     As filed with the Securities and Exchange Commission on December 1, 1995

                                                             File No. 33-30361

                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                      FORM N-1A

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           Post-Effective Amendment No. 11

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                   Amendment No. 12


                                HERITAGE INCOME TRUST
                  (Exact name of registrant as specified in charter)
                                880 Carillon Parkway
                               St. Petersburg, FL 33716
                       (Address of principal executive offices)


         Registrant's telephone number, including area code:  (813) 573-3800

                             STEPHEN G. HILL, PRESIDENT
                                880 Carillon Parkway
                               St. Petersburg, FL 33716
                       (Name and address of agent for service)

                                     Copies to:
                             CLIFFORD J. ALEXANDER, ESQ.
                             Kirkpatrick & Lockhart LLP
                                 1800 M Street, N.W.
                                Washington, D.C. 20036
                             Telephone:  (202) 778-9000

     It is proposed that this filing will become effective February 1, 1996 pursuant to paragraph (a) of Rule 485.

     Registrant filed a notice pursuant to Rule 24f-2 under the Investment Company Act of 1940 on or about November 29, 1995.

                                 Page 1 of ____ pages

                           Exhibit Index begins on page ___

                                HERITAGE INCOME TRUST

                          CONTENTS OF REGISTRATION STATEMENT


     This registration document is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Cross Reference Sheet - High Yield Bond Fund and Intermediate Government Fund

                  Prospectus - High Yield Bond Fund

                  Prospectus - Intermediate Government Fund

                  Statement of Additional Information - High Yield Bond Fund and Intermediate Government Fund

                  Part C of Form N-1A

                  Signature Page

                  Exhibits

                               HERITAGE INCOME TRUST -

                                HIGH YIELD BOND FUND
                             INTERMEDIATE GOVERNMENT FUND

                              N-1A CROSS-REFERENCE SHEET

            PART A ITEM NO.       PROSPECTUS CAPTION

                   1              Cover Page

                   2              General Information - Total Fund Expenses


                   3              General Information - Financial
                                  Highlights

                   4              Cover Page; General Information;
                                  Shareholder and Account Policies -
                                  Shareholder Information

                   5              Cover Page; Management of the Fund

                  5A              General Information - Performance
                                  Information

                   6 General Information - Shareholder Information; Investing in the Fund; Shareholder Accounts and Policies - Dividends and Other Distributions, Taxes

                   7              Investing in the Fund; General
                                  Information - Net Asset Value;
                                  Shareholder Accounts and Policies -
                                  Distribution Plan

                   8              Investing in the Fund - How to Redeem
                                  Shares

                   9              Inapplicable



                                  STATEMENT OF ADDITIONAL
            PART B ITEM NO.       INFORMATION CAPTION

                  10              Cover Page

                  11              Table of Contents

                  12              General Information; Investment
                                  Information

                  13              Investment Information; Investment
                                  Limitations

                  14              Trust Information - Management of the
                                  Trust

                  15              5% holders

                  16 Trust Information - Investment Adviser and Administrator; Subadviser;
                                  Distribution of Shares; Administration of the Trust

                  17              Trust Information - Brokerage Practices

                  18              Trust Information


                  19              Investing in the Trust; Redeeming Shares;
                                  Net Asset Value

                  20              Taxes

                  21              Trust Information - Distribution of
                                  Shares

                  22              Performance Information

                  23              Financial Statements


     PART C

            Information required to  be included  in Part C  is set  forth under
     the  appropriate  item,  so  numbered  in  Part   C  of  this  Registration
     Statement.

                                   (HERITAGE LOGO)

                                HIGH YIELD BOND FUND

            Heritage Income Trust is a mutual fund offering shares in separate investment portfolios. This Prospectus relates to the High Yield Bond Fund (the "Fund"), which formerly was known as the Diversified Portfolio. The Fund has an investment objective of high current income. The Fund seeks to achieve this objective primarily by investing IN A PORTFOLIO OF LOWER- AND MEDIUM-RATED HIGH YIELD FIXED INCOME SECURITIES. THESE LOWER-RATED SECURITIES COMMONLY ARE REFERRED TO AS "JUNK BONDS" OR "HIGH YIELD SECURITIES." INVESTMENTS IN LOWER-RATED SECURITIES ENTAIL A HIGH DEGREE OF RISK AND ARE PREDOMINANTLY SPECULATIVE. ACCORDINGLY, THESE SECURITIES ARE DESIGNED FOR INVESTORS WILLING TO ASSUME ADDITIONAL RISK IN RETURN FOR THE POTENTIAL FOR ABOVE-AVERAGE INCOME. SEE "LOWER-RATED SECURITIES-RISK
     FACTORS." The Fund offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load).

            This Prospectus contains information that should be read before investing in the Fund and should be kept for future reference. A Statement of Additional Information relating to the Fund, dated February 1, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information is available free of charge and shareholder inquiries can be made by writing to Heritage Asset Management, Inc. or by calling (800) 421-4184.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                 SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE
                  SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                     EXCHANGE COMMISSION OR ANY STATE SECURITIES
                       COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS. ANY
                           REPRESENTATION TO THE CONTRARY
                                IS A CRIMINAL OFFENSE.

                                   (HERITAGE LOGO)
                          Registered Investment Advisor--SEC

                                880 Carillon Parkway
                            St. Petersburg, Florida 33716
                                    (800) 421-4184
                          Prospectus Dated February 1, 1996

     Table of Contents
     =========================================================================

       GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . .
             About the Trust and the Fund  . . . . . . . . . . . . .       1
             Total Fund Expenses   . . . . . . . . . . . . . . . . .       1

             Financial Highlights  . . . . . . . . . . . . . . . . .       3
             Differences Between A Shares and C Shares   . . . . . .       4

             Investment Objective, Policies and Risk Factors   . . .       4

             Net Asset Value   . . . . . . . . . . . . . . . . . . .       8
             Performance Information   . . . . . . . . . . . . . . .       8

       INVESTING IN THE FUND . . . . . . . . . . . . . . . . . . . .       9
             How to Buy Shares   . . . . . . . . . . . . . . . . . .       9

             Minimum Investment Required/Accounts with Low Balances       10

             Investment Programs   . . . . . . . . . . . . . . . . .      10
             Alternative Purchase Plans  . . . . . . . . . . . . . .      11

             What Class A Shares Will Cost   . . . . . . . . . . . .      12
             What Class C Shares Will Cost   . . . . . . . . . . . .      14

             How to Redeem Shares  . . . . . . . . . . . . . . . . .      15

             Receiving Payment   . . . . . . . . . . . . . . . . . .      16
             Exchange Privilege  . . . . . . . . . . . . . . . . . .      17

       MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . .      18
       SHAREHOLDER AND ACCOUNT POLICIES  . . . . . . . . . . . . . .      19

             Dividends and Other Distributions   . . . . . . . . . .      19

             Distribution Plans  . . . . . . . . . . . . . . . . . .      19
             Taxes   . . . . . . . . . . . . . . . . . . . . . . . .      20

             Shareholder Information   . . . . . . . . . . . . . . .      21
       APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . .     A-1



                                 GENERAL INFORMATION

     ABOUT THE TRUST AND THE FUND

            Heritage Income Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. The Trust is an open-end diversified management investment company that currently offers shares in two separate investment portfolios, the Fund and the Intermediate Government Fund. The Fund is designed for individuals and fiduciaries whose investment objective is high current income. The Fund offers two classes of shares, Class A shares ("A shares") and Class C shares ("C shares"). The Fund requires a minimum initial investment of $1,000, except for certain retirement accounts and investment plans for which lower limits may apply. See "Investing in the Fund." This prospectus relates exclusively to the Fund. To obtain a prospectus for the Intermediate Government Fund, call (800) 421-4184.

     TOTAL FUND EXPENSES

            Shown below are all Class A expenses incurred by the Fund during its 1995 fiscal year. Class A annual operating expenses are shown as an annualized percentage of fiscal 1995 average daily net assets. Because C shares were not offered for sale prior to April 3, 1995, Class C annual operating expenses are based on estimated expenses. Shareholder transaction expenses for both classes are expressed as a percentage of maximum public offering price, cost per transaction, or as otherwise noted.


                                                                         Class A        Class C
                                                                         -------        -------
       Shareholder Transaction Expenses
       Sales load "charge" on purchases  . . . . . . . . . . . .           3.75%           None
       Contingent deferred sales  load (as a  percentage original                                 (declining    to    0%
       purchase price or redemption proceeds, as applicable) . .            None          1.00%   after the first year)
       Wire redemption fee . . . . . . . . . . . . . . . . . . .           $5.00          $5.00
       Annual Fund Operating Expenses
       Management Fee (after fee waiver) . . . . . . . . . . . .           0.34%          0.34%
       12b-1 Distribution Fee  . . . . . . . . . . . . . . . . .           0.35%          0.80%
       Other Expenses  . . . . . . . . . . . . . . . . . . . . .           0.56%          0.56%
                                                                           -----          -----
                                                                           1.25%          1.70%
       Total Fund Operating Expenses (after fee waiver)  . . . .           =====          =====


            The Fund's manager, Heritage Asset Management, Inc. (the "Manager"), voluntarily will waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed 1.25% and to the extent that Class C annual operating expenses exceed 1.70% of the average daily net assets attributable to that class for the fiscal year ending September 30, 1996. Absent fee waivers, the management fee for each class would have been 0.60%, and total Fund operating expenses would have been 1.51% for A shares and 1.96% for C shares. To the extent that the Manager waives or reimburses its fees with respect to one class, it will do so with respect to the other class on a proportionate basis. Due to the imposition of Rule 12b-1 distribution fees, it is possible that long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

            The impact of Fund operating expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and a redemption at the end of each period shown.


                                                1 Year      3 Years     5 Years       10 Years
                                                ------      -------     -------       --------

      Total Operating Expenses -- A shares         $50          $76        $104           $183

      Total Operating Expenses -- C shares         $27          $54         $92           $201



            The impact of Fund operating expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and no redemption at the end of each period shown.


                                                     1 Year        3 Years        5 Years       10 Years
                                                     ------        -------        -------       --------

       Total Operating Expenses -- A shares             $50            $76           $104           $183

       Total Operating Expenses -- C shares             $17            $54            $92           $201



            This is an illustration only and should not be considered a representation of future expenses. Actual expenses and performance may be greater or less than that shown above. The purpose of the above tables are to assist investors in understanding the various costs and expenses that will be borne directly or indirectly by shareholders. For a further discussion of these costs and expenses, see "Management of the Fund" and "Distribution Plans."

     FINANCIAL HIGHLIGHTS

            The following table shows important financial information for an A share and a C share of the Fund outstanding for the periods indicated, including net investment income, net realized and unrealized gain on investments, and certain other information. It has been derived from financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Statement of Additional Information ("SAI"), which may be obtained by calling the Fund at the telephone number on the front page of this prospectus.


                                                                      Class A*                           Class C*
                                                         For the Years Ended September 30,
                                       _______________________________________________________________
                                            1995      1994      1993       1992       1991       1990+      1995++


       Net asset value, beginning of        $9.65     $10.65    $10.82    $10.29      $ 9.29      $ 9.60      $ 9.62
       the period                          ------     ------    ------    ------      ------      ------      ------


       Income from Investment
       Operations:

         Net investment income(a)            0.72       0.69      0.81      0.83        0.87        0.43        0.31

         Net realized and                    0.31     (0.84)      0.07      0.59        1.00      (0.34)        0.28
           unrealized gain (loss)            ----     ------      ----      ----        ----      ------        ----
           on investments  . . . . . .

         Total from Investment               1.03     (0.15)      0.88      1.42        1.87        0.09        0.59
         Operations  . . . . . . . . .       ----     ------      ----      ----        ----        ----        ----


       Less Distributions:

       Dividends from net investment       (0.74)     (0.71)    (0.83)    (0.85)      (0.87)      (0.36)      (0.30)
       income  . . . . . . . . . . . .

       Distributions from net realized         --     (0.07)    (0.22)    (0.04)          --      (0.04)           -
       gains . . . . . . . . . . . . .

       Distributions in excess of net          --     (0.07)        --        --          --          --          --
       realized gains  . . . . . . . .     ------     ------    ------    ------      ------      ------      ------

       Total Distributions . . . . . .     (0.74)     (0.85)    (1.05)    (0.89)      (0.87)      (0.40)      (0.30)
                                           ------     ------    ------    ------      ------      ------      ------


                                        - 4 -






       Net asset value, end of the         $ 9.94     $ 9.65    $10.65    $10.82      $10.29      $ 9.29      $ 9.91
       period  . . . . . . . . . . . .     ======     ======    ======    ======      ======      ======      ======

       Total Return (%)(d) . . . . . .      11.23     (1.59)      8.57     14.35       21.19    0.91 (c)    6.18 (c)

       Ratios (%) Supplemental Data:

       Operating expenses, net, to           1.25       1.25      1.19      0.95        1.31    1.35 (b)    1.70 (b)
       average daily net assets (a)  .

       Net investment income to              7.35       6.76      7.57      8.11        9.10    8.97 (b)    6.67 (b)
       average daily net assets  . . .

       Portfolio turnover rate . . . .        109     135.05    150.36     70.73      118.83    38.76(b)         109

       Net assets, end of the period          $30        $36       $42       $32         $15         $10        $0.6
       (millions)  . . . . . . . . . .



     * Amounts and percentages contained in Financial Highlights are per share information applicable to periods when the Fund was managed under the name Heritage Income Trust - Diversified Portfolio. The name and the investment objective were changed pursuant to a shareholder vote on January 24, 1996.

     + For the period March 1, 1990 (commencement of operations) to September 30, 1990.

     ++ For the period April 3, 1995 (commencement of operations of C shares) to September 30, 1995.

     (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.03, $.02, $.02, $.05, $.07 and $.08 per
            A share, respectively. The operating expense ratios including such items would be 1.51%, 1.42%, 1.43%, 1.60%, 2.17% and 3.0%
            (annualized) for A shares, respectively. Excludes management fees waived by the Manager in the amount of $.03 per C share. The operating expense ratio including such items would be 1.96% (annualized) for C shares.

     (b)    Annualized.

     (c)    Not annualized.

     (d)    Does not reflect the imposition of a sales load.

     DIFFERENCES BETWEEN A SHARES AND C SHARES

            The primary difference between the A shares and the C shares lies in their initial sales load and contingent deferred sales load ("CDSL") structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized below. In addition, each class may bear differing amounts of certain class-specific expenses, such as transfer agent fees, Securities and Exchange Commission ("SEC") registration fees, state registration fees, and expenses of administrative personnel and services. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See "How to Buy Shares," "Alternative Purchase Plans," "What Class A Shares Will Cost" and "What Class C Shares Will Cost."


                                                       Annual 12b-1 Fees
                                                       as a % of Average
                              Sales Load               Daily Net Assets             Other Information
                              ----------               -----------------            -----------------



       A Shares       Maximum initial sales       Service fee of 0.25%;        Initial sales load waived
                      load of 3.75%               distribution fee of up to    or reduced for certain
                                                  0.10%                        purchases


       C Shares       Maximum CDSL of 1% of       Service fee of 0.25%;        CDSL waived for certain
                      redemption proceeds;        distribution fee of 0.55%    types of redemptions
                      declining to zero after 1
                      year




     INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

            The investment objective of  the Fund is  high current income.   The
     Fund seeks to achieve this objective primarily by investing in a portfolio of lower- and medium-rated high yield fixed income securities. These lower-rated securities commonly are referred to as "junk bonds" or "high yield securities." Investments in lower-rated securities entail a high degree of risk and are predominantly speculative. Accordingly, an investment in the Fund is not appropriate for all investors. Fund shares will fluctuate in value as a result of value changes in portfolio investments. There can be no assurance that the Fund's investment objective will be achieved.

            In seeking its objective the Fund will invest primarily in securities rated Baa or lower by Moody's Investors Service, Inc. ("Moody's") or BBB or lower by Standard & Poor's ("S&P"), or in securities determined by Salomon Brothers Asset Management Inc, the Fund's investment Subadviser (the "Subadviser") to be of comparable quality. These lower- and medium-rated, and comparable unrated securities offer yields that generally are superior to the yields offered by higher-rated securities. However, such securities also involve significantly greater risks, including price volatility and risk of default in the payment of principal and interest. The Subadviser seeks to minimize the risks of investing in these securities through its careful analysis of the credit status of these issuers.

            Certain of the debt securities purchased by the Fund may be rated as low as C by Moody's or D by S&P or may be considered comparable to securities having these ratings. These lower-rated securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current and identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Therefore, the Fund will not invest in these lower-rated securities unless the Subadviser believes that the difference in yield on these securities is sufficient to justify the higher risk.

            The Fund may invest up to 10% of its total assets in foreign fixed income securities. The Fund also may invest in zero coupon and pay-in-kind securities, fixed and floating rate loans, high yield commercial paper, repurchase agreements and reverse repurchase agreements. The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund generally will hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the Subadviser, such purchase is appropriate. The Fund may loan portfolio securities, borrow money (as discussed in the SAI), and purchase securities on a firm commitment or when issued basis. Up to 10% of the Fund's total assets may be invested in illiquid securities. In times when, in its judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders, the Subadviser may invest up to 100% of its assets in money market instruments, U.S. Government securities, and long- and short-term debt instruments that are rated A or higher by S&P or Moody's. See the Appendix for a description of corporate bond ratings, and the Appendix to the SAI for commercial paper, ratings by S&P and Moody's.

            The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All policies of the Fund described in this prospectus may be changed by the Trust's Board of Trustees (the "Board of Trustees" or the "Board") without shareholder approval. The following is a discussion of the types of investments in which the Fund may invest, including the risks of investing in these securities. For a further discussion of the Fund's investment policies and risks, see "Investment Objective and Policies of the Fund" in the SAI.

            Convertible Securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally have higher yields than common stocks, but lower yields than comparable non-convertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

            Debt Obligations and Fund Maturity. The Subadviser has discretion to select the range of maturities of the debt obligations in which the Fund will invest. The Subadviser anticipates that, under normal market conditions, the Fund will have an average portfolio maturity of 10 to 15 years. However, this average portfolio's maturity may vary substantially from time to time depending on economic and market conditions. The market value of these securities will be affected by changes in interest rates. There normally is an inverse relationship between the market value of such securities and actual changes in interest rates, Thus, a decline in interest rates generally produces an increase in market value, while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such a security. In addition, changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness also will affect the market value of the debt securities of that issuer. Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields generally are available from lower-rated securities.

            Firm Commitment and When-Issued Securities. The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund only will make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

            Fixed and Floating Rate Loans. The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund may invest in such loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). The Fund considers these investments to be investments in debt securities for purposes of this prospectus. The Fund, in pursuing its investment policies, may acquire Participations and Assignments that are high yield, nonconvertible corporate debt securities or short duration debt securities. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the investment manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

            The  Fund   may  have   difficulty  disposing   of  Assignments  and
     Participations. Because the market for such instruments is not highly liquid, the Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Thus, the Fund will treat investments in Participations and Assignments as illiquid for purposes of its limitation on investments in illiquid securities. The Fund may revise this policy in the future.

            Foreign Fixed Income  Securities.  The Fund may  invest up to 10% of its total assets in foreign fixed-income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Fund's investments in such securities. Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from restrictions on foreign investment and repatriation of capital, from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and relative illiquidity of foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates. Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy. In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements of U.S. issuers. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

            Futures and Options. Although the Subadviser has no current intention to do so, the Fund may engage in transactions in options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolio. The Fund also may, in certain circumstances, purchase or sell futures contracts or options as a substitute for the purchase or sale of securities. The Fund may purchase and sell put and call options on debt securities and indices of debt securities, purchase and sell futures contracts on debt securities and indices of debt securities, and purchase and sell options on such futures contracts. For example, if the Subadviser anticipates that interest rates will rise, the Fund also may sell a debt futures contract or a call option thereon or purchase a put option on a futures contract as a hedge against a decrease in the value of the Fund's securities. If the Subadviser anticipates that interest rates will decline, the Fund may purchase a debt futures contract or a call option thereon or sell a put option on a futures contract to protect against an increase in the price of securities the Fund intends to purchase.

            Lower-Rated Securities -Risk Factors. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund.

            Effect of Interest Rate and Economic Changes. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately.

            The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Furthermore, the market value of zero coupon and pay-in-kind securities is more greatly affected by interest rate changes and is more volatile than that of similar securities that pay interest periodically in cash. Accrued discount and "interest" on zero coupon and pay-in-kind securities are reported as income by the Fund even though no cash actually is received by the Fund until the securities' maturity or payment date.

            Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer's financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

            Securities Ratings. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, credit rating agencies may fail to timely change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. Although the Subadviser considers security ratings when making investment decisions, it primarily relies upon its own investment analysis. This analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and its responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects. Because of the greater number of investment considerations involved in investing in lower-rated securities, the achievement of the Fund's objective depends more on the Subadviser's analytical abilities than would be the case if it were investing only in securities in the higher rating categories. The Fund, at the discretion of the Subadviser, may retain a security that has been downgraded below the initial investment criteria.

            Liquidity and Valuation. High yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security. To the extent that there is no established retail secondary market, there may be thin trading of high yielding securities. This may lessen the Fund's ability to accurately value these securities and its ability to dispose of these securities. Additionally, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yielding securities, especially in a thinly traded market. Certain high yielding securities may involve special registration responsibilities, liabilities and costs and liquidity and valuation difficulties; thus, the responsibilities of the Board of Trustees to value high yield securities in the portfolio becomes more difficult with judgment playing a greater role.

            The table below shows the percentages of the Fund's assets invested during fiscal 1995 in securities assigned to the various rating categories by Moody's and S&P and in unrated securities determined by the Subadviser to be of comparable quality. These figures are dollar-weighted averages of month-end portfolio holdings for the fiscal year ended September 30, 1995, presented as a percentage of total net assets. As of February 1, 1996, the Fund's investment strategy was amended to allow for up to 100% of its assets to be invested in high yield lower-rated securities. Therefore, these historical percentages are not indicative of the quality of current or future portfolio holdings, which will vary.

                                                                 Comparable
                                                                 Quality of
                                                                   unrated
                                           Rated securities    securities as a
                                           as a percentage      percentage of
                                            of the Fund's        the Fund's
                                                assets             assets
                                                ------             ------

       [S]                                       [C]                 [C]

       S&P/Moody's Ratings

       U.S. Government Securities  . .               48.36%          --

       Repurchase Agreements involving                               --

         U.S. Government Securities  .                 6.09          --

       "BB"/"Ba" . . . . . . . . . . .                 3.87          --

       "B"/"B" . . . . . . . . . . . .                36.37         3.13

       "CCC"/"Caa" . . . . . . . . . .                 2.01          --
                                                      -----         -----

                                                      97.7%         3.13
                                                     ======        ======

            Portfolio Turnover. The Fund may purchase and sell securities without regard to the length of time the securities have been held. A high rate of portfolio turnover generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the fiscal year ended September 30, 1995 was 109%. See "Brokerage Practices" in the SAI.

            Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal
     Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or the maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Subadviser to present minimal credit risks in accordance with guidelines established by the Board of Trustees. The Fund may invest up to 25% of its total assets in repurchase agreements.

            Warrants.   The Fund may  invest in warrants,  which are  securities
     permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

            Zero Coupon and Pay-in-Kind Bonds. The Fund may invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

            Zero coupon securities and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, such securities are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Fund's 13% limitation on investments in illiquid securities.

            Current federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

     NET ASSET VALUE

            The net asset values of A shares and C shares are calculated by dividing the value of the total assets of the Fund attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange ("Exchange") each day it is open. Fund securities are stated at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a readily available market quote, or if the Manager or Subadviser has reason to question the validity of market quotations they receive, securities and other assets are valued using such methods as the Board of Trustees believes would reflect fair value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The per share net asset value of A shares and C shares may differ as a result of the different daily expense accruals applicable to each class. For more information on the calculation of net asset value, see "Net Asset Value" in the SAI.

     PERFORMANCE INFORMATION

            Total return data of the A shares and C shares from time to time may be included in advertisements about the Fund. Performance information is computed separately for A shares and C shares in accordance with the methods described below. Because C shares bear the expense of a higher distribution fee attributable to the deferred sales load alternative, the performance of C shares likely will be lower than that of A shares.

            Total  return with respect to a  class for the one-,  five- and ten-
     year periods or, if such periods have not yet elapsed, the period since the establishment of that class, through the most recent calendar quarter represents that average annual compounded rate of return on an investment of $1,000 in that class at the public offering price (in the case of A shares, giving effect to the maximum initial sales load of 3.75% and, in the case of C shares, giving effect to the deduction of any CDSL that would be payable). In addition, the Fund also may advertise its total return in the same manner, but without taking into account, the initial sales load or CDSL. The Fund also may advertise total return calculated without annualizing the return and total return, may be presented for other periods. By not annualizing the returns, the total return calculated in this manner simply will reflect the increase in net asset value per A share and C share over a period of time, adjusted for dividends and other distributions. A share and C share performance may be compared with various indices.

            The Fund also may from time to time advertise the yield of A shares and C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of the Fund will be computed by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in the Fund's financial statements.

            All data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's investment portfolio and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. For more information on investment performance, see the SAI.


                                INVESTING IN THE FUND

     HOW TO BUY SHARES

            Shares of  the Fund  are  continuously  offered through  the  Fund's principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the Securities Act of 1933, as amended.

            Shares of the Fund may be purchased through a registered representative of the Distributor, a participating dealer or a participating bank ("Representative") by placing an order for Fund shares with your Representative, completing and signing the Account Application found in this prospectus, and mailing it, along with your payment, within three business days.

            The Fund offers and sells two classes of shares, A shares and C shares. A shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales load imposed at the time of purchase. C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. A CDSL of 1% is imposed on C shares if you redeem those shares within one year of purchase. When you place an order for Fund shares, you must specify which class of shares you wish to purchase. See "Alternative Purchase Plans."

            All purchase orders received by the Distributor prior to the close of regular trading on the Exchange -- generally 4:00 p.m., eastern time -- will be executed at that day's offering price. Purchase orders received by your Representative prior to the close of regular trading on the Exchange and transmitted to the Distributor before 5:00 p.m. eastern time on that day also will receive that day's offering price. Otherwise, all purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day. See "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

            You also may purchase shares of the Fund directly by completing and signing the Account Application found in this prospectus and mailing it, along with your payment, to Heritage Income Trust - High Yield Bond Fund, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

            Shares may be purchased with Federal Funds (a commercial bank's deposit with the Federal Reserve Bank that can be transferred to another member bank on the same day) sent by Federal Reserve or bank wire to State Street Bank and Trust Company, Boston, Massachusetts, ABA #011-000-028, Account #3196-769-8. Wire instructions should include (1) the name of the Fund, (2) the class of shares to be purchased, (3) your account number assigned by the Fund, and (4) your name. To open a new account with Federal Funds or by wire, you must contact the Manager or your Representative to obtain a Heritage mutual fund account number. Commercial banks may elect to charge a fee for wiring funds to State Street Bank and Trust Company. For more information on "How to Buy Shares," see "Investing in the Funds" in the SAI.

     MINIMUM INVESTMENT REQUIRED/ACCOUNTS WITH LOW BALANCES

            Except as provided under "Investment Programs", the minimum initial investment in the Fund is $1,000 and a minimum account balance of $500 must be maintained. These minimum requirements may be waived at the discretion of the Manager. In addition, initial investments in Individual Retirement Accounts ("IRAs") may be reduced or waived under certain circumstances. Contact the Manager or your Representative for further information.

            Due to the high cost of maintaining accounts with low balances, it is currently the Fund's policy to redeem Fund shares in any account if the account balance falls below the required minimum value of $500, except for retirement accounts. The shareholder will be given 30 days' notice to bring the account balance to the minimum required or the Fund may redeem shares in the account and pay the proceeds to the shareholder. The Fund does not apply this minimum account balance requirement to accounts that fall below this minimum due to market fluctuation.

     INVESTMENT PROGRAMS

            A variety of automated investment options are available for the purchase of Fund shares. These plans provide for automatic monthly investments of $50 or more through various methods described below. You may change the amount to be automatically invested or may discontinue this service at any time without penalty. If you discontinue this service before reaching the required account minimum, the account must be brought up to the minimum in order to remain open. Shareholders desiring this service should complete the appropriate application available from the Manager. You will receive a periodic confirmation of all activity for your account.

     Automatic Investment Options:

     1. Bank Draft Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Fund. The draft is returned by your bank the same way a canceled check is returned.

     2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

     3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Fund. The U.S. Government or agency will report to you all payments made.

     4. Automatic Exchange -- If you own shares of another open-end mutual fund advised by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

            You may change or terminate any of the above options at any time.

     RETIREMENT PLANS:

              Shares of the Fund may be purchased as an investment for Heritage IRA plans. In addition, shares may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs") and other qualified retirement plans.

              Heritage IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage IRA. An individual may make limited contributions to a Heritage IRA through the purchase of shares of the Fund and/or other Heritage Mutual Funds. The Internal Revenue Code of 1986, as amended (the "Code") limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $2,250, if such contributions also are made for a nonworking spouse and a joint return is filed). A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

              Fund shares may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

              Other Retirement Plans. Multiple participant payroll deduction retirement plans also may purchase A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of A shares will be that normally applicable under the schedule of sales loads set forth in this prospectus to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales loads previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase C shares at any time.

     Alternative Purchase Plans

              The alternative purchase  plans offered by the Fund enable  you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in the Fund, the accumulated continuing distribution and service fees plus the CDSL on C shares would exceed the initial sales load plus accumulated service fees on A shares purchased at the same time. Another factor to consider is whether the potentially higher yield of A shares due to lower ongoing charges will offset the initial sales load paid on such shares. Representatives may receive different compensation for sales of A shares than sales of C shares.

              If you purchase sufficient shares to qualify for a reduced sales load, you may prefer to purchase A shares because similar reductions are not available on the C shares. For example, if you intend to invest more than $1,000,000 in shares of the Fund, you should purchase A shares. Moreover, all A shares are subject to a lower 12b-1 fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. If your purchase will not qualify for a reduced sales load, you may still wish to purchase A shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and service fees on C shares would eventually exceed the initial sales load plus the continuing service fee on A shares during the life of your investment. However, because initial sales loads are deducted at the time of purchase, not all of the purchase payment for A shares is invested initially.

              You might determine that it would be more advantageous to purchase C shares in order to have all of your purchase payment invested initially. However, your investment would remain subject to continuing distribution and service fees and, for a one year period, be subject to a CDSL. For example, based on current fees and expenses for the Fund and the maximum A shares sales load, you would have to hold A shares approximately seven years before the accumulated distribution and service fees on the C shares would exceed the initial sales load plus the accumulated service fees on the A shares.

     What Class A Shares Will Cost

              A shares are  sold on each day  on which the Exchange is open.   A
     shares are sold at their next determined net asset value plus a sales load as described below.

                                                           Sales Load as a Percentage of
                                                           -----------------------------
                                                                                                                Dealer Concession
                                                                                Net Amount Invested            as a Percentage of
       Amount of Purchase                          Offering Price                (Net Asset Value)              Offering Price(1)
       ------------------                          --------------               -------------------            ------------------
       Less than $25,000                               3.75%                           3.90%                          3.25%
       $25,000 to $49,999                              3.25%                           3.36%                          2.75%
       $50,000 to $99,999                              2.75%                           2.83%                          2.25%
       $100,000 to $249,999                            2.25%                           2.30%                          1.75%
       $250,000 to $499,999                            1.50%                           1.52%                          1.00%
       $500,000 to $999,999                            0.75%                           0.76%                          0.25%
       $1,000,000 and over(2)                          0.00%                           0.00%                          0.00%

     (1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers. Otherwise, it will pay the Dealer Concession shown above.

     (2) The Manager may pay up to 0.50% of the purchase amount to the Distributor for purchases exceeding $1,000,000. The Manager reserves the right to reclaim this payment subject to certain holding period requirements.

              A shares may be sold at net asset value without any sales  load to the Manager and Subadviser; current and retired officers and Trustees of the Trust; directors, officers, and full-time employees of the Manager, Subadviser of any Heritage Mutual Fund, Distributor, and their affiliates [Bond affiliates]; registered representatives of broker-dealers that are parties to dealer agreements with the Distributor (or financial institutions that have arrangements with such broker-dealers); directors, officers and full time employees of banks that are party to agency agreements with the Distributor; and all such persons' immediate relatives, and their beneficial accounts. In addition, the American Psychiatric Association (the "APA Group") has entered into an agreement with the Distributor that allows its members to purchase A shares at a sales load equal to two-thirds of the percentages in the above table. The Dealer Concession also will be adjusted in a like manner. Members of the APA Group also are eligible to purchase A shares at net asset value in amounts equal to the value of shares redeemed from other mutual funds that were purchased under reduced sales load programs available to their organization. A shares also may be purchased without sales loads by investors who participate in certain broker-dealer wrap fee investment programs.

              A shares also may be purchased without a sales load if (1) within 90 days of the purchase of A shares the purchaser redeemed A shares of one or more mutual funds for which a retail broker-dealer (other than the
     Distributor) or its affiliate was principal underwriter (proprietary funds), provided that the purchaser either paid a front-end sales load (or a CDSL) or held shares of those funds for the period required not to pay the otherwise applicable CDSL, and (2) the total value of A shares of all Heritage Mutual Funds purchased under this sales load waiver does not exceed the amount of the purchaser's redemption proceeds from the proprietary funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their investment executives for more information.

              A shares also may be purchased at net asset value by trust companies and bank trust departments for funds over which they exercise exclusive discretionary authority and are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase. Currently, the minimum purchase required is $1,000,000, which may be invested over a period of 13 months. The minimum may be changed from time to time by the Distributor. The minimum may be aggregated between A shares of the Fund and A shares of any other Heritage Mutual Funds that would be subject to a sales load. Cities, counties, states or instrumentalities, and their departments, authorities or agencies are able to purchase A shares of the Fund at net asset value as long as certain conditions are met.

     HERITAGE NET ASSET VALUE ("NAV") TRANSFER PROGRAM

              During specific periods, A shares of the Fund may be sold at net asset value without any sales load under the Manager's NAV Transfer Program. To qualify for the NAV Transfer Program, you must provide adequate proof that you recently redeemed shares from an open-end, load or no-load fund other than the Heritage Mutual Funds. To provide adequate proof you must complete a qualification form and provide a statement showing the value liquidated from the other mutual fund within time parameters set by the Manager. In addition, shares of the other fund must have been liquidated no more than 90 days prior to the beginning of the promotion period and not after the period ends. The Manager may pay Representatives a one-time fee of up to 0.25% for all trades meeting the requirements. The Manager reserves the right to recover these fees if A shares are redeemed within 90 days of purchase.

     COMBINED PURCHASE PRIVILEGE (RIGHT OF ACCUMULATION)

              You may qualify for the sales load reductions indicated in the above sales load schedule by combining purchases of A shares into a single "purchase" if the resulting "purchase" totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse, and their children under the age of 21 years, purchasing A shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate, or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. A "purchase" also may include A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load. To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     STATEMENT OF INTENTION

              You also may obtain the reduced sales loads shown under "What Class A Shares Will Cost" by means of a written Statement of Intention, which expresses your intention to invest not less than $25,000 within a period of 13 months in A shares of the Fund or A shares of any other Heritage Mutual Fund subject to a sales load.

              Investors qualifying for the Combined Purchase Privilege described above may purchase A shares of the Heritage Mutual Funds under a single Statement of Intention. For example, if, at the time an investor signs a Statement of Intention to invest at least $25,000 in A shares of the Fund, the investor and the investor's spouse each purchase A shares worth $5,000 (for a total of $10,000), then it will be necessary only to invest a total of $15,000 during the following 13 months in A shares or any other Heritage Mutual Fund subject to a sales load to qualify for the reduced sales loads on the total amount being invested.

              The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in A shares of the Fund should complete the appropriate portion of the Account Application, while current Fund shareholders desiring to do so can obtain a Statement of Intention form by contacting the Manager or the Distributor at the address or telephone number listed on the cover of this prospectus, or from their Representative.

     REINSTATEMENT PRIVILEGE

              A shareholder who has redeemed any or all of his A shares of the Fund may reinvest all or any portion of the redemption proceeds in A shares at net asset value without any sales load, provided that such reinvestment is made within 90 calendar days after the redemption date. A shareholder who has redeemed any or all of his C shares of the Fund and has paid a CDSL on those shares or has held those shares long enough so that the CDSL no longer applies, may reinvest all or any portion of the redemption proceeds in C shares at net asset value without paying a CDSL on future redemptions of those shares, provided that such reinvestment is made within 90 calendar days after the redemption date. A reinstatement pursuant to this privilege will not cancel the redemption transaction; therefore, (1) any gain realized on the transaction will be recognized for Federal income tax purposes, while (2) any loss so realized will not be recognized to the extent the proceeds are reinvested in shares of the
     Fund. See "Taxes." The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limitation in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his defined contribution plan, IRA or SEP. Investors must notify the Fund if they intend to exercise the reinstatement privilege.

              For more information on "What Class A Shares Will Cost" and a further explanation of instances in which the sales load will be waived or reduced, see "Investing in the Funds" in the SAI.

     WHAT CLASS C SHARES WILL COST

              A CDSL of 1% is imposed on C shares if, within one year of purchase, you redeem an amount that causes the current value of your account to fall below the total dollar amount of C shares purchased subject to the CDSL. The CDSL will not be imposed on the redemption of C shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed C shares above the original purchase price. Thus, the CDSL will be imposed on the lower of net asset value or purchase price.

              Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSL. When calculating the CDSL, it will be assumed that the redemption is made first of C shares acquired as dividends, second of C shares that have been held for over one year, and finally of C shares held for less than one year on a first-in first-out basis.

              For example, assume you purchase 100 C shares at $10 per share (for a total cost of $1,000) and, during the year you purchase such shares, the net asset value increases to $12 per share and you acquire 10 additional shares as dividends. If you redeem 50 shares (or $600) within the first year of purchase, 10 shares would not be subject to the CDSL because redemptions are made first of shares acquired as dividends. With respect to the remaining shares, the CDSL is applied only to the original cost of $10 per share and not to the higher net asset value of $12 per share. Therefore, only 40 of the 50 shares (or $400) being redeemed would be subject to a CDSL at a rate of 1%.

              Waiver of the Contingent Deferred Sales Load.  The CDSL  currently is waived for (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Code from a qualified retirement plan, including a Keogh or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by the Fund of C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSL described in sections
     (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians certificates.

              For   more  information   about  C   shares,   see  "Reinstatement
     Privilege" and "Exchange Privilege."

     HOW TO REDEEM SHARES

              Redemption of Fund shares can be made by:

              Contacting   Your  Representative.     Your   Representative  will
     transmit an order to the Fund for redemption and may charge you a fee for this service.

              Telephone Request.   You  may redeem shares by placing a telephone
     request to the Fund (800-421-4184) prior to the close of regular trading on the Exchange. Shareholders who do not wish to have telephone
     exchange/redemption   privileges  should   so  elect   by  completing   the
     appropriate section of the Account Application. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions that they reasonably believe are authentic. These parties will employ reasonable procedures to confirm that telephone instructions are authentic. To the extent that the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. For more information on these procedures, see "Redeeming Shares -- Telephone Transactions" in the SAI. You may elect to have the funds wired to the bank account specified on the Account Application. Funds normally will be sent the next business day, and the shareholder will be charged a wire fee by the Manager (currently $5.00). For redemptions of less than $25,000, you may request that the check be mailed to your address of record, providing that such address has not been changed in the past 60 days. For your protection, all other redemption checks will be transferred to the bank account specified on the Account Application.

              Written Request. Fund shares may be redeemed by sending a written request for redemption to "Heritage Income Trust-High Yield Bond Fund, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, Florida 33733." Signature guarantees will be required on the following types of requests: redemptions from any account that has had an address change in the past 60 days, redemptions greater than $25,000, redemptions that are sent to an address other than the address of record and exchanges or transfers into other Heritage accounts that have different titles. The Manager will transmit an order to the Fund for redemption.

              Systematic Withdrawal Plan. Withdrawal plans are available that provide for regular periodic withdrawals of $50 or more on a monthly, quarterly, semiannual or annual basis. Under these plans, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. The purchase of A shares while participating in the Systematic Withdrawal Plan ordinarily will be disadvantageous to you because you will be paying a sales load on the purchase of those shares at the same time that you are redeeming A shares upon which you may already have paid a sales load. Therefore, the Fund will not knowingly permit the purchase of A shares through an Automatic Investment Plan if you are at the same time making systematic withdrawals of A shares. The Manager reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

              Please contact the Manager or your Representative for further information or see "Redeeming Shares" in the SAI.

     RECEIVING PAYMENT

              If a request for redemption is received by the Fund in good order (as described below) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at the close of regular trading on the Exchange on that day, less any applicable CDSL for C shares. Requests for redemption received by the Fund after the close of regular trading on the Exchange will be executed at the net asset value determined at the close of regular trading on the Exchange on the next trading day, less any applicable CDSL for C shares.

              Payment for shares redeemed by the Fund normally will be made on the business day after the redemption was made. If the shares to be redeemed recently have been purchased by personal check, the Fund may delay mailing a redemption check until the purchase check has cleared, which may take up to seven days. This delay can be avoided by wiring funds for purchases. The proceeds of a redemption may be more or less than the original cost of Fund shares.

              A redemption request will be considered to be received in "good order" if:

     . the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

     . any written request is signed by the shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;

     . any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

     . the signatures on any written redemption request of $25,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by the Manager, as transfer agent, under its current signature guarantee program.

              The Fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension a shareholder may either withdraw his request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to redeposit those funds into the shareholder's account. For more information on "Receiving Payment", see "Redeeming Shares -- Receiving Payment" in the SAI.

     EXCHANGE PRIVILEGE

              If you have held A shares or C shares for at least 30 days, you may exchange some or all of your shares for shares of the same class of any other open-end Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Heritage Mutual Fund whose shares are being acquired. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Heritage Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally seven calendar days following the purchase date. Exchanges of shares of Heritage Mutual Funds generally will result in the realization of a taxable gain or loss for Federal income tax purposes.

              For purposes of calculating the commencement of the  one-year CDSL holding period for shares exchanged from the Fund to the C shares of any other Heritage Mutual Fund, except Heritage Cash Trust Money Market Fund ("Money Market Fund"), the original purchase date of those shares exchanged will be used. Any time period that the exchanged shares were held in the Money Market Fund will not be included in this calculation.

              If you exchange A shares or C shares for corresponding shares of the Money Market Fund, you may, at any time thereafter, exchange such shares for the corresponding class of shares of any other Heritage Mutual Fund. Because the Money Market Fund is a no-load mutual fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. In addition, if you exchange C shares of the Fund for corresponding shares of the Money Market Fund, the period during which an investment is held in shares of the Money Market Fund will not count for purposes of calculating the one-year CDSL holding period for such shares. As a result, if you redeem C shares of the Money Market Fund before the expiration of the one-year CDSL holding period, you will be subject to the applicable CDSL. A shares of the Fund may be exchanged for A shares of the Heritage Cash Trust - Municipal Money Market Fund, which is the only class of shares offered by that fund. Because the Heritage Cash Trust - Municipal Money Market Fund is a no-load fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you also will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. C shares are not eligible for exchange into the Heritage Cash Trust - Municipal Money Market Fund.

              Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "How to Redeem Shares--Telephone Request."

              Telephone  exchanges can  be effected  by calling  the  Manager at
     (800) 421-4184 or by calling your Representative. In the event that you or your Representative are unable to reach the Manager by telephone, an exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

              The exchange privilege is available only in states where shares of the Heritage Mutual Fund being acquired may be legally sold. Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice. For further information on this exchange privilege, contact the Manager or your Representative and see "Exchange Privilege" in the SAI.


                                MANAGEMENT OF THE FUND

     BOARD OF TRUSTEES

              The business and affairs of the Fund are managed by or under the direction of the Trust's Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved to the shareholders. A Trustee may be removed by a two-thirds vote of the outstanding Fund shares.

     INVESTMENT ADVISER, FUND ACCOUNTANT, ADMINISTRATOR AND TRANSFER AGENT

              Heritage Asset Management, Inc. is the Fund's investment adviser, fund accountant, administrator and transfer agent. The Manager is responsible for reviewing and establishing investment policies for the Fund as well as administering the Fund's noninvestment affairs. The Manager is a wholly owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. The Manager manages, supervises and conducts the business and administrative affairs of the Fund and the other Heritage Mutual Funds. The annual investment advisory and administration fee paid monthly by the Fund to the Manager is based on the Fund's average daily net assets as shown on the chart below. The Fund pays the Manager separately for fund accounting and transfer agent services.


                                                    Advisory Fee as a % of
                                                       Average Daily Net
      Average Daily Net Assets                              Assets
      ------------------------                              ------
      First $100 million                                     0.60%
      Over $100 million                                      0.50%

              The advisory fee may be reduced pursuant to regulations in various states where Fund shares are qualified for sale which impose limitations on the annual expense ratio of the Fund. The Manager reserves the right to discontinue any voluntary waiver of its fees or reimbursement to the Fund in the future. The Manager also may recover advisory fees waived in the two previous years if the recovery does not cause the Fund to exceed applicable expense limitations. It currently is not anticipated that the Manager will recover fees waived in fiscal 1994 and 1995.

     SUBADVISER

              The Manager has entered into an agreement with Salomon Brothers Asset Management Inc to provide investment advice and portfolio management services,including placement of securities orders, for an annual fee payable by the Manager of .30% of the Fund's average daily net assets. The Subadviser is a wholly owned subsidiary of Salomon Inc. The
     Subadviser was incorporated in 1987 and, together with its affiliates, provides a broad range of fixed income and equity investment advisory services to various individual and institutional clients located
     throughout  the  world  and   serves  an  investment  adviser  to   various
     investment companies. As of October 31, 1995, the Subadviser and its affiliates had approximately $13.1 billion of assets under management.

     PORTFOLIO MANAGEMENT

              Peter J. Wilby, assisted by a team of other investment professionals, serves as portfolio manager of the Fund. Mr. Wilby is primarily responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of the Trust's Board of Trustees. Mr. Wilby is a Director of the Subadviser and has been affiliated with Subadviser in various capacities since 1989. Mr. Wilby is a Chartered Financial Analyst, a Certified Public Accountant, and a member of the New York Society of Securities Analysts.

                           SHAREHOLDER AND ACCOUNT POLICIES

     DIVIDENDS AND OTHER DISTRIBUTIONS

              Dividends from net investment income are declared and paid monthly. The Fund distributes to shareholders substantially all net realized capital gains on portfolio securities after the end of the year in which the gains are realized. Dividends and other distributions on shares held in retirement plans and by shareholders maintaining a Systematic Withdrawal Plan generally are declared and paid in additional Fund shares. Other shareholders may elect to:

     .        receive  both  dividends   and  capital   gain  distributions   in
              additional Fund shares;

     . receive dividends in cash and capital gain distributions in additional Fund shares;

     .        receive both dividends and capital gain distributions in cash; or

     .        receive  both  dividends   and  capital  gain  distributions   for
              investment into another Heritage Mutual Fund.

              If you select none of the options, the first option will apply. In any case when you receive a dividend or a capital gain distribution in shares, your account will be credited with additional Fund shares valued at the net asset value of the shares determined at the close of regular trading on the Exchange on the day following the record date for the dividend or capital gain distribution. Distribution options can be changed at any time by notifying the Manager in writing.

              Dividends paid by the Fund with respect to its A shares and C shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on C shares may be lower than dividends on A shares primarily as a result of the higher distribution fee and class-specific expenses applicable to C shares.

     DISTRIBUTION PLANS

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A accounts, the Fund may pay the Distributor a service fee of up to 0.25% on A shares. The Fund may pay the Distributor a service fee of up to 0.25% and a distribution fee of up to 0.10% of the Fund's average daily net assets attributable to A shares purchased prior to April 3, 1995. This fee represents compensation for maintenance of Class A accounts. This fee is computed daily and paid monthly.

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C accounts, the Fund pays the Distributor a service fee of up to 0.25% and a distribution fee of 0.55% of the Fund's average daily net assets attributable to C shares. This fee is computed daily and paid monthly.

              The above-referenced fees paid to the Distributor are made under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act. These Plans authorize the Distributor to spend such fees on any activities or expenses intended to result in the sale of A shares and C shares, including compensation (in addition to the sales load) paid to Representatives; advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts; expenses of organizing and conducting sales seminars; printing of prospectuses, statements of additional information and reports for other than existing shareholders; and preparation and distribution of advertising material and sales literature and other sales promotion activities. The Distributor has entered into dealer agreements with participating dealers who also will distribute shares of the Fund.

              If the Plan is terminated, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

     TAXES

              The Fund is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year that the Fund does so, it (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Dividends from the Fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether received in cash or in additional Fund shares. Distributions of the Fund's realized net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional Fund shares and regardless of the length of time the shares have been held. No substantial portion of the dividends paid by the Fund will to be eligible for the dividends-received deduction allowed to corporations.

              Dividends  and  other  distributions   declared  by  the  Fund  in
     December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if they are paid by the Fund during the following January. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding.

              The foregoing  is only a summary of some  of the important Federal income tax considerations generally affecting the Fund and its shareholders. See the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor. You are therefore urged to consult your tax adviser.

     SHAREHOLDER INFORMATION

              Each share of  the Fund gives the shareholder  one vote in matters submitted to shareholders for a vote. A shares and C shares of the Fund have equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Fund's outstanding shares.

                                       APPENDIX

                        DESCRIPTION OF CORPORATE BOND RATINGS

     STANDARD & POOR'S

              The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

              The ratings are based, in varying degrees, on the following considerations:

                      1. Likelihood  of default-capacity and willingness  of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

                      2. Nature of and provisions of the obligation;

                      3. Protection afforded  by, and relative position  of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


              AAA - Debt  rated AAA has the highest rating  assigned by Standard
     & Poor's.    Capacity to  pay  interest and  repay  principal is  extremely strong.

              AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

              A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

              BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.


              BB, B, CCC -- Debt rated "BB," "B" and "CCC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by larger uncertainties or major risk exposures to adverse conditions.

              BB -- Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

              B -- Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

              CCC -- Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

              Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

              NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


     MOODY'S INVESTORS SERVICE, INC.

              Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

              Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than the Aaa securities.

              A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

              Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact has speculative characteristics as well.
              Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments amy be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

              B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

              Caa -- Bonds which are rated Caa are of poor standing. Such issues maybe in default or there may be present elements of danger with respect to principal or interest.

              Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bonding rating system. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

              No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

      Heritage Income Trust
      High Yield Bond Fund                               -----------------
      P.O. Box 33022
      St. Petersburg, FL 33733

      ---------------------------------------            Bulk Rate
                                                         U.S. Postage
      Address Change Requested                           PAID
                                                         Modern Mailing
      Prospectus                                         -----------------

      Investment Advisor/
      Shareholder Servicing Agent
      Heritage Asset Management, Inc.
      P.O. Box 33022
      St. Petersburg, FL 33733

      (800) 421-4184
      Distributor
      Raymond James & Associates, Inc.
      P.O. Box 12749
      St. Petersburg, FL 33733

      (813) 573-3800
      Legal Counsel
      Kirkpatrick & Lockhart LLP
      Independent Accountants
      Coopers & Lybrand L.L.P.

                            (HERITAGE LOGO)

                          HIGH YIELD BOND FUND


                              Prospectus





                           February 1, 1996






                                   (HERITAGE LOGO)

                             Intermediate Government Fund

              Heritage  Income  Trust  is  a  mutual  fund  offering  shares  in separate investment portfolios. This Prospectus relates to the Intermediate Government Fund (the "Fund"), which formerly was known as the Limited Maturity Government Portfolio. The Fund has an investment objective of high current income consistent with the preservation of capital. The Fund seeks to achieve this objective primarily by investing in securities issued by the U.S. Government, its agencies and instrumentalities and related repurchase agreements and forward commitments. Under normal market conditions the Fund will maintain a dollar-weighted effective average maturity of between three and ten years. The Fund offers two classes of shares, Class A shares (sold subject to a front-end sales load) and Class C shares (sold subject to a contingent deferred sales load).

              This Prospectus contains information that should be read before investing in the Fund and should be kept for future reference. A Statement of Additional Information relating to the Fund dated February 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A copy of the Statement of Additional Information is available free of charge and shareholder inquiries can be made by writing to Heritage Asset Management, Inc. or by calling (800) 421-4184.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
                 SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE
                  SECURITIES COMMISSION NOR HAS THE SECURITIES AND
                    EXCHANGE COMMISSION OR ANY STATE SECURITIES
                       COMMISSION PASSED UPON THE ACCURACY OR
                          ADEQUACY OF THIS PROSPECTUS. ANY
                           REPRESENTATION TO THE CONTRARY
                                IS A CRIMINAL OFFENSE.

                                   (HERITAGE LOGO)
                          Registered Investment Advisor--SEC

                                880 Carillon Parkway
                            St. Petersburg, Florida 33716
                                    (800) 421-4184

                          Prospectus Dated February 1, 1996

     Table of Contents
     ==========================================================================
      GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . .     1
      About the Trust and the Fund  . . . . . . . . . . . . . . . . . . .     1
      Total Fund Expenses . . . . . . . . . . . . . . . . . . . . . . . .     1
      Financial Highlights  . . . . . . . . . . . . . . . . . . . . . . .     3

      Differences Between A Shares and C Shares . . . . . . . . . . . . .     4
      Investment Objective, Policies and Risk Factors . . . . . . . . . .     4
      Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . .     8
      Performance Information . . . . . . . . . . . . . . . . . . . . . .     9
      INVESTING IN THE FUND . . . . . . . . . . . . . . . . . . . . . . .     9

      How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . . . .     9
      Minimum Investment Required/Accounts with Low Balances  . . . . . .    10
      Investment Programs . . . . . . . . . . . . . . . . . . . . . . . .    11
      Alternative Purchase Plans  . . . . . . . . . . . . . . . . . . . .    12
      What Class A Shares Will Cost . . . . . . . . . . . . . . . . . . .    12

      What Class C Shares Will Cost . . . . . . . . . . . . . . . . . . .    15
      How to Redeem Shares  . . . . . . . . . . . . . . . . . . . . . . .    16
      Receiving Payment . . . . . . . . . . . . . . . . . . . . . . . . .    17
      Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . .    17
      MANAGEMENT OF THE FUND  . . . . . . . . . . . . . . . . . . . . . .    18

      SHAREHOLDER AND ACCOUNT POLICIES  . . . . . . . . . . . . . . . . .    19
      Dividends and Other Distributions . . . . . . . . . . . . . . . . .    19
      Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . .    20
      Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
      Shareholder Information . . . . . . . . . . . . . . . . . . . . . .    21

                                 GENERAL INFORMATION

     ABOUT THE TRUST AND THE FUND
     ==========================================================================

              Heritage Income Trust (the "Trust") was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. The Trust is an open-end diversified management investment company that currently offers shares in two separate investment portfolios, the Fund and the High Yield Bond Fund. The Fund is designed for individuals, institutions and fiduciaries whose investment objective is high current income consistent with the preservation of capital. The Fund offers two classes of shares, Class A shares ("A shares") and Class C shares ("C shares"). The Fund requires a minimum initial investment of $1,000, except for certain retirement accounts and investment plans for which lower limits may apply. See "Investing in the Fund." This prospectus relates exclusively to the Fund. To obtain a prospectus for the High Yield Bond Fund, call (800) 421-4184.

     TOTAL FUND EXPENSES
     ==========================================================================

              Shown below are all Class A expenses incurred by the Fund during its 1995 fiscal year. Class A annual operating expenses are shown as an annualized percentage of fiscal 1995 average daily net assets. Because C shares were not offered for sale prior to April 3, 1995, Class C annual operating expenses are based on estimated expenses. Shareholder transaction expenses for both classes are expressed as a percentage of maximum public offering price, cost per transaction, or as otherwise noted.

                                                    CLASS A      CLASS C
                                                    -------      -------
       SHAREHOLDER TRANSACTION EXPENSES
       Sales load "charge" on purchases  . . .        3.75%         None
       Contingent  deferred  sales  load (as  a                            (declining to 0%
       percentage  of  original purchase  price                            after   the    first
       or redemption  proceeds, as applicable)         None        1.00%   year)
       Wire redemption fee . . . . . . . . . .        $5.00        $5.00
       ANNUAL FUND OPERATING EXPENSES
       Management Fee (after fee waiver) . . .        0.00%        0.00%
       12b-1 Distribution Fee  . . . . . . . .        0.35%        0.60%
       Other Expenses (after reimbursement)  .        0.60%        0.60%
                                                      -----        -----
       Total  Fund  Operating  Expenses  (after
       fee waiver and reimbursement) . . . . .        0.95%        1.20%
                                                      =====        =====

              The Fund's manager, Heritage Asset Management, Inc. (the "Manager"), voluntarily will waive its fees and, if necessary, reimburse the Fund to the extent that Class A annual operating expenses exceed .95% and to the extent that Class C annual operating expenses exceed 1.20% of the average daily net assets attributable to that class for the fiscal year ending September 30, 1996. Absent fee waivers, the management fee for each class would have been 0.50%, and other expenses and total Fund operating expenses would have been 0.62% and 1.47%, respectively, for A shares and 0.62 and 1.72%, respectively, for C shares. To the extent that the Manager waives or reimburses its fees with respect to one class, it will do so with respect to the other class on a proportionate basis. Due to the imposition of Rule 12b-1 distribution fees, it is possible that long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

              The impact of Fund operating expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and a redemption at the end of each period shown.

                                     1 Year   3 Years   5 Years     10 Years
                                     ------   -------   -------     --------
       Total Operating  Expenses--
       A shares  . . . . . . . .       $___      $___      $___        $___
       Total Operating  Expenses--
       C shares  . . . . . . . .       $___      $___      $___        $___

              The impact of Fund expenses on earnings is illustrated in the example below assuming a hypothetical $1,000 investment, a 5% annual rate of return, and no redemption at the end of each period shown.

                                     1 Year   3 Years    5 Years    10 Years
                                     ------   -------    -------    --------
       Total Operating  Expenses--
       A shares  . . . . . . . .       $___      $___       $___       $___
       Total Operating  Expenses--
       C shares  . . . . . . . .       $___      $___       $___       $___

              This is an illustration only and should not be considered a representation of future expenses. Actual expenses and performance may be greater or less than that shown above. The purpose of the above tables is to assist investors in understanding the various costs and expenses that will be borne directly or indirectly by shareholders. For a further discussion of these costs and expenses, see "Management of the Fund" and "Distribution Plans."


     Financial Highlights
     ==========================================================================

              The following  table shows important financial  information for an

     A share and a C share of the Fund outstanding for the periods indicated, including net investment income, net realized and unrealized gain on investments, and certain other information. It has been derived from financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is included in the Statement of Additional Information ("SAI"), which may be obtained by calling the Fund at the telephone number on the front page of this prospectus.

                                                                                          Class A*                         Class C*
                                                                             For the Years Ended September 30,

                                                                  1995   1994**      1993      1992      1991      1990#     1995##
                                                                  ----   ------      ----      ----      ----      -----     ------
   Net asset value, beginning of the period  . . . . . . . .     $9.10    $9.44     $9.84    $10.00     $9.49      $9.60      $9.05
                                                                 -----    -----     -----    ------     -----      -----      -----
   Income from Investment Operations:
     Net investment income(a)  . . . . . . . . . . . . . . .      0.62     0.43      0.59      0.52      0.67       0.32       0.21
     Net realized and unrealized gain (loss) on investments       0.12   (0.40)    (0.44)      0.10      0.49     (0.12)       0.23
                                                                 -----   ------    ------      ----      ----     ------       ----
     Total from Investment Operations  . . . . . . . . . . .      0.74     0.03      0.15      0.62      1.16       0.20       0.44
                                                                 -----    -----     -----      ----      ----       ----       ----
   Less Distributions:
     Dividends from net investment income  . . . . . . . . .    (0.55)   (0.37)    (0.52)    (0.55)    (0.65)     (0.27)     (0.22)
     Distributions from net realized gain  . . . . . . . . .        --       --    (0.03)    (0.23)        --     (0.04)         --
                                                                 -----    -----    ------    ------    ------     ------     ------
     Total Distributions . . . . . . . . . . . . . . . . . .    (0.55)   (0.37)    (0.55)    (0.78)    (0.65)     (0.31)     (0.22)
                                                                ------   ------    ------    ------    ------     ------     ------
   Net asset value, end of the period  . . . . . . . . . . .     $9.29    $9.10     $9.44     $9.84    $10.00      $9.49      $9.27
                                                                ======   ======     =====     =====    ======      =====      =====
   Total Return (%)(d) . . . . . . . . . . . . . . . . . . .      8.47      .36      1.58      6.47     12.64    2.11(c)       4.90
                                                                                                                                (c)
   Ratios (%)/Supplemental Data:
     Operating expenses, net, to average daily net                0.95     0.95      0.91      0.78      1.07    1.10(b)    1.20(b)
     assets(a) . . . . . . . . . . . . . . . . . . . . . . .
     Net investment income to average daily net assets . . .      5.50     4.60      5.99      5.66      6.87    7.04(b)    5.19(b)
     Fund turnover rate  . . . . . . . . . . . . . . . . . .       162   213.53    150.17    122.75    201.58   75.93(b)        162
     Net assets, end of the period (millions)  . . . . . . .       $24      $41      $102      $111        $5         $4      $0.07

 __________

     * Amounts and percentages contained in Financial Highlights are per share information applicable to periods when the Fund operated under the name Heritage Income Trust - Limited Maturity Government Portfolio.

     ** Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed method does not correspond with results of operations.

     # For the period March 1, 1990 (commencement of operations) to September 30, 1990.

     ## For the period April 3, 1995 (commencement of operations of C shares) to September 30, 1995.

     (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06, $.03, $.01, $.02, $.24 and $.22 per A share, respectively. The operating expense ratios including such items would be 1.47%, 1.18%, 1.03%, 1.23%, 3.58% and 5.88% (annualized) for A shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06 per C share. The operating expense ratio including such items would be 1.72% (annualized) for C shares.

     (b) Annualized.

     (c) Not annualized.

     (d) Does not reflect the imposition of a sales load.


     Differences Between A Shares and C Shares
     ==========================================================================

              The primary difference between the A shares and the  C shares lies in their initial sales load and contingent deferred sales load ("CDSL") structures and in their ongoing expenses, including asset-based sales charges in the form of distribution fees. These differences are summarized below. In addition, each class may bear differing amounts of certain class-specific expenses, such as transfer agent fees, Securities and Exchange Commission ("SEC") registration fees, state registration fees and expenses of administrative personnel and services. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives. See "How to Buy Shares," "Alternative Purchase Plans," "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

                                                            Annual 12b-1 Fees
                                                            as a % of Average
                                      Sales Load             Daily Net Assets       Other Information

       A Shares                 Maximum initial sales     Service fee of 0.25%;    Initial sales load
                                load of 3.75%             distribution fee of up   waived or reduced
                                                          to 0.10%                 for certain
                                                                                   purchases


                                                                    - 4 -






       C Shares                 Maximum CDSL of 1% of     Service fee of 0.25%;    CDSL waived for
                                redemption proceeds;      distribution fee of      certain types of
                                declining to zero         0.35%                    redemptions
                                after 1 year


     Investment Objective, Policies and Risk Factors
     ==========================================================================

              The investment objective of the Fund is high current income consistent with the preservation of capital. Fund shares will fluctuate in value as a result of value changes in portfolio investments. There can be no assurance that the Fund's investment objective will be achieved.

              In seeking its objective, the Fund invests at least 80% of its assets in debt securities (including mortgage-backed securities) issued or guaranteed by the U.S. Government and its agencies and instrumentalities, and repurchase agreements and when-issued and forward commitment securities involving such debt obligations. The Fund also may lend its securities, borrow money (as discussed in the SAI), invest in money market instruments to maintain sufficient liquidity, seek to hedge against interest rate changes by a variety of strategies involving the use of options, futures contracts and options on futures contracts as described below, invest in stripped securities, inverse floaters and invest up to 10% of its net assets in illiquid securities. Under normal conditions the Fund will maintain a dollar-weighted effective average maturity of between three and ten years. In times where, in its judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders, the Manager may shorten the Fund's dollar-weighted effective average maturity below three years.

              The  Fund's investment  objective is  fundamental  and may  not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All policies of the Fund described in this prospectus may be changed by the Trust's Board of Trustees (the "Board of Trustees" or the "Board") without shareholder approval. The following is a discussion of the types of investments in which the Fund may invest, including the risks of investing in these securities. For a further discussion of the Fund's investment policies and risks, see "Investment Objective and Policies of the Fund" in the SAI.

              Debt Obligations. The market value of the debt securities held by the Fund will be affected by changes in interest rates. There normally is an inverse relationship between the market value of such securities and actual changes in interest rates. Thus, a decline in interest rates generally produces an increase in market value, while an increase in rates generally produces a decrease in market value. Moreover, the longer the remaining maturity of a security, the greater will be the effect of interest rate changes on the market value of such security.

              Futures and  Options.   The  Fund may  engage in  transactions  in
     options and futures contracts in an effort to adjust the risk/return characteristics of its investment portfolio. The Fund also may in certain circumstances purchase or sell futures contracts or options as a substitute for the purchase or sale of securities. The Fund may purchase and sell put and call options on debt securities and indices of debt securities, purchase and sell futures contracts on debt securities and indices of debt securities, and purchase and sell options on a futures contracts. For example, if the Manager anticipates that interest rates will rise, the Fund also may sell a debt futures contract or a call option thereon or purchase a put option on such futures contract as a hedge against a decrease in the value of the Fund's securities. If the Manager anticipates that interest rates will decline, the Fund may purchase a debt futures contract or a call option thereon or sell a put option on futures contract to protect against an increase in the price of securities the Fund intends to purchase.

              To  the extent  that the  Fund enters  into futures  contracts and options on futures contracts other than for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. The Fund may hedge up to 100% of its net assets by such transactions. The Fund will not purchase any option, if immediately thereafter, the aggregate cost of all outstanding options (including options on futures described above) purchased by the Fund would exceed 5% of the value of its total assets. The Fund may write call options and put options on up to 15% of its total assets.

              Risks of Futures and Options. The Fund might not use any of the strategies described above, and there can be no assurance that any strategy used will succeed. If the Manager incorrectly forecasts interest rates in utilizing a strategy for the Fund, the Fund would be in a better position if it had not hedged at all. Investments in futures and options involve certain risks that are different in some respects from investment risks associated with investment in securities. The principal risks associated with the use of futures and options are: (1) imperfect correlation in the price movements of securities underlying the options and futures and the price movements of the portfolio securities subject to the hedge; (2) possible lack of a liquid market for closing out futures or options positions; (3) the need for additional portfolio management skills and techniques; (4) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of the Fund to close out or liquidate a hedged position. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. Such equal price changes are not always possible because the security underlying the hedging instrument may not be the same security that is being hedged. The Manager will attempt to create a closely correlated hedge, but hedging activities may not be completely successful in eliminating market fluctuation. The ordinary spreads between prices in the futures markets, due to the nature of the futures market, are subject to distortion. Due to the possibility of distortion, a correct forecast of market trends by the Manager may still not result in a successful transaction. The Manager may be incorrect in its expectation as to the extent of market movements, or the time span within which the movements take place.

              Money Market Instruments. The types of money market instruments in which the Fund can invest include high quality commercial paper, other high quality short-term corporate debt obligations and various instruments issued by domestic banks and savings and loan associations having assets of at least $1 billion and capital, surplus and undivided profit of over $100 million as of the close of the most recent fiscal year.

              Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. These securities generally provide monthly interest and, in most cases, principal payments that are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably their effective maturities. This contrasts with U.S. Treasury securities, for instance, which generally pay all principal at maturity and typically have an effective maturity equal to the final stated maturity. Thus, for purposes of calculating the Fund's weighted average maturity, the Fund will apply the standard market consensus with respect to the effective maturity of mortgage-backed securities rather than their stated final maturities.

                      U.S. Government and U.S. Government-Related Mortgage-Backed Securities. The Government National Mortgage Association ("GNMA") is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development and is a primary issuer of U.S. Government-related mortgage-backed securities. GNMA pass-through securities are considered to be riskless with respect to default because the underlying mortgage loan portfolio is comprised entirely of U.S. Government-backed loans and timely principal and interest payments are guaranteed by the full faith and credit of the U.S. Government. Residential mortgage loans also are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, and the Federal National Mortgage Association ("FNMA"), a U.S. Government-sponsored corporation owned entirely by private stockholders, which guarantee the timely payment of interest and the ultimate collection of principal on their respective securities.

                      Private Issuer Mortgage-Backed Securities. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and collateralized mortgage obligations ("CMOs") that are collateralized by mortgage-backed securities issued by FHLMC, FNMA, GNMA or pools of conventional mortgages. These securities generally offer a higher interest rate than securities with direct or indirect U.S. Government guarantees of payments. However, many issuers or servicers of these securities guarantee timely payment of interest and principal, which also may be supported by various forms of insurance, including individual loan, title, pool and hazard policies. There can be no assurance that the private issuers or insurers will be able to meet their obligations under the relevant guarantee or insurance policies. Mortgage-backed securities of private issuers, including CMOs, also have achieved broad market acceptance and, consequently, an active secondary market has emerged. However, the market for these securities is smaller and less liquid than the market for U.S. Government and U.S. Government-related mortgage pools. The maximum permitted investment in mortgage-backed securities of private issuers is 20% of the net assets of the Fund.

                      REMICs. The Fund may invest in U.S. Government and privately issued real estate mortgage investment conduits ("REMICs"), a common form of CMO. REMICs are entities that issue multiple-class real estate mortgage-backed securities that qualify and elect treatment as such under the Internal Revenue Code of 1986, as amended (the "Code"). REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to Federal income taxation. Instead, income is passed through the entity and is taxed to the persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests" and "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be directly or indirectly secured principally by real property. The risks inherent in investing in REMICs are similar to those of CMOs in general, as well as those of other mortgage-backed securities as described below.

                      Risks of Mortgage-Backed Securities. Investments in mortgage-backed securities entail both market and prepayment risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates declined, the prepayment only may be invested by the Fund at the then prevailing lower rate. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility of the market value of certain mortgage-backed securities. The Manager will attempt to manage the Fund so that this volatility, together with the volatility of other investments in the Fund, is consistent with its investment objective.

              Portfolio Turnover. The Fund may purchase and sell securities without regard to the length of time the securities have been held. A high rate of portfolio turnover generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund's portfolio turnover rate for the fiscal year ended September 30, 1995 was 162%. See "Brokerage Practices" in the SAI.

              Repurchase Agreements. Repurchase agreements are transactions in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (a member bank of the Federal
     Reserve System or securities dealers who are members of a national securities exchange or are market makers in U.S. Government securities) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or the maturity of the purchased securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, the Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimal credit risks in accordance with guidelines established by the Board of Trustees. The Fund may invest up to 25% of its total assets in repurchase agreements.

              Stripped Securities. The Fund may invest in separately traded interest and principal components of securities ("Stripped Securities"), including U.S. Government securities. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

              U.S. Government Securities. U.S. Government securities in which the Fund may invest include (1) direct U. S. Treasury obligations, (2)
     obligations  issued   or  guaranteed  by   U.S.  Government  agencies   and
     instrumentalities that are supported by the full faith and credit of the U.S. Government or the right of the issuer to borrow specified amounts from the U.S. Government, and (3) obligations of U.S. Government agencies and instrumentalities that are not backed by the full faith and credit of the United States.

              When-Issued and Forward Commitment Securities. The Fund may purchase U.S. Government securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. In addition, a segregated account consisting of cash or liquid securities such as U.S. Government securities or other appropriate high grade debt obligations equal to the value of the when-issued or forward commitment securities will be established and maintained with the Fund's custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. When-issued and forward commitment securities may be sold prior to the settlement date. The Fund will engage in when-issued and forward commitment transactions only with the intention of actually receiving or delivering the securities, as the case may be. However, if the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated account.

              If the Fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll over" its purchase commitment, the Fund may receive a negotiated fee.

     Net Asset Value
     ==========================================================================

              The net asset values of A shares and C shares are calculated by dividing the value of the total assets of the Fund attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day it is open. Fund securities are stated at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a readily available market quote, or if the Manager has reason to question the validity of market quotations it receives, securities and other assets are valued using such methods as the Board of Trustees believes would reflect fair value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The per share net asset value of A shares and C shares may differ as a result of the different daily expense accruals applicable to each class. For more information on the calculation of net asset value, see "Net Asset Value" in the SAI.

     Performance Information
     ==========================================================================

              Total return data of the A shares and C shares from time to time may be included in advertisements about the Fund. Performance information is computed separately for A shares and C shares in accordance with the methods described below. Because C shares bear the expense of a higher distribution fee attributable to the deferred sales load alternative, the performance of C shares likely will be lower than that of A shares.

              Total return with respect to a class for one-, five- and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that class, through the most recent calendar quarter represents that average annual compounded rate of return on an investment of $1,000 in that class at the public offering price (in the case of A shares, giving effect to the maximum initial sales load of 3.75% and, in the case of C shares, giving effect to the deduction of any CDSL that would be payable). In addition, the Fund also may advertise its total return in the same manner, but without taking into account the initial sales load or CDSL. The Fund also may advertise total return calculated without annualizing the return, and total return may be presented for other periods. By not annualizing the returns, the total return calculated in this manner simply will reflect the increase in net asset value per A share and C share over a period of time, adjusted for dividends and other distributions. A share and C share performance may be compared with various indices.

              The Fund also may from time to time advertise the yield of A shares and C shares and compare these yields to those of other mutual funds with similar investment objectives. The yield of each class of the Fund will be computed by dividing the net investment income per share earned during a 30-day (or one month) period by the maximum offering price per share on the last day of the period. Yield accounting methods differ from the methods used for other accounting purposes; accordingly, the yield for a class may not equal the dividend income actually paid to shareholders or the net investment income per share reported in the Fund's financial statements.

              All data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's investment portfolio and the Fund's operating expenses.

     Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. For more information on investment performance, see the SAI.


                                INVESTING IN THE FUND

     How to Buy Shares
     ==========================================================================

              Shares of the  Fund are  continuously offered  through the  Fund's principal underwriter, Raymond James & Associates, Inc. (the "Distributor"), and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the Securities Act of 1933, as amended.

              Shares  of  the  Fund  may   be  purchased  through  a  registered
     representative of the Distributor, a participating dealer or a participating bank ("Representative") by placing an order for Fund shares with your Representative, completing and signing the Account Application found in this prospectus, and mailing it, along with your payment, within three business days.

              The Fund offers and sells two classes of shares, A shares and C shares. A shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales load imposed at the time of purchase. C shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. A CDSL of 1% is imposed on C shares if you redeem those shares within one year of purchase. When you place an order for Fund shares, you must specify which class of shares you wish to purchase. See "Alternative Purchase Plans."

              All purchase orders received by the Distributor prior to the close of regular trading on the Exchange -- generally 4:00 p.m., eastern time -- will be executed at that day's offering price. Purchase orders received by your Representative prior to the close of regular trading on the Exchange and transmitted to the Distributor before 5:00 p.m. eastern time on that day also will receive that day's offering price. Otherwise, all purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day. See "What Class A Shares Will Cost" and "What Class C Shares Will Cost."

              You also may purchase shares of the Fund directly by completing and signing the Account Application found in this prospectus and mailing it, along with your payment, to Heritage Income Trust--Intermediate

     Government Fund, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, FL 33733.

              Shares may be  purchased with Federal  Funds (a  commercial bank's deposit with the Federal Reserve Bank that can be transferred to another member bank on the same day) sent by Federal Reserve or bank wire to State Street Bank and Trust Company, Boston, Massachusetts, ABA #011-000-028, Account #3196-769-8. Wire instructions should include (1) the name of the Fund, (2) the class of shares to be purchased, (3) your account number assigned by the Fund, and (4) your name. To open a new account with
     Federal Funds or by wire, you must contact the Manager or your Representative to obtain a Heritage mutual fund account number. Commercial banks may elect to charge a fee for wiring funds to State Street Bank and Trust Company. For more information on "How to Buy Shares," see "Investing in the Funds" in the SAI.

     Minimum Investment Required/Accounts With Low Balances
     ==========================================================================

              Except as provided under "Investment Programs", the minimum initial investment in the Fund is $1,000, and a minimum account balance of $500 must be maintained. These minimum requirements may be waived at the discretion of the Manager. In addition, initial investments in Individual Retirement Accounts ("IRAs") may be reduced or waived under certain circumstances. Contact the Manager or your Representative for further information.

              Due to the high cost of maintaining accounts with low balances, it is currently the Fund's policy to redeem Fund shares in any account if the account balance falls below the required minimum value of $500, except for retirement accounts. The shareholder will be given 30 days' notice to bring the account balance to the minimum required or the Fund may redeem shares in the account and pay the proceeds to the shareholder. The Fund does not apply this minimum account balance requirement to accounts that fall below this minimum due to market fluctuation.


     Investment Programs
     ==========================================================================

              A variety of automated investment options are available for the purchase of Fund shares. These plans provide for automatic monthly investments of $50 or more through various methods described below. You may change the amount to be automatically invested or may discontinue this service at any time without penalty. If you discontinue this service before reaching the required account minimum, the account must be brought up to the minimum in order to remain open. Shareholders desiring this service should complete the appropriate application available from the Manager. You will receive a periodic confirmation of all activity for your account.

     Automatic Investment Options:

     1. Bank Draft Investing -- You may authorize the Manager to process a monthly draft from your personal checking account for investment into the Fund. The draft is returned by your bank the same way a canceled check is returned.

     2. Payroll Direct Deposit -- If your employer participates in a direct deposit program (also known as ACH Deposits) you may have all or a portion of your payroll directed to the Fund. This will generate a purchase transaction each time you are paid by your employer. Your employer will report to you the amount sent from each paycheck.

     3. Government Direct Deposit -- If you receive a qualifying periodic payment from the U.S. Government or other agency that participates in Direct Deposit, you may have all or a part of each check directed to purchase shares of the Fund. The U.S. Government or agency will report to you all payments made.

     4. Automatic Exchange -- If you own shares of another open-end mutual fund advised by the Manager ("Heritage Mutual Fund"), you may elect to have a preset amount redeemed from that fund and exchanged into the corresponding class of shares of the Fund. You will receive a statement from the other Heritage Mutual Fund confirming the redemption.

          You may change or terminate any of the above options at any time.

     Retirement Plans:

              Shares of the Fund may be purchased as an investment for Heritage IRA plans. In addition, shares may be purchased as an investment for self-directed IRAs, defined contribution plans, Simplified Employee Pension Plans ("SEPs") and other qualified retirement plans.

              Heritage IRA. Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish a Heritage IRA. An individual may make limited contributions to a Heritage IRA through the purchase of shares of the Fund and/or other Heritage Mutual Funds. The Code limits the deductibility of IRA contributions to taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $2,250, if such contributions also are made for a nonworking spouse and a joint return is filed). A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans. For more detailed information on the Heritage IRA, please contact the Manager.

              Fund shares may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.

              Other Retirement Plans. Multiple participant payroll deduction retirement plans also may purchase A shares of any Heritage Mutual Fund at a reduced sales load on a monthly basis during the 13-month period following such a plan's initial purchase. The sales load applicable to an initial purchase of A shares will be that normally applicable under the schedule of sales loads set forth in this prospectus to an investment 13 times larger than such initial purchase. The sales load applicable to each succeeding monthly purchase of A shares will be that normally applicable, under such schedule, to an investment equal to the sum of (1) the total purchase previously made during the 13-month period and (2) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales loads previously paid during such period will not be adjusted retroactively on the basis of later purchases. Multiple participant payroll deduction retirement plans may purchase C shares at any time.

     Alternative Purchase Plans
     ==========================================================================

              The alternative purchase  plans offered by the Fund enable  you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in the Fund, the accumulated continuing distribution and service fees plus the CDSL on C shares would exceed the initial sales load plus accumulated service fees on A shares purchased at the same time. Another factor to consider is whether the potentially higher yield of A shares due to lower ongoing charges will offset the initial sales load paid on such shares. Representatives may receive different compensation for sales of A shares than sales of C shares.

              If you purchase sufficient shares to qualify for a reduced sales load, you may prefer to purchase A shares because similar reductions are not available on the C shares. For example, if you intend to invest more than $1,000,000 in shares of the Fund, you should purchase A shares. Moreover, all A shares are subject to a lower 12b-1 fee and, accordingly, are expected to pay correspondingly higher dividends on a per share basis. If your purchase will not qualify for a reduced sales load, you may still wish to purchase A shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and service fees on C shares would eventually exceed the initial sales load plus the continuing service fee on A shares during the life of your investment. However, because initial sales loads are deducted at the time of purchase, not all of the purchase payment for A shares is invested initially.

              You might determine that it would be more advantageous to purchase C shares in order to have all of your purchase payment invested initially. However, your investment would remain subject to continuing distribution and service fees and, for a one year period, be subject to a CDSL. For example, based on current fees and expenses for the Fund and the maximum A shares sales load, you would have to hold A shares approximately ten to twelve years before the accumulated distribution and service fees on the C shares would exceed the initial sales load plus the accumulated service fees on the A shares.

     What Class A Shares Will Cost
     ==========================================================================

              A shares are sold on each day on which the Exchange is open. A shares are sold at their next determined net asset value plus a sales load as described below.

                                                           Sales Load as a Percentage of
                                                                                    Net Amount                  Dealer Concession
                                                                                     Invested                  as a Percentage of
       Amount of Purchase                          Offering Price                (Net Asset Value)              Offering Price(1)
       Less than $25,000 . . . . . . . .                3.75%                          3.90%                          3.25%
       $25,000 to $49,999  . . . . . . .                3.25%                          3.36%                          2.75%
       $50,000 to $99,999  . . . . . . .                2.75%                          2.83%                          2.25%
       $100,000 to $249,999  . . . . . .                2.25%                          2.30%                          1.75%
       $250,000 to $499,999  . . . . . .                1.50%                          1.52%                          1.00%
       $500,000 to $999,999  . . . . . .                0.75%                          0.76%                          0.25%
       $1,000,000 and over(2)  . . . . .                0.00%                          0.00%                          0.00%

     (1) During certain periods, the Distributor may pay 100% of the sales load to participating dealers. Otherwise, it will pay the Dealer Concession shown above.
     (2)      The Manager  may pay  up to  0.50% of  the purchase amount  to the
              Distributor for purchases exceeding $1,000,000. The Manager reserves the right to reclaim this payment subject to certain holding period requirements.

              A shares may be sold at net asset value without any sales load to the Manager, current and retired officers and Trustees of the Trust; directors, officers, and full-time employees of the Manager, Subadviser of any Heritage Mutual Fund, Distributor, and their affiliates; registered representatives of broker-dealers that are parties to dealer agreements with the Distributor (or financial institutions that have arrangements with such broker-dealers); directors, officers and full-time employees of banks that are party to agency agreements with the Distributor; and all such persons' immediate relatives, and their beneficial accounts. In addition, the American Psychiatric Association (the "APA Group") has entered into an agreement with the Distributor that allows its members to purchase A shares at a sales load equal to two-thirds of the percentages in the above table. The Dealer Concession also will be adjusted in a like manner. Members of the APA Group also are eligible to purchase A shares at net asset value in amounts equal to the value of shares redeemed from other mutual funds that were purchased under reduced sales load programs available to their organization. A shares also may be purchased without sales loads by investors who participate in certain broker-dealer wrap fee investment programs.

              A  shares also may be purchased without a sales load if (1) within
     90 days of the purchase of A shares the purchaser redeemed A shares of one or more mutual funds for which a retail broker-dealer (other than the Distributor) or its affiliate was principal underwriter (proprietary funds), provided that the purchaser either paid a front-end sales load (or a CDSL) or held shares of those funds for the period required not to pay the otherwise applicable CDSL, and (2) the total value of A shares of all Heritage Mutual Funds purchased under this sales load waiver does not exceed the amount of the purchaser's redemption proceeds from the proprietary funds. To take advantage of this waiver, an investor must provide satisfactory evidence that all the above-noted conditions are met. Qualifying investors should contact their investment executives for more information.

              A shares also may be purchased at net asset value by trust companies and bank trust departments for funds over which they exercise exclusive discretionary authority and are held in a fiduciary agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase. Currently, the minimum purchase required is $1,000,000, which may be invested over a period of 13 months. The minimum may be changed from time to time by the Distributor. The minimum may be aggregated between A shares of the Fund and A shares of any other Heritage Mutual Funds that would be subject to a sales load. Cities, counties, states or instrumentalities and their departments, authorities or agencies are able to purchase A shares of the Fund at net asset value as long as certain conditions are met.


     Heritage Net Asset Value ("NAV") Transfer Program

              During specific periods, A shares of the Fund may be sold at net asset value without any sales load under the Manager's NAV Transfer Program. To qualify for the NAV Transfer Program, you must provide adequate proof that you recently redeemed shares from an open-end, load or no-load fund other than the Heritage Mutual Funds. To provide adequate proof you must complete a qualification form and provide a statement showing the value liquidated from the other mutual fund within time parameters set by the Manager. In addition, shares of the other fund must have been liquidated no more than 90 days prior to the beginning of the promotion period and not after the period ends. The Manager may pay Representatives a one-time fee of up to 0.25% for all trades meeting the requirements. The Manager reserves the right to recover these fees if A shares are redeemed within 90 days of purchase.

     Combined Purchase Privilege (Right of Accumulation)

              You may qualify for the sales load reductions indicated in the above sales load schedule by combining purchases of A shares into a single "purchase" if the resulting "purchase" totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse, and their children under the age of 21 years, purchasing A shares for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate, or single fiduciary account although more than one beneficiary is involved; or a single purchase for the employee benefit plans of a single employer. A "purchase" also may include A shares purchased at the same time through a single selected dealer of any other Heritage Mutual Fund that distributes its shares subject to a sales load. To qualify for the Combined Purchase Privilege on a purchase through a selected dealer, the investor or selected dealer must provide the Distributor with sufficient information to verify that each purchase qualifies for the privilege or discount.

     Statement of Intention

              You also may obtain the reduced sales loads shown under "What Class A Shares Will Cost" by means of a written Statement of Intention, which expresses your intention to invest not less than $25,000 within a period of 13 months in A shares of the Fund or A shares of any other Heritage Mutual Fund subject to a sales load.

              Investors qualifying for the Combined Purchase Privilege described above may purchase A shares of the Heritage Mutual Funds under a single Statement of Intention. For example, if, at the time an investor signs a Statement of Intention to invest at least $25,000 in A shares of the Fund, the investor and the investor's spouse each purchase A shares worth $5,000 (for a total of $10,000), then it will be necessary only to invest a total of $15,000 during the following 13 months in A shares or any other Heritage Mutual Fund subject to a sales load to qualify for the reduced sales loads on the total amount being invested.

              The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in A shares of the Fund should complete the appropriate portion of the Account Application, while current Fund shareholders desiring to do so can obtain a Statement of Intention form by contacting the Manager or the Distributor at the address or telephone number listed on the cover of this prospectus, or from their Representative.


     Reinstatement Privilege

              A shareholder who has redeemed any or all of his A shares of the Fund may reinvest all or any portion of the redemption proceeds in A shares at net asset value without any sales load, provided that such reinvestment is made within 90 calendar days after the redemption date. A shareholder who has redeemed any or all of his C shares of the Fund and has paid a CDSL on those shares or has held those shares long enough so that the CDSL no longer applies, may reinvest all or any portion of the redemption proceeds in C shares at net asset value without paying a CDSL on future redemptions of those shares, provided that such reinvestment is made within 90 calendar days after the redemption date. A reinstatement pursuant to this privilege will not cancel the redemption transaction; therefore, (1) any gain realized on the transaction will be recognized for Federal income tax purposes, while (2) any loss so realized will not be recognized to the extent the proceeds are reinvested in shares of the Fund. See "Taxes." The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limitation in connection with transactions whose sole purpose is to transfer a shareholder's interest in the Fund to his defined contribution plan, IRA or SEP. Investors must notify the Fund if they intend to exercise the reinstatement privilege.

              For more information on "What Class A Shares Will Cost" and a further explanation of instances in which the sales load will be waived or reduced, see "Investing in the Funds" in the SAI.

     What Class C Shares Will Cost
     ==========================================================================

              A CDSL of 1% is imposed on C shares if, within one year of purchase, you redeem an amount that causes the current value of your account to fall below the total dollar amount of C shares purchased subject to the CDSL. The CDSL will not be imposed on the redemption of C shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed C shares above the original purchase price. Thus, the CDSL will be imposed on the lower of net asset value or purchase price.

              Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSL. When calculating the CDSL, it will be assumed that the redemption is made first of C shares acquired as dividends, second of C shares that have been held for over one year, and finally of C shares held for less than one year on a first-in first-out basis.

              For example, assume you purchase 100 C shares at $10 per share (for a total cost of $1,000) and, during the year you purchase such shares, the net asset value increases to $12 per share and you acquire 10 additional shares as dividends. If you redeem 50 shares (or $600) within the first year of purchase, 10 shares would not be subject to the CDSL because redemptions are made first of shares acquired as dividends. With respect to the remaining shares, the CDSL is applied only to the original cost of $10 per share and not to the higher net asset value of $12 per share. Therefore, only 40 of the 50 shares (or $400) being redeemed would be subject to a CDSL at a rate of 1%.

              Waiver of the Contingent Deferred Sales Load. The CDSL currently is waived for (1) any partial or complete redemption in connection with a distribution without penalty under Section 72(t) of the Code from a qualified retirement plan, including a Keogh or IRA upon attaining age 70 1/2; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as joint tenant with his spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) certain periodic redemptions under the Systematic Withdrawal Plan from an account meeting certain minimum balance requirements, in amounts representing certain maximums established from time to time by the Distributor (currently a maximum of 12% annually of the account balance at the beginning of the Systematic Withdrawal Plan); or (5) involuntary redemptions by the Fund of C shares in shareholder accounts that do not comply with the minimum balance requirements. The Distributor may require proof of documentation prior to waiver of the CDSL described in sections
     (1) through (4) above, including distribution letters, certification by plan administrators, applicable tax forms or death or physicians certificates.

              For  more   information   about  C   shares,  see   "Reinstatement
     Privilege" and "Exchange Privilege."

     How to Redeem Shares
     ==========================================================================

              Redemption of Fund shares can be made by:

              Contacting   Your  Representative.     Your   Representative  will
     transmit an order to the Fund for redemption and may charge you a fee for this service.

              Telephone Request.   You may redeem shares by placing  a telephone
     request to the Fund (800-421-4184) prior to the close of regular trading on the Exchange. Shareholders who do not wish to have telephone exchange/redemption privileges should so elect by completing the appropriate section of the Account Application. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions that they reasonably believe are authentic. These parties will employ reasonable procedures to confirm that telephone instructions are authentic. To the extent that the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions. For more information on these procedures, see "Redeeming Shares - Telephone Transactions" in the SAI. You may elect to have the funds wired to the bank account specified on the Account Application. Funds normally will be sent the next business day, and the shareholder will be charged a wire fee by the Manager (currently $5.00). For redemptions of less than $25,000, you may request that the check be mailed to your address of record, providing that such address has not been changed in the past 60 days. For your protection, all other redemption checks will be transferred to the bank account specified on the Account Application.

              Written Request. Fund shares may be redeemed by sending a written request for redemption to "Heritage Income Trust-Intermediate
     Government Fund, c/o Shareholder Services, Heritage Asset Management, Inc., P.O. Box 33022, St. Petersburg, Florida 33733." Signature guarantees will be required on the following types of requests: redemptions from any account that has had an address change in the past 60 days, redemptions greater than $25,000, redemptions that are sent to an address other than the address of record and exchanges or transfers into other Heritage accounts that have different titles. The Manager will transmit an order to the Fund for redemption.

              Systematic Withdrawal Plan. Withdrawal plans are available that provide for regular periodic withdrawals of $50 or more on a monthly, quarterly, semiannual or annual basis. Under these plans, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. The purchase of A shares while participating in the Systematic Withdrawal Plan ordinarily will be disadvantageous to you because you will be paying a sales load on the purchase of those shares at the same time that you are redeeming A shares upon which you may already have paid a sales load. Therefore, the Fund will not knowingly permit the purchase of A shares through an Automatic Investment Plan if you are at the same time making systematic withdrawals of A shares. The Manager reserves the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

              Please contact the Manager or your Representative for further information or see "Redeeming Shares" in the SAI.

     Receiving Payment
     ==========================================================================

              If a request for redemption is received by the Fund in good order (as described below) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at the close of regular trading on the Exchange on that day, less any applicable CDSL for C shares. Requests for redemption received by the Fund after the close of regular trading on the Exchange will be executed at the net asset value determined at the close of regular trading on the Exchange on the next trading day, less any applicable CDSL for C shares.

              Payment for shares redeemed by the Fund normally will be made on the business day after the redemption was made. If the shares to be redeemed recently have been purchased by personal check, the Fund may delay mailing a redemption check until the purchase check has cleared, which may take up to seven days. This delay can be avoided by wiring funds for purchases. The proceeds of a redemption may be more or less than the original cost of Fund shares.

              A redemption request will be considered to be received in "good order" if:

     . the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;

     .    any written request is  signed by the shareholder and by all co-owners
          of  the  account  with  exactly  the   same  name  or  names  used  in
          establishing the account;

     . any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and

     . the signatures on any written redemption request of $25,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company, or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by the Manager, as transfer agent, under its current signature guarantee program.

              The Fund has the right to suspend redemption or postpone payment at times when the Exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the SEC. In the case of any such suspension a shareholder may either withdraw his request for redemption or receive payment based upon the net asset value next determined after the suspension is lifted. If a redemption check remains outstanding after six months, the Manager reserves the right to redeposit those funds into the shareholder's account. For more information on "Receiving Payment", see "Redeeming Shares -- Receiving Payment" in the SAI.

     Exchange Privilege
     ==========================================================================

              If you have held A shares or C shares for at least 30 days, you may exchange some or all of your shares for shares of the same class of any other open-end Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Heritage Mutual Fund whose shares are being acquired. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Heritage Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally seven calendar days following the purchase date. Exchanges of shares of Heritage Mutual Funds generally will result in the realization of a taxable gain or loss for Federal income tax purposes.

              For purposes of calculating the commencement of the one-year CDSL holding period for shares exchanged from the Fund to the C shares of any other Heritage Mutual Fund, except Heritage Cash Trust Money Market Fund ("Money Market Fund"), the original purchase date of those shares exchanged will be used. Any time period that the exchanged shares were held in the Money Market Fund will not be included in this calculation.

              If you exchange A shares or C shares for corresponding shares of Money Market Fund, you may, at any time thereafter, exchange such shares for the corresponding class of shares of any other Heritage Mutual Fund.

     Because the Money Market Fund is a no-load mutual fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. In addition, if you exchange C shares of the Fund for corresponding shares of the Money Market Fund, the period during which an investment is held in shares of the Money Market Fund will not count for purposes of calculating the one-year CDSL holding period for such shares. As a result, if you redeem C shares of the Money Market Fund before the expiration of the one-year CDSL holding period, you will be subject to the applicable CDSL. A shares of the Fund may be exchanged for A shares of the Heritage Cash Trust - Municipal Money Market Fund, which is the only class of shares offered by that fund. Because the Heritage Cash Trust - Municipal Money Market Fund is a no-load fund, if you exchange shares of that fund acquired by purchase (rather than exchange) for shares of another Heritage Mutual Fund, you also will be subject to the sales load, if any, that would be applicable to a purchase of that Heritage Mutual Fund. C shares are not eligible for exchange into the Heritage Cash Trust - Municipal Money Market Fund.

              Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "How to Redeem Shares -- Telephone Request."

              Telephone  exchanges can  be effected  by  calling the  Manager at
     (800) 421-4184 or by calling your Representative. In the event that you or your Representative are unable to reach the Manager by telephone, an exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

              The exchange privilege is available only in states where shares of the Heritage Mutual Fund being acquired may be legally sold. Each Heritage Mutual Fund reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, each Heritage Mutual Fund may terminate this exchange privilege upon 60 days' notice. For further information on this exchange privilege, contact the Manager or your Representative and see "Exchange Privilege" in the SAI.

                                MANAGEMENT OF THE FUND

     Board of Trustees

              The business and affairs of the Fund are managed by or under the direction of the Trust's Board of Trustees. The Trustees are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved to the shareholders. A Trustee may be removed by a two-thirds vote of the outstanding Fund shares.

     Investment Adviser, Fund Accountant, Administrator and Transfer Agent

              Heritage Asset Management, Inc. is the Fund's investment adviser, fund accountant, administrator and transfer agent. The Manager is responsible for reviewing and establishing investment policies for the Fund as well as administering the Fund's noninvestment affairs. The Manager is a wholly-owned subsidiary of Raymond James Financial, Inc., which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. The Manager manages, supervises and conducts the business and administrative affairs of the Fund and the other Heritage Mutual Funds with net assets totally approximately $2.0 billion as of October 31, 1995. Investment decisions for the Fund are made by the Manager. The Manager's annual investment advisory and administration fee is 0.50% of the Fund's average daily net assets. This fee is computed daily and paid monthly. The Fund pays the Manager directly for fund accounting and transfer agent services.

              The advisory fee may be reduced pursuant to regulations in various states where Fund shares are qualified for sale which impose limitations on the annual expense ratio of the Fund. The Manager reserves the right to discontinue any voluntary waiver of its fees or reimbursement to the Fund in the future. The Manager also may recover advisory fees waived in the two previous years if the recovery does not cause the Fund to exceed applicable expense limitations. It currently is not anticipated that the Manager will recover fees waived in 1994 and 1995.

     Fund Management

              H. Peter Wallace serves as portfolio manager of the Fund. Mr. Wallace is responsible for the day-to-day management of the Fund's investment portfolio subject to the general oversight of the Manager and the Trust's Board of Trustees. Mr. Wallace has been a Senior Vice President and Director of Fixed Income Investments for the Manager since January 1993. In August 1993, he became a portfolio manager of the Fund. Prior to 1993, Mr. Wallace was a Vice President of Mortgage Products at Donaldson, Lufkin and Jenrette from 1990 through 1992 and from 1986 through 1990 he was a Senior Vice President and Director of Mortgage Research at Shearson Lehman Brothers. Mr. Wallace is a Chartered Financial Analyst.

                           SHAREHOLDER AND ACCOUNT POLICIES

     Dividends and Other Distributions
     ==========================================================================

              Dividends from net investment income are declared and paid monthly. The Fund distributes to shareholders substantially all net realized capital gains on portfolio securities after the end of the year in which the gains are realized. Dividends and other distributions on shares held in retirement plans and by shareholders maintaining a Systematic Withdrawal Plan generally are declared and paid in additional Fund shares. Other shareholders may elect to:

     . receive both dividends and capital gain distributions in additional Fund shares;

     .    receive  dividends   in  cash   and  capital   gain  distributions  in
          additional Fund shares;

     .    receive both dividends and capital gain distributions in cash; or

     . receive both dividends and capital gain distributions for investment into another Heritage Mutual Fund.

              If you select none of the options, the first option will apply. In any case when you receive a dividend or a capital gain distribution in shares, your account will be credited with additional Fund shares valued at the net asset value of the shares determined at the close of regular trading on the Exchange the day following the record date for the dividend or capital gain distribution. Distribution options can be changed at any time by notifying the Manager in writing.

              Dividends paid by the Fund with respect to its A shares and C shares are calculated in the same manner and at the same time and will be in the same amount relative to the aggregate net asset value of the shares in each class, except that dividends on C shares may be lower than dividends on A shares primarily as a result of the higher distribution fee and class-specific expenses applicable to C shares.

     Distribution Plans
     ==========================================================================

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A accounts, the Fund may pay the Distributor a service fee of up to 0.25% on A shares. The Fund may pay the Distributor a service fee of up to 0.25% and a distribution fee of up to 0.10% of the Fund's average daily net assets attributable to A shares purchased prior to April 3, 1995. This fee represents compensation for maintenance of Class A accounts. This fee is computed daily and paid monthly.

              As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C accounts, the Fund pays the Distributor a service fee of up to 0.25% and a distribution fee of 0.35% of the Fund's average daily net assets attributable to C shares. This fee is computed daily and paid monthly.

              The above-referenced fees paid to the Distributor are made under Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act. These Plans authorize the Distributor to spend such fees on any activities or expenses intended to result in the sale of A shares and C shares, including compensation (in addition to the sales load) paid to Representatives; advertising, salaries and other expenses of the Distributor relating to selling or servicing efforts; expenses of organizing and conducting sales seminars; printing of prospectuses, statements of additional information and reports for other than existing shareholders; and preparation and distribution of advertising material and sales literature and other sales promotion activities. The Distributor has entered into dealer agreements with participating dealers who also will distribute shares of the Fund.

              If the Plan is terminated, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Plan terminates.

     Taxes
     ==========================================================================

              The Fund is treated as a separate corporation for Federal income tax purposes and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. In each taxable year that the Fund does so, it (but not its shareholders) will be relieved of Federal income tax on that part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. Dividends from the Fund's investment company taxable income are taxable to its shareholders as ordinary income, to the extent of the Fund's earnings and profits, whether received in cash or in additional Fund shares. Distributions of the Fund's realized net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains, whether received in cash or in additional Fund shares and regardless of the length of time the shares have been held. No substantial portion of the dividends paid by the Fund will be eligible for the dividends-received deduction allowed to corporations.

              Dividends and other distributions declared by the Fund December of any year and payable to shareholders of record on a date in that month will be deemed to have been paid by the Fund and received by the shareholders on December 31 if they are paid by the Fund during the following January. Shareholders receive Federal income tax information regarding dividends and other distributions after the end of each year. The Fund is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable such shareholders who otherwise are subject to backup withholding.

              The  foregoing is only a summary of  some of the important Federal income tax considerations generally affecting the Fund and its shareholders. See the SAI for a further discussion. There may be other

     Federal, state or local tax considerations applicable to a particular investor; for example, a portion of the dividends paid by the Fund represents income received on direct obligations of the U.S. Government and, accordingly, is not subject to income taxation in most states and localities. You are therefore urged to consult your tax adviser.

     Shareholder Information
     ==========================================================================

              Each share of the  Fund gives the shareholder one  vote in matters submitted to shareholders for a vote. A shares and C shares of the Fund have equal voting rights, except that, in matters affecting only a particular class, only shares of that class are entitled to vote. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Fund's outstanding shares.

              No dealer, salesman or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

       Heritage Income Trust
       Intermediate Government Fund                 -----------------
       P.O. Box 33022
       St. Petersburg, FL 33733
       ---------------------------------------      Bulk Rate
                                                    U.S. Postage
       Address Change Requested                     PAID
                                                    Modern Mailing
       Prospectus                                   -----------------
       Investment Advisor/
       Shareholder Servicing Agent
       Heritage Asset Management, Inc.
       P.O. Box 33022
       St. Petersburg, FL 33733
       (800) 421-4184
       Distributor
       Raymond James & Associates, Inc.
       P.O. Box 12749
       St. Petersburg, FL 33733
       (813) 573-3800
       Legal Counsel
       Kirkpatrick & Lockhart LLP
       Independent Accountants
       Coopers & Lybrand L.L.P.

                                   (HERITAGE LOGO)



                                     Intermediate
                                   Government Fund



                                     Prospectus



                                   February 1, 1996

                         STATEMENT OF ADDITIONAL INFORMATION
                                HERITAGE INCOME TRUST

                                HIGH YIELD BOND FUND
                             INTERMEDIATE GOVERNMENT FUND

              This Statement of Additional Information dated February 1, 1996, should be read with the prospectuses of the High Yield Bond and Intermediate Government Funds of Heritage Income Trust (the "Trust"), each dated February 1, 1996. This statement is not a prospectus itself. To receive a prospectus for either of the Funds, write to Heritage Asset Management, Inc., at 880 Carillon Parkway, Florida 33716, or call (800) 421-4184.

                           HERITAGE ASSET MANAGEMENT, INC.
                                880 Carillon Parkway
                            St. Petersburg, Florida 33716

                                  TABLE OF CONTENTS

     GENERAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     INVESTMENT INFORMATION  . . . . . . . . . . . . . . . . . . . . . . .     1
              Investment Objectives  . . . . . . . . . . . . . . . . . . .     1
              Investment Policies  . . . . . . . . . . . . . . . . . . . .     1

     INVESTMENT LIMITATIONS  . . . . . . . . . . . . . . . . . . . . . . .    18

     NET ASSET VALUE . . . . . . . . . . . . . . . . . . . . . . . . . . .    21

     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . .    21

     INVESTING IN THE FUNDS  . . . . . . . . . . . . . . . . . . . . . . .    24
              Class A Combined Purchase Privilege (Right of
              Accumulation)  . . . . . . . . . . . . . . . . . . . . . . .    24
              Class A Statement of Intention   . . . . . . . . . . . . . .    25

     REDEEMING SHARES  . . . . . . . . . . . . . . . . . . . . . . . . . .    26
              Systematic Withdrawal Plan . . . . . . . . . . . . . . . . .    26
              Telephone Transactions . . . . . . . . . . . . . . . . . . .    28
              Redemption in Kind . . . . . . . . . . . . . . . . . . . . .    28
              Receiving Payment  . . . . . . . . . . . . . . . . . . . . .    28

     EXCHANGE PRIVILEGE  . . . . . . . . . . . . . . . . . . . . . . . . .    29

     TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    30

     TRUST INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .    32
              Management of the Trust  . . . . . . . . . . . . . . . . . .    32
              Investment Adviser and Administrator; Subadviser . . . . . .    36
              Brokerage Practices  . . . . . . . . . . . . . . . . . . . .    39
              Distribution of Shares . . . . . . . . . . . . . . . . . . .    40
              Administration of the Trust  . . . . . . . . . . . . . . . .    43
              Potential Liability  . . . . . . . . . . . . . . . . . . . .    43

     APPENDIX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

     GENERAL INFORMATION

              The Trust was established as a Massachusetts business trust under a Declaration of Trust dated August 4, 1989. It is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is composed of the High Yield Bond Fund (known as the Diversified Portfolio prior to February 1, 1996) ("High Yield") and the Intermediate Government Fund (known as the Government Portfolio prior to February 2, 1992 and Limited Maturity Government Portfolio from February 2, 1992 through January 31,
     1996)("Government")(each a "Fund" and, collectively, the "Funds"). Each Fund constitutes a separate investment portfolio with distinct investment objectives, purposes and strategies. Each Fund offers two classes of shares, Class A shares sold subject to a front-end sales load ("A shares") and Class C shares sold subject to a contingent deferred sales load ("CDSL")("C shares").

     INVESTMENT INFORMATION

              Investment Objectives

              The investment objective of each Fund is stated in its respective prospectus.

              Investment Policies

              The following information is in addition to and supplements each Fund's investment policies set forth in its prospectus.

              Brady Bonds. Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders, as well as multilateral institutions, such as the International Bank for Reconstruction and Development (the "World Bank") and the International Monetary Fund (the "IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements, which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. These arrangements with the World Bank and/or the IMF require debtor nations to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. Salomon Brothers Asset Management Inc. (the "Subadviser") believes economic reforms, undertaken by countries in connection with the issuance of Brady Bonds, make the debt of those countries that have issued or announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

              Investors should also recognize that Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. Brady Bonds that have been issued to date are rated in the categories "BB" or "B" by S&P or "Ba" or "B" by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the Subadviser to be of comparable quality.

              Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt that carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time, and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR rate.

              Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below. In the secondary markets, the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.
     Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with limited or no collateralization, and will rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which the Fund invests are likely to be acquired at a discount, which involves certain considerations discussed below under "Additional Information Concerning Taxes."

              Convertible Securities. High Yield may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. The extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Subadviser will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which High Yield may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

              High  Yield Foreign  Sovereign Debt  Securities.   High  Yield may
     invest in high yield foreign sovereign debt securities. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability and willingness of sovereign obligors in developing and emerging countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to: a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

              As a result of the foregoing, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

              Certain debt obligations, customarily referred to as "Brady Bonds," are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under the Brady Plan. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Certain interest payments on these Brady Bonds may be collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is typically equal to between 12 and 18 months of rolling interest payments or, in the case of floating rate bonds, initially is typically equal to between 12 and 18 months rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter with the balance of interest accruals in each case being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

              In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Based upon current market conditions, a Fund would not intend to purchase Brady Bonds which, at the time of investment, are in default as to payments. However, in light of the residual risk of the Brady Bonds and, among other factors, the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

              Sovereign obligors in developing  and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

              Borrowing. Each of the Funds may borrow in certain limited circumstances. See "Investment Limitations." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") in order to provide "pass-through" tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

              Inverse Floaters. Government may invest in U.S. Government securities, including mortgage-backed securities, on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. These derivative securities are commonly known as inverse floaters. As market interest rates rise, the interest rate on the inverse floater goes down, and vice versa. Inverse floaters include components of securities on which interest is paid in two separate parts -
     - an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, the interest on which varies inversely with that on a similar security or the value of an index. The residual component may be established by multiplying the rate of interest paid on such security or the applicable index by a factor (a "multiplier feature") or by adding or subtracting the factor to or from such interest rate or index. The secondary market for inverse floaters may be limited. The market value of inverse floaters is often significantly more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise.

              Money  Market  Instruments.     In  addition  to  the  investments
     described in the each Fund's prospectus, the Funds also may invest in money market instruments including the following:

              (1) Instruments such as certificates of deposit, demand and time deposits, savings shares and bankers' acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus, and undivided profits of over $100 million as of the close of their most recent fiscal year, or instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation.

              (2)   Commercial  paper rated  A-l  or A-2  by Standard  &  Poor's
     ("S&P") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). For a description of these ratings, see "Commercial Paper Ratings" in the Appendix.

              (3) High quality, short-term, corporate debt obligations, including variable rate demand notes, having a maturity of one year or less. Because there is no secondary trading market in demand notes, the inability of the issuer to make required payments could adversely impact a Fund's ability to resell when it deems advisable to do so.

              Options, Futures and Options on Futures Trading. As discussed in each Fund's prospectus, the Funds may use options, futures and options on futures ("Derivative Investments") in order to hedge their investments, and in certain circumstances, may purchase or sell Derivative Investments as a substitute for the purchase and sale of securities. Certain special characteristics of and risks with these strategies are discussed below.

              Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

              Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge a Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

              Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Derivative Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

              Use of these instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures are traded, the Commodity Futures Trading Commission ("CFTC") and various state regulatory authorities. In addition, the Funds' ability to use these instruments will be limited by tax considerations. See "Taxes."

              Special  Risks.    The  use  of  Derivative  Instruments  involves
     special considerations and risks, certain of which are described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

              (1) Successful use of most Derivative Instruments depends upon the ability of the Funds' Manager, Heritage Asset Management, Inc. (the "Manager"), or the Subadviser, as the case may be, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

              (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative
     Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

              Because there are  a limited  number of  types of  exchange-traded
     options  and  futures  contracts,  it  is  likely  that  the   standardized
     contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

              Options and  futures prices can  also diverge from  the prices  of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

              (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the Manager or the Subadviser, as the case may be, projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

              (4) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Fund were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

              Cover. The Funds will not use leverage in their hedging strategies. A Fund will not enter into a hedging strategy that exposes it to an obligation to another party unless its owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Funds will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with their custodian in the amount prescribed.

              Assets used as cover or held in a segregated account cannot be sold while the corresponding futures contract or options position is open, unless they are replaced with similar assets. As a result, the commitment of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

              Guidelines, Characteristics and Risks of Options Trading. The Funds may effectively terminate their right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation under a put or call option it has written, the Fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write an option of the same series as the option held. This is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract, and the market value of the option.

              In considering the use of options to hedge, particular note should be taken of the following:

              (1) The value of an option position will reflect, among other things, the current market price of the underlying security, index, or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying investment and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Manager or Subadviser, as the case may be, to forecast the direction of price fluctuations in the underlying investment.

              (2) Prior to its expiration, the exercise price of an option may be below, equal to, or above the current market value of the underlying investment. Purchased options that expire unexercised have no value. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

              (3)   A position  in an exchange-listed  option may  be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. Exchange markets for options on debt securities exist, and the ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the over-the-counter ("OTC") markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. In the event of the insolvency of a Fund's contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration. Although the Funds intend to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund may maintain a covered position with respect to any call option it writes on a security, the Fund may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

              (4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs. However, the Funds also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

              (5) The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bear the risk that the value of the securities held will vary from the value of the index.

              Even if a Fund could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

              If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

              Guidelines, Characteristics and Risks of Futures and Options on Futures Trading. When a Fund purchases or sells a futures contract, the Fund will be required to deposit an amount of cash or U.S. Treasury bills equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Cash held in the margin account is not income producing. Subsequent payments, called variation margin, to and from the broker through which such Fund entered into the futures contract, will be made on a daily basis as the price of the underlying security or index fluctuates making the futures contract more or less valuable, a process known as marking-to-market.

              If a Fund writes an option on a futures contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a future are included in the initial margin deposit.

              Most of the exchanges on which futures contracts and options on futures contracts are traded limit the amount of fluctuation permitted in futures contract and option prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract and option prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

              Another risk in employing futures contracts and options on futures contracts as a hedge is the prospect that futures and options prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures and options markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in these markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures and options markets are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures and options market may cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the manager or Subadviser, as applicable, may still not result in a successful transaction.

              In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions of such options will be subject to the maintenance of a liquid secondary market.

              Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Funds because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the price of the underlying investment.

              If a Fund enters into futures contracts or options on futures contracts for other than bona fide hedging purposes (as defined by the
     CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account any unrealized profits and unrealized losses on any such contracts it has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This limitation does not limit the percentage of a Fund's assets at risk to 5%.

              Preferred  Stock.  High Yield  may invest  in preferred stock.   A
     preferred stock is a blend of the characteristics of a bond and a common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

              Repurchase Agreements. The Funds may enter into repurchase agreements. Although repurchase agreements carry certain risks not associated with direct investments in securities, including decline in the market value of the underlying securities and delays and costs to a Fund if the other party to the repurchase agreement becomes bankrupt, the Funds intend to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager or Subadviser, as applicable, to present minimal credit risks in accordance with guidelines established by the Trust's Board of Trustees ("Board of Trustees" or "Board"). The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. A Fund will always receive as collateral securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian bank.

              Restricted and Illiquid Securities. As stated in each Fund's prospectus, the Funds will not purchase or otherwise acquire any security if, as a result, more than 10% of their net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or due to legal or contractual restrictions on resale.

              Purchased OTC options, which may be purchased by the Funds, are considered illiquid securities. Each Fund also may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by that Fund. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

              Reverse Repurchase  Agreements. High Yield may  borrow by entering into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed to price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid high grade securities, marked-to-market daily, having a value not less than the repurchase price (including accrued interest). One reason to enter into a reverse repurchase agreement is to raise cash without liquidating any portfolio positions. In this case, reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obliged to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative practice, and will be considered borrowings for the purpose of the Fund's limitation on borrowing.

              Securities  Loans.   The  Funds may  loan portfolio  securities to
     qualified broker-dealers. Such loans may be terminated by a Fund at any time and the market risk applicable to any security loaned remains a risk to the Fund. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund also may call such loans in order to sell the securities involved. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Funds could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of securities lending is to supplement a Fund's income through investment of the cash collateral in short-term interest bearing obligations. Securities loans may not exceed 25% of a Fund's total assets and will be fully collateralized at all times. However, securities loans do involve some risk. If the other party to the securities loan defaults or becomes involved in bankruptcy proceedings, a Fund may incur delays and costs in selling or recovering the underlying security or may suffer a loss of principal and interest.

              Stripped Securities.   Government may invest  in separately traded
     interest and principal components of securities ("Stripped Securities"), including U.S. Government securities, as discussed below. Stripped Securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional debt securities.

              Government   also   may   invest   in   stripped   mortgage-backed
     securities, which are derivative multi-class mortgage securities. Stripped mortgage-backed securities in which it may invest will be issued by agencies or instrumentalities of the U.S. Government. Stripped mortgage-backed securities are structured with two classes that receive different proportions of the interest and principal distributions on a pool of assets represented by mortgages ("Mortgage Assets"). A common type of stripped mortgage-backed security will have one class receiving a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and principal payments may have a material effect on yield to maturity. In addition, the market value of stripped mortgage-backed securities is subject to greater risk of fluctuation in response to changes in market interest rates than other mortgage-backed securities. In the case of mortgage-backed IOs, if the underlying assets experience greater than anticipated prepayments of principal, there is a greater possibility that Government may not fully recoup its initial investment. Conversely, if the underlying assets experience slower than anticipated principal payments, the yield on the PO class will be affected more severely than would be the case with traditional mortgage-backed securities.

              The SEC staff takes the position that IOs and POs generally are illiquid securities. The staff also takes the position, however, that the Board of Trustees (or the Manager pursuant to delegation by the Board) may determine that U.S. Government-issued IOs or POs backed by fixed-rate mortgages are liquid, where the Board determines that such securities can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share. Accordingly, certain of the IO and PO securities in which Government invests may be deemed liquid.

              U.S. Government Securities. High Yield may invest in U.S. Government Securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby. These securities include: securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations backed by the "full faith and credit" of the United States, such as Government National Mortgage Association securities; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

              Zero Coupon and Pay-In-Kind Securities. High Yield may invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon securities are issued and traded at a discount from their face amounts or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional units of the same securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value.

              Industry Classifications

              For purposes of determining industry classifications, the Funds rely upon classifications established by the Manager that are based upon classifications contained in the Directory of Companies Filing Annual
     Reports with the SEC and in the Standard & Poor's Corporation Industry Classifications.

     INVESTMENT LIMITATIONS

              In addition to the limits disclosed in "Investment Policies," the Funds are subject to the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

              Borrowing  Money.   The Funds  may not  borrow money,  except from
     banks  as  a temporary  measure  for  extraordinary or  emergency  purposes including the meeting of redemption requests that might require the untimely disposition of securities. The payment of interest on such borrowings will reduce the Funds' net investment income during the period of such borrowing. Borrowing in the aggregate may not exceed 15% and borrowing for purposes other than meeting redemptions may not exceed 5% of a Fund's total assets at the time the borrowing is made. A Fund will not make additional investments when borrowings exceed 5% of its total assets.

              Diversification.         Neither Fund will invest more than 5%  of
     its total assets in securities of any one issuer other than the U.S. Government or its agencies or instrumentalities or buy more than 10% of the voting securities or any other class of securities of any issuer.

              Industry Concentration.   Neither  Fund will  purchase  securities
     if, as a result more than 25% of its total assets would be invested in any one industry with the exception of U.S. Government Securities.

              Investing in Commodities, Minerals or Real Estate. A Fund may not invest in commodities, commodity contracts, oil, gas or other mineral programs, real estate limited partnerships, or real estate, except that it may (1) purchase securities secured by real estate, or issued by companies that invest in or sponsor such interests, (2) futures contracts and options and (3) engage in transactions in forward commitments.

              Underwriting. A Fund may not underwrite the securities of other issuers, except that a Fund may invest in securities that are not readily marketable without registration under the Securities Act of 1933, as amended (the "1933 Act") (restricted securities), as provided in the Fund's prospectus and this Statement of Additional Information.

              Loans. A Fund may not make loans, except to the extent that the purchase of a portion of an issue of publicly distributed or privately placed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions may be considered loans, and further provided that a Fund may enter into repurchase agreements and securities loans as permitted under the Fund's investment policies. Privately placed securities are typically either restricted as to resale or may not have readily available market quotations, and therefore may not be as liquid as other securities.

              Issuing   Senior  Securities.    A  Fund   may  not  issue  senior
     securities, except as permitted by the investment objectives and policies and investment limitations of that Fund.

              Selling Short and Buying on Margin. A Fund may not sell any securities short, purchase any securities on margin or maintain a short position in any security, but may obtain such short-term credits as may be necessary for clearance of purchase and sales of securities; provided, however, the Funds may make margin deposits and may maintain short positions in connection with the use of options, futures contracts and options on futures contracts as described previously.

              Investing in Issuers Whose Securities Are Owned by Officers and Trustees of the Trust. A Fund may not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or the Manager or its Subadviser, as applicable, own individually more than 1/2 of 1% of the issuer's securities or together own more than 5% of the issuer's securities.

              Repurchase Agreements and Loans of Portfolio Securities. A Fund may not enter into repurchase agreements with respect to more than 25% of its total assets or lend portfolio securities amounting to more than 25% of its total assets.

              Each Fund has adopted the following additional restrictions, which, together with certain limits described in its prospectus, may be changed by the Board of Trustees without shareholder approval in compli-ance with applicable law, regulation or regulatory policy.

              Investing in  Investment Companies.    A Fund  may not  invest  in
     securities issued by other investment companies, except as permitted by the 1940 Act.

              Control Purpose. A Fund may not make investments for the purpose of gaining control of an issuer's management.

              Pledging Securities. A Fund may not pledge any securities, except in an amount of not more than 15% of its total assets, to secure borrowings for temporary and emergency purposes. (The deposit in escrow of underlying securities in connection with the writing of covered call options is not deemed to be a pledge or other encumbrance. The Funds also may pledge their assets in connection with its use of options and futures contracts without limit.)

              Unseasoned Issuers. A Fund may not invest more than 5% of its net assets in securities of companies (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), including their predecessors, which have been in continuous operation for less than three years and in equity securities that do not have readily available market quotations (other than restricted securities).

              Illiquid Securities. A Fund may not invest more than 10% of its net assets in the aggregate in repurchase agreements of more than seven days' duration, in securities without readily available market quotations, and in restricted securities including privately placed securities.

              Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restriction. If at any time, a Fund's borrowing exceeds its limitations due to a decline in net assets, such borrowing will be promptly reduced to the extent necessary to comply with the limitation.

     NET ASSET VALUE

              The net asset values of the A shares and C shares are determined daily, Monday through Friday, except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, as of the close of regular trading on the New York Stock Exchange (the "Exchange"). Net asset value for each class is calculated by dividing the value of the total assets of the Fund attributable to that class, less all liabilities (including accrued expenses) attributable to that class, by the number of class shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on the Exchange, or other stock exchanges, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the most recent bid price is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Market quotations generally will not be available for options traded in the OTC market. Securities and other assets for which market quotations are not readily available, or for which the Manager or the Subadviser, as applicable, has reason to question the validity of quotations they receive, are valued at fair value as determined in good faith by the Board of Trustees. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

              The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the Exchange is closed other than for customary weekend and holiday closings, (2) during which trading on the Exchange is restricted as determined by the SEC, (3) during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practical for the Fund fairly to determine the value of its net assets, or (4) for such other periods as the SEC may by order permit for the protection of the holders of the Fund's A shares and C shares.

     PERFORMANCE INFORMATION

              Performance data for each class of each Fund quoted in advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value will fluctuate so that an investor's redeemed shares may be worth more or less than their original cost. Average annual total return quotes for each class used in each Fund's advertising and promotional materials are calculated according to the following formula:

                                          n
                                     P(1+T) = ERV

     where:  P   =    a hypothetical initial payment of $1,000
              T   =   average annual total return
              n   =   number of years
              ERV =   ending redeemable value  of a hypothetical $1,000  payment made at the beginning of the period at the end of that period.

              In calculating  the ending  redeemable value  for Class A  shares, each Fund's maximum sales charge, is deducted from the initial $1,000 payment and all dividends and other distributions by the Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. The average annualized total return for High Yield A shares for the period March 1, 1990 (commencement of operations) to September 30, 1995, for the five year period ended September 30, 1995, and for the
     fiscal year  ended September  30, 1995  was       %,      %  and         %,
     respectively. The average annualized total return for Government A shares for the same periods was %, % and %, respectively. The average annualized total return for High Yield C shares for the period April 3, 1995 (commencement of operations for C shares) to September 30, 1995 was
      %.  The  average annualized total return  for Government C shares  for the
     same period was     %.

              Each Fund also from time to time may include in such advertising and promotional materials a total return figure that is not calculated according to the method set forth above for each class of its shares. For example, in comparing High Yield's A shares or C shares total return with such market indices as the Lehman Brothers Government Corporate Composite Index and the Merrill Lynch Domestic Master Index, and Government's A shares or C shares total return with such market indices as the Lehman Brothers Government Composite Index, the Lehman Intermediate Government Corporate Index and the Lipper United States Government Fund Average, each class of each Fund calculates its aggregate total return for each class for the specified periods of time by assuming an investment of $10,000 in that class of shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales loads charged on A shares or CDSLs charged on C shares. The A shares cumulative returns using  this  formula for  High  Yield for  the  year and  five  years ended

     September  30, 1995,  and  for the  period  March 1, 1990  (commencement of
     operations)  to September  30, 1995  were         %,       % and         %,
     respectively.  The cumulative returns  for Government A shares for the same
     periods were      %,      % and       %, respectively.   Cumulative returns
     for High  Yield C  shares for  the period  April 3,  1995 (commencement  of
     operations for C  shares) to September  30, 1995  was       %.   Cumulative
     returns for  Government C shares  for the same period  was      %.   By not
     annualizing the performance and excluding the effect of the sales load on A shares and the CDSL on C shares, total return calculated in this manner will simply reflect the increase in net asset value per share over a
     period  of   time,  adjusted   for  dividends   and  other   distributions.
     Calculating total return without taking into account the sales load or CDSL results in a higher rate of return than calculating total return net of the sales load or CDSL.

              Yields used in each Fund's performance advertisements for each class are calculated by dividing each Fund's interest income for a thirty-day period ("Period") attributable to that class, net of expenses attributable to that class, by the average number of shares of that class entitled to receive dividends during the Period, and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share at the end of the Period. Yield quotations are calculated according to the following formula:

                                                                  6
                                                YIELD = 2X[(a-b+1) -1]
                                                            c x d

     where:   a       =        interest earned during the Period;
              b       =        expenses   accrued  for   the  Period   (net   of
                               reimbursements);
              c       =        the  average daily  number of  shares outstanding
                               during the Period that were entitled to receive a
                               dividend; and
              d       =        the maximum offering price  per share on the last
                               day of the Period.

              Except as noted below, in determining net investment income earned during the Period (variable "a" in the above formula), each Fund calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the Fund. Once interest earned is calculated in this fashion for each debt obligation held by the Fund, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. At September 30, 1995, the 30-day yield for High Yield and Government A shares was % and %, respectively. At September 30, 1995, the 30-day yield for High Yield and Government C
     shares was     % and     %, respectively.

     INVESTING IN THE FUNDS

              The procedures for purchasing shares of a Fund are explained in each Fund's prospectus under "Investing in the Fund."

              Alternative Purchase Plans

              A shares are sold at their next determined net asset value plus a sales load on days the Exchange is open for business. C shares are sold at their next determined net asset value on days the Exchange is open for business, subject to a 1% CDSL if the investor redeems such shares within one year. The Manager, as the Trust's transfer agent, will establish an account with the Trust and will transfer funds to State Street Bank and Trust Company (the "Custodian"). See "Alternative Purchase Plans" in the prospectuses. The Trust reserves the right to reject any order for a Fund's shares. The Trust's distributor, Raymond James & Associates, Inc. ("RJA" or the "Distributor"), has agreed that it will hold each Fund harmless in the event of loss as a result of cancellation of trades in Fund shares by the Distributor, its affiliates or its customers.

              Class A Purchases at Net Asset Value

              Cities,   counties,   states  or   instrumentalities   and   their
     departments, authorities or agencies are able to purchase A shares of a Fund at net asset value as long as certain conditions are met: the governmental entity is prohibited by applicable investment laws, codes or regulations from paying a sales load in connection with the purchase of shares of a registered investment company; it has determined that such A shares are a legally permissible investment; and any relevant minimum purchase amounts are met.

              In the instance of discretionary fiduciary assets or trusts, or A purchases by a governmental entity through a registered broker/dealer with which the Distributor has a dealer agreement, the Manager may make a payment out of its own resources to the Distributor, who may reallow the payment to the selling broker/dealer. However, the Distributor and the selling broker/dealer may be required to reimburse the Manager for these payments if investors redeem A shares within specified periods.

              Class A Combined Purchase Privilege (Right of Accumulation)

              Certain investors may qualify for the Class A sales load reductions indicated in the sales load schedule in each Fund's Prospectus by combining purchases of A shares of a Fund into a single "purchase," if the resulting purchase totals at least $25,000. The term "purchase" refers to a single purchase by an individual, or to concurrent purchases which, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing A shares of a Fund for his or their own account; a single purchase by a trustee or other fiduciary purchasing A shares for a single trust, estate or single fiduciary account although more than one beneficiary is  involved; or  a single  purchase for  the employee  benefit plans of a single employer. The term "purchase" also includes purchases by a "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of A shares of a Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer, or clients of an investment adviser.

              The applicable A shares sales load will be based on the total of:

                      (i)   the investor's current purchase;

                      (ii) the net asset value (at the close of business on the previous day) of (a) all A shares of a Fund held by the investor and (b) all A shares of any other open-end mutual fund advised by the Manager ("Heritage Mutual Fund") held by the investor and purchased at a time when A shares of that other fund were distributed subject to a sales load (including Heritage Cash Trust A shares acquired by exchange); and

                      (iii) the net  asset value of  all A  shares described  in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single "purchase."


              A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a sales load will be deemed to fall under the provisions of paragraph (ii) as if they had been distributed without being subject to a sales load, unless those shares were acquired through an exchange of other shares that were subject to a sales load.

              Class A Statement of Intention

              Investors also may obtain the reduced sales loads shown in each Fund's prospectus by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $25,000 within a period of 13 months in A shares of a Fund or any other Heritage Mutual Fund. Each purchase of A shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement. At the investor's option, a Statement of Intention may include purchases of A shares of a Fund or any other Heritage Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention. However, the 13-month period during which the Statement is in effect will begin on the date of the earliest purchase to be included.

              The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales load applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed A shares will be involuntarily redeemed to pay the additional sales load, if necessary. When the full amount indicated has been purchased, the escrow will be released. To the extent an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales load, the sales load will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales load will be used to purchase additional A shares of a Fund, subject to the rate of sales load applicable to the actual amount of the aggregate purchases. An investor may amend his Statement of Intention to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales load in effect for the higher amount. The escrow procedures discussed above will apply.

     REDEEMING SHARES

              The methods of redemption are described in the section of each Fund's prospectus entitled "How to Redeem Shares."

              Systematic Withdrawal Plan

              Shareholders also  may elect  to make systematic  withdrawals from their Fund account of a minimum of $50 on a periodic basis as set forth in each Fund's prospectus under "How To Redeem Shares--Systematic Withdrawal Plan." The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. The Systematic Withdrawal Plan is not currently available for shares held in an Individual Retirement Account, Section 403(b) annuity plan, defined contribution plan, Simplified Employee Pension Plan or other retirement plan, unless the shareholder establishes to the Manager's satisfaction that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid without charge not more than once a year by written notice to the Distributor or the Manager. Redemptions will be made at net asset value determined as of the close of regular trading on the Exchange on the 10th day of each month or the 10th day of the last month of each period, whichever is applicable. Systematic withdrawals of C shares, if made within one year of the date of purchase, will be charged a CDSL of 1%. If the Exchange is not open for business on that day, the shares will be redeemed at net asset value determined as of the close of regular trading on the Exchange on the preceding business day, minus any applicable CDSL for C shares. The check for the withdrawal payment will usually be mailed on the next business day following redemption. If shareholders elect to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account must be automatically reinvested in shares of the Fund in which they invest. Shareholders may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the Manager or the Distributor. The Trust, its transfer agent, and its Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.

              Withdrawal payments are treated as a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.

              Ordinarily, shareholders should not purchase additional A shares of a Fund if maintaining a Systematic Withdrawal Plan of A shares, because they may incur tax liabilities in connection with such purchases and withdrawals. A Fund will not knowingly accept purchase orders from shareholders for additional A shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year's scheduled withdrawals. In addition, if shareholders maintain a Systematic Withdrawal Plan they may not make periodic investments under each Fund's Automatic Investment Plan.

              Telephone Transactions

              Shareholders may redeem shares by placing a telephone request to a Fund. The Trust, Manager, Distributor and their Trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as
     (1) obtaining some or all of the following information: account number, name(s) and social security number registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If the Trust, Manager, Distributor and their Trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.

              Redemption in Kind

              The Trust is obligated to redeem shares of each Fund for any shareholder for cash during any 90-day period up to $250,000 or 1% of the Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as the Fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving portfolio instruments and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

              Receiving Payment

              If a request for redemption is received by a Fund in good order (as described in each prospectus) before the close of regular trading on the Exchange, the shares will be redeemed at the net asset value per share determined at such close, minus any applicable CDSL for C shares. Requests for redemption received by a Fund after the close of regular trading on the Exchange will be executed at the net asset value determined as of the close of regular trading on the Exchange on the next trading day, minus any applicable CDSL for C shares.

              If shares of a Fund are redeemed by a shareholder through the Distributor or a participating dealer, the redemption is settled with the shareholder as an ordinary transaction. If a request for redemption is received before the close of regular trading on the Exchange, shares will be redeemed at the net asset value per share determined on that day, minus any applicable CDSL for C shares. Requests for redemption received after the close of regular trading will be executed on the next trading day. Payment for shares redeemed will normally be made by a Fund to the Distributor or a participating dealer by the third day after the day the redemption request was made, provided that certificates for shares have been delivered in proper form for transfer to the Trust or, if no certificates have been issued, a written request signed by the shareholder has been provided to the Distributor or a participating dealer prior to settlement date.

              Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of Fund shares can be directed to registered representatives of the Distributor or a participating dealer, or to the Manager.

     EXCHANGE PRIVILEGE

              Shareholders who have held Fund shares for at least 30 days may exchange some or all of their A shares or C shares for shares of corresponding classes of any other Heritage Mutual Fund. All exchanges will be based on the respective net asset values of the Heritage Mutual Funds involved. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Heritage Mutual Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (2) a telephone request for such exchange in accordance with the procedures set forth in each Fund's prospectus and below.

              A shares of Government purchased from February 1, 1992 through July 31, 1992, without payment of a sales load may be exchanged into A shares of another Heritage Mutual Fund without payment of any sales load. A shares of Government purchased after July 31, 1992 without a sales load will be subject to a sales load when exchanged into A shares of another Heritage Mutual Fund, unless those shares were acquired through an exchange of other shares that were subject to a sales load.

              Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange. For a discussion of limitation of liability of certain entities, see "Telephone Transactions" above.

              Telephone exchanges can be effected by calling the Manager at 800-421-4184, or by calling a registered representative of the
     Distributor, a participating dealer or participating bank ("Representative"). In the event that a shareholder or his Representative is unable to reach the Manager by telephone, a telephone exchange can be effected by sending a telegram to Heritage Asset Management, Inc., attention: Shareholder Services. Telephone or telegram requests for an exchange received by a Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

     TAXES

              Each Fund is treated as a separate corporation for Federal  income
     tax  purposes.   In order  to continue  to  qualify for  the favorable  tax treatment afforded to a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally consisting of net investment income plus net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, options or futures contracts held for less than three months ("Short-Short Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government

     Securities or the securities of other RICs) of any one issuer.

              Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

              A redemption of Fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any sales load paid on A shares). An exchange of shares of either Fund for shares of the other Fund or any other Heritage Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of shares of a Fund through a redemption or exchange within 90 days after purchase thereof and subsequently reacquires shares of that Fund or acquires shares of another Heritage Mutual Fund without paying a sales load due to the 30-day reinstatement or exchange privilege. In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales load paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if Fund shares are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

              If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

              [As of September 30, 1995, Government had net tax basis capital loss carryforwards of $6,719,571, which may be applied against any realized net capital gains until their expiration dates of September 30, 2001 ($388,071), September 30, 2002 ($3,838,721) and September 30, 2003
     ($2,492,779). In addition, from November 1, 1994 to September 30, 1995, High Yield incurred $1,291,490 of net realized capital losses, which will be deferred and treated as arising on October 1, 1995, in accordance with regulations under the Code.][TO BE UPDATED]

              [PARAGRAPH FOR GOVERNMENT TO BE SUPPLIED]

              The use of hedging instruments, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of the gains and losses each Fund realizes in connection therewith. Gains from options and futures contracts derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts will be subject to the Short-Short Limitation if they are held for less than three months.

              If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. To the extent this treatment is not available, a Fund may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

              High  Yield may  acquire zero  coupon or  other  securities issued with original issue discount ("OID"). As a holder of such securities, High Yield must include in its income the OID that accrues thereon during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, High Yield must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because High Yield annually must distribute substantially all of their investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from High Yield's cash assets or from the proceeds of sales of portfolio securities, if necessary. High Yield may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss). In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce High Yield's ability to sell other securities, options or futures held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

     TRUST INFORMATION

              Management of the Trust

              Trustees and Officers. Trustees and officers are listed with their addresses, principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. ("RJF"), RJA and the Manager.



                                        - 29 -






                                                     Position with                     Principal Occupation
                        Name                           the Trust                      During Past Five Years
                        ----                         -------------                    ----------------------

       Thomas A. James*                                 Trustee           Chairman  of   the  Board  since   1986,  Chief
       880 Carillon Parkway                                               Executive  Officer  since  1969  and  President
       St. Petersburg, FL                                                 from 1972-1986  of RJF; Chairman  of the  Board
       33716                                                              of  RJA since  1969 and  President of  RJA from
                                                                          1972-1990;  Chairman  of  the  Board  of  Eagle
                                                                          Asset  Management,  Inc. ("Eagle")  since  1984
                                                                          and  Chief  Executive  Officer of  Eagle  since
                                                                          July 1994.

       Richard K. Riess*                                Trustee           President  of Eagle,  January 1995  to present,
       880 Carillon Parkway                                               Chief Operating Officer,  July 1988 to present,
       St. Petersburg, FL                                                 Executive  Vice  President, July  1988-December
       33716                                                              1993;  President of Heritage Mutual Funds, June
                                                                          1985-November 1991; President  of the  Manager,
                                                                          June 1985-March 1989; Senior Vice  President of
                                                                          RJA, from August 1987-March 1989;

       Donald W. Burton                                 Trustee           President    of    South    Atlantic    Capital
       614 W. Bay Street                                                  Corporation  (venture  capital)  since  October
       Suite 200                                                          1981.
       Tampa, FL  33606

       C. Andrew Graham                                 Trustee           Vice President of Financial Designs  Ltd. since
       Financial Designs, Ltd.                                            1992; Executive Vice  President of the  Madison
       1775 Sherman Street                                                Group,  Inc., October  1991-1992; Principal  of
       Suite 1900                                                         First Denver  Financial Corporation (investment
       Denver, CO  80203                                                  banking) since 1987; Chairman  of the Board  of
                                                                          Quinoco   Petroleum,  Inc.,   1985-1986;  Chief
                                                                          Executive Officer and Chairman  of the Board of
                                                                          Emcor  Petroleum, Inc. (oil and gas exploration
                                                                          and production), 1977-1985.

       David M. Phillips                                Trustee           Chairman   and  Chief  Executive   Officer  CCC
       World Trade Center                                                 Information  Services, Inc.  since 1994  and of
         Chicago                                                          InfoVest  Corporation (information  services to
       444 Merchandise Mart                                               the insurance and auto industries  and consumer
       Chicago, IL  60654                                                 households) since October 1982.

       Eric Stattin                                     Trustee           Litigation   Consultant   Expert  Witness   and
       2587 Fairway Village                                               private investor since  February 1988; Chairman
         Drive                                                            of the Board, September 1986 to February  1988,
       Park City, UT   84060                                              and President,  June 1985  to February  1988 of
                                                                          Florida Federal  Savings and  Loan Association;
                                                                          Managing Director  of Shearson  Lehman Brothers
                                                                          in Los Angeles, from 1979 to June 1985.



                                        - 30 -






                                                     Position with                     Principal Occupation
                        Name                           the Trust                      During Past Five Years
                        ----                         -------------                    ----------------------

       James L. Pappas                                  Trustee           Dean  of  College  of  Business  Administration
       University of South                                                since  August  1987   and  Lykes  Professor  of
         Florida                                                          Banking  and  Finance  since  August   1986  at
       College of Business                                                University of South  Florida; Academic Dean  of
         Administration                                                   the  Graduate   School  of   Banking,  Madison,
       Tampa, FL  33620                                                   Wisconsin,  since 1983; Professor  of School of
                                                                          Business   Administration   at  University   of
                                                                          Wisconsin,  1968-1986;   Board  Member,  Marine
                                                                          Bank, Dane County, 1983-1986.

       Stephen G. Hill                                 President          Chief  Executive Officer  and President  of the
       880 Carillon Parkway                                               Manager  since April  1989  and Director  since
       St. Petersburg, FL                                                 December  31, 1994; Vice  President, RJA, 1984-
       33716                                                              1989.

       Donald H. Glassman                              Treasurer          Treasurer  of  the   Manager  since  May  1989;
       880 Carillon Parkway                                               Treasurer  of Heritage  Mutual Funds  since May
       St. Petersburg, FL                                                 1989;  Chief Accounting Officer of the Manager,
       33716                                                              1987-1989.

       Clifford J. Alexander                           Secretary          Partner,  Kirkpatrick   &  Lockhart   LLP  (law
       1800 M Street, N.W.                                                firm).
       Washington, DC  20036

       Patricia Schneider                              Assistant          Compliance Administrator of the Manager.
       880 Carillon Parkway                            Secretary
       St. Petersburg, FL
       33716

       Robert J. Zutz                                  Assistant          Partner,  Kirkpatrick   &  Lockhart   LLP  (law
       1800 M Street, N.W.                             Secretary          firm).
       Washington, DC  20036


     * These Trustees are "interested persons" as defined in section 2(a)(19) of the 1940 Act.

              The Trustees and officers as a group own less than 1% of each Fund's shares outstanding. The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

              The Fund currently pays Trustees who are not "interested persons" of the Trust $727 annually and $182 per meeting of the Board of Trustees. Trustees are also reimbursed for any expenses incurred in attending meetings. Because the Manager performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager receives any compensation from the Fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the fiscal year ended October 31, 1995.


                                                              Compensation Table
                                                                                                     Total
                                                                                                  Compensation
                                                            Pension or                           From the Fund
                                        Aggregate           Retirement                          and the Heritage
                                       Compensation      Benefits Accrued        Estimated      Family of Funds
             Name of Person,             From the         as Part of the      Annual Benefits         Paid
                Position                  Fund            Fund's Expenses     Upon Retirement     to Trustees
             ---------------           ------------      -----------------    ---------------   ---------------
       Donald W. Burton, Trustee     $1,776             $0                    $0                $16,000
       C. Andrew Graham, Trustee     $1,776             $0                    $0                $16,000

       David M. Phillips, Trustee    $1,554             $0                    $0                $14,000

       Eric Stattin, Trustee         $1,776             $0                    $0                $16,000
       James L. Pappas, Trustee      $1,776             $0                    $0                $16,000

       Richard K. Riess, Trustee     $0                 $0                    $0                $0
       Thomas A. James, Trustee      $0                 $0                    $0                $0


     Investment Adviser and Administrator; Subadviser

              The Trust's investment adviser and administrator, Heritage Asset Management, Inc., was organized as a Florida corporation in 1985. All the capital stock of the Manager is owned by RJF. RJF is a holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities, limited partnerships, options, investment banking and related fields.

              Under an Investment Advisory and Administration Agreement ("Advisory Agreement") dated January 19, 1990, between the Trust, on behalf of the Funds, and the Manager, and subject to the control and direction of the Trustees, the Manager is responsible for reviewing and establishing investment policies for the Trust as well as administering the Trust's noninvestment affairs. Under a Subadvisory Agreement, dated

     February 1, 1996, the Subadviser, subject to direction by the Manager and Trustees, will provide investment advice and portfolio management services to High Yield for a fee payable by the Manager.

              The Manager is also obligated to furnish the Trust with office space, administrative, and certain other services as well as executive and other personnel necessary for the operation of the Trust. The Manager and its affiliates also pay all the compensation of Trustees of the Trust who are employees of the Manager and its affiliates. Each Fund pays all its other expenses that are not assumed by the Manager. Each Fund also is liable for such nonrecurring expenses as may arise, including litigation to which the Trust may be a party. Each Fund also may have an obligation to indemnify Trustees and officers of the Trust with respect to any such litigation.

              The Advisory Agreement and the Subadvisory Agreement each were approved by the Trustees of the Trust (including all of the Trustees who are not "interested persons" of the Manager or Subadviser) and the shareholders of the applicable Fund, in compliance with the 1940 Act. Each Agreement will continue in force for two years unless its continuance is approved at least annually thereafter by (i) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager, Subadviser or the Trust, and by
     (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of each applicable Fund. The Advisory and Subadvisory Agreements each automatically terminate upon assignment, and each is terminable on not more than 60 days' written notice by the Trust to either party. In addition, the Advisory Agreement may be terminated on not less than 60 days' written notice by the Manager to the Trust and the Subadvisory Agreement may be terminated on not less than 60 days' written notice by the Manager or 90 days' written notice by the Subadviser. Under the terms of the Advisory Agreement, the Manager automatically becomes responsible for the obligations of the Subadviser upon termination of the Subadvisory Agreement. In the event the Manager ceases to be the Manager of the Trust or the Distributor ceases to be principal distributor of each Fund's shares, the right of the Trust to use the identifying name of "Heritage" may be withdrawn.

              The Manager and Subadviser shall not be liable to the Trust or any shareholder for anything done or omitted by them, except acts or omissions involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with the Trust or for any losses that may be sustained in the purchase, holding or sale of any security.

              All  of the officers of the Trust except for Messrs. Alexander and
     Zutz are  officers or directors  of the Manager  or its affiliates.   These
     relationships are described under "Management of the Trust."

              Advisory and Administration Fee. The annual investment advisory fee paid monthly by each Fund to the Manager is based on the applicable Fund's average daily net assets as listed in the prospectus. The Manager has entered into an agreement with the Subadviser wherein the Subadviser will provide investment advice and portfolio management services to High Yield for an annual fee paid by the Manager equal to .30% of High Yield's average daily net assets without regard to any reduction in fees actually paid to the Manager as a result of expense limitations.

              For High Yield, the Manager has voluntarily agreed to waive management fees to the extent that Trust expenses attributable to A shares exceed 1.30% of the average daily net assets or to the extent that Trust expenses attributable to C shares exceed 1.75% of average daily net assets attributable to that class for this fiscal year. To the extent that the Manager waives its fees for one class, it will waive its fees for the other class on a proportionate basis. For the fiscal years ended September 30, 1993, 1994 and 1995 management fees amounted to $135,963,
     $238,964, and  $        , respectively.   For the same periods, the Manager
     waived its fees in the amount of $86,812, $66,556, and $ respectively. For the fiscal years ended September 30, 1993, 1994 and 1995 , the Manager paid subadvisory fees of $55,694, $59,753, and $ respectively for such Fund.

              For Government, the Manager has voluntarily agreed to waive its fees to the extent that Fund expenses attributable to A shares exceed .95% of the average daily net assets or to the extent that Fund expenses attributable to C shares exceed 1.20% of average daily net assets
     attributable  to that class  for this  fiscal year.   For the  fiscal years
     ended September  30,  1993, 1994  and  1995,  management fees  amounted  to
     $444,183,  $324,438 and $           , respectively.   For the same periods,
     the Manager waived its fees in the amount of $142,627, $146,407 and $
      , respectively.

              Class-Specific  Expenses.   Each  Fund may  determine  to allocate
     certain of its expenses (in addition to distribution fees) to the specific classes of the Fund's shares to which those expenses are attributable.

              State Expense Limitations. Certain states have established expense limitations for investment companies whose shares are registered for sale in that state. If a Fund's operating expenses (including the investment advisory fee, but not including distribution fees, brokerage commissions, interest, taxes and extraordinary expenses) exceed these expense limitations, the investment advisory fee paid will be reduced on a monthly basis by the amount of the excess, unless waivers of the expense limitations are obtained by the Trust. If applicable state expense limitations are exceeded, the amount to be reimbursed by the Manager will be limited by the amount of the investment advisory fee and a Fund may have to cease offering its shares for sale in certain states until the expense ratio declines. Any fees waived by the Manager can be recovered by it from the applicable Fund when such recovery would not cause the Fund to exceed its expense limits. The most restrictive current state expense limit is 2.5% of the Fund's first $30 million in assets, 2.0% of the next $70 million in assets and 1.5% of all excess assets.

     Brokerage Practices

              Each Fund's portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. The annualized portfolio turnover for the fiscal year ended September 30, 1994 and 1995 were
     135.05% and        %, respectively,  for High Yield, and 213.53%  and
     %, respectively, for Government.   119.78%.

              The Manager is responsible for the execution of each Fund's portfolio transactions but has delegated that responsibility to the Subadviser for a portion of the Diversified Fund's portfolio transactions. In executing portfolio transactions, both the Manager and the Subadviser must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that the Fund necessarily will be paying the lowest commission or spread available. Rather, each Fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker's or dealer's facilities, and any risk assumed by the executing broker or dealer.

              Consistent with the policy of most favorable price and execution, both the Manager and the Subadviser may give consideration to research, statistical and other services furnished by brokers or dealers. In addition, they may place orders with brokers or dealers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers or dealers, provided that the Manager or Subadviser, as applicable, determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to the Manager and the Subadviser in connection with services to clients other than a Fund.

              Each Fund generally uses the Distributor as broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to the Distributor will not exceed "usual and customary brokerage commissions." Rule 17e-1 under the 1940 Act defines "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

              The Manager and Subadviser may also select other brokers to execute portfolio transactions. In the OTC market, each Fund generally deals with primary market-makers unless a more favorable execution can otherwise be obtained.

              Each Fund  effects its portfolio  transactions in  bonds with bond dealers. Generally, bonds are traded on the OTC market on a "net" basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. The spread includes the dealer's normal profit.

              The Funds may not buy securities from, or sell securities to, the Distributor as principal. However, the Board of Trustees has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby the each Fund may purchase securities that are offered in underwritings in which the Distributor is a participant. The Board of Trustees will consider the possibilities of seeking to recapture for the benefit of each Fund expenses of certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, including the Distributor, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the National Association of Securities Dealers, Inc. and other self-regulatory organizations.

              Section 11(a) of the Securities Exchange Act of 1934, as amended, prohibits the Distributor from executing transactions on an exchange for the Trust except pursuant to the express written consent of the Trust.

     Distribution of Shares

              The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of each Fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. Pursuant to its Distribution Agreement with the Trust with respect to A shares and C shares of each Fund, the Distributor bears the cost of making information about the Trust available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees to dealers for providing personal services to Class A and C shareholders and for maintaining shareholder accounts. Each Fund pays the cost of registering and qualifying their shares under state and federal securities laws and pays its proportionate share for typesetting of its prospectuses and printing and distributing such prospectuses to existing shareholders.

              As compensation for  the services provided  and expenses  borne by the Distributor pursuant to the Distribution Agreement with respect to A shares, each Fund pays the Distributor the sales load described in its prospectus and a 12b-1 fee in accordance with the Class A Plan described below. The fee is accrued daily and paid monthly, and currently is equal on an annual basis of an amount up to 0.35% of average daily net assets of each Fund. For the fiscal year ended September 30, 1995 the Distributor
     received 12b-1 fees in  the amount of $        and $        for  High Yield
     and Government, respectively.

              As compensation for the services provided and expenses borne by the Distributor pursuant to the Distribution Agreement with respect to C shares, the Trust pays the Distributor a 12b-1 fee in accordance with the

     Class C Plan described below. The fee is accrued daily and paid monthly, and currently is equal on an annual basis to 0.80% of average daily net assets for High Yield and 0.60% of average daily net assets for Government. For the fiscal year ended September 30, 1995, the Distributor
     received 12b-1 fees in the amount of $      and $        , respectively.

              In reporting amounts expended under the Plans to the Trustees, the Distributor will allocate expenses attributable to the sale of A shares and C shares to the applicable class based on the ratio of sales of shares of that class to the sales of all the classes of shares of the applicable Fund. The fees paid by one class of shares will not be used to subsidize the sale of any other class of shares.

              The Trust has adopted a Class A Distribution Plan on behalf of each Fund (the "Class A Plan") which, among other things, permits it to pay the Trust's Distributor the above-described fee out of each Fund's net assets to finance activity that is intended to result in the sale and retention of A shares of each such Fund. As required by Rule 12b-1 under the 1940 Act, the Class A Plan was approved by the shareholders of each Fund and the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Agreement (the "Independent Trustees") after determining that there is a reasonable likelihood that each Fund and its Class A shareholders will benefit from the Class A Plan.

              The Trust also has adopted a Class C Distribution Plan (the "Class C Plan") which, among other things, permits it to pay the Distributor the above-described fee out of its net assets to finance activity which is intended to result in the sale and retention of C shares. The Class C Plan was approved by the Board of Trustees, including a majority of the Independent Trustees after determining that there is a reasonable likelihood that the Trust and its Class C shareholders will benefit from the Class C Plan.

              The Class A Plan and the Class C Plan each may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the each Fund. The Trustees review quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Trustees, including a majority of the Independent Trustees cast in person at a meeting called for such purpose. Any change in a Plan that would materially increase the distribution cost to a class of shares of a Fund requires the approval of that class of shareholders.

              The Distribution Agreement may be terminated at any time on 60 days' written notice without payment of any penalty by either party. The Trust may effect such termination by vote of a majority of the outstanding voting securities of the Trust or by vote of a majority of the Independent Trustees. For so long as either the Class A Plan or the Class C Plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.

              The Distribution Agreement and each of the above referenced Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.

              For the fiscal years ended  September 30, 1993, 1994 and 1995  the
     Distributor  received $409,069, $359,240  and $          , respectively, of
     which  it retained  $60,737, $43,306 and  $        , respectively, for High
     Yield, and $0, $0 and $         , respectively, of which it retained $0, $0
     and $ , respectively for Government, as compensation for the sale of these Funds' A shares. For the fiscal period ended September 30, 1995 the
     Distributor received  $       and retained $       for High Yield, and $
        , and retained $ for Government, as compensation for the sale of these Funds' C shares.


     Administration of the Trust

              Administrative, Fund Accounting and Transfer Agent Services. The Manager, subject to the control of the Trustees, will manage, supervise and conduct the administrative and business affairs of the Trust and of each Fund; furnish office space and equipment; oversee the activities of the Subadviser and Custodian; and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. The Manager will also provide certain shareholder servicing activities for customers of the Trust. The Manager is also the fund accountant and transfer and dividend disbursing agent for the Trust. The Trust pays the Manager the Manager's cost plus ten percent for its services as fund accountant and transfer and dividend disbursement agent. For the three fiscal years ended September 30, 1993, 1994 and 1995, the Manager earned
     $43,063, $38,623  and $          ,  respectively, from  Government for  its
     services as transfer  agent.  For the  same three fiscal years  the Manager
     earned $20,560, $26,724 and  $       , respectively from High Yield for its
     services as transfer agent.

              For the period March 1, 1994 (commencement of Manager's engagement as fund accountant) to September 30, 1994, and for the year ended September 30, 1995, the Manager earned approximately $12,569 and $
        ,  respectively,  from   the  Government   for  its  services   as  fund
     accountant.   For the same periods the Manager earned $11,969 and $
     , respectively, from High Yield for its services as fund accountant.

              Custodian.   State Street  Bank and Trust Company,  P.O. Box 1912,
     Boston, Massachusetts 02105, serves as custodian of the Trust's assets and provides portfolio and certain other services.

              Legal Counsel. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036, serves as counsel to the Trust and the Manager. Schifino & Fleischer, P.A., of Tampa, Florida serves as counsel to the Distributor.

              Independent  Accountants.   Coopers  &  Lybrand  L.L.P.,  One Post
     Office Square, Boston, Massachusetts 02109, is the independent accountant for the Trust. The Financial Statements and Financial Highlights of the Trust that appear in this Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., whose report thereon appears elsewhere herein and has been included herein in reliance upon the report of said firm of accountants, which is given upon their authority as experts in accounting and auditing.

     Potential Liability

              Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation or instrument the Trust or its Trustees enter into or sign. In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the share-holder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

                                      APPENDIX
                               COMMERCIAL PAPER RATINGS

     The rating services' descriptions of commercial paper ratings in which the Funds may invest are:

     Description of Moody's Investors Services, Inc. Short-Term Debt Ratings

     Prime-1. Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


     Description of Standard & Poor's Commercial Paper Ratings

     A-1.   This  designation indicates  that  the  degree of  safety  regarding timely payment is strong. Those issues determined to possess extremely strong characteristics are denoted with a plus sign (+) designation.

     A-2.   Capacity  for timely  payment  of issues  with this  designation  is
     satisfactory.   However, the relative  degree of safety  is not as high  as for issues designated A-1.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Income Trust - Diversified Portfolio:

     We have audited the accompanying statement of assets and liabilities of Heritage Income Trust-Diversified Portfolio, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Income Trust-Diversified Portfolio as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



/s/Coopers & Lybrand
Boston, Massachusetts
November 27, 1995

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                          MARKET
                                                                                                           VALUE
                                                                                                        -----------
GOVERNMENT SECTOR--58.6%(A)
REPURCHASE AGREEMENT--8.0%(A)
    Repurchase Agreement with State Street Bank and Trust Company, dated September 29, 1995 @ 6.10%, to be repurchased at $2,451,245 on October 2, 1995, (collateralized by $1,920,000 United States
    Treasury Bonds, 10.375%, due November 15, 2009, with market value of $2,524,983, including interest) (cost $2,450,000). .....................................................................  $ 2,450,000
                                                                                                        -----------

        PRINCIPAL
         AMOUNT                                                                                MATURITY
        --------                                                                                 DATE
                                                                                               --------
U.S. GOVERNMENT AND AGENCY SECURITIES--50.6%(A)
--------------------------------------------
  U.S. TREASURIES--39.3%
  --------------------
       $1,000,000   U.S. Treasury Notes, 6.125%..............................................  05/15/98     1,005,312
        1,000,000   U.S. Treasury Notes, 7.75%...............................................  01/31/00     1,064,685
        1,000,000   U.S. Treasury Notes, 6.125%..............................................  09/30/00     1,002,500
        3,750,000   U.S. Treasury Notes, 7.50%...............................................  02/15/05     4,082,813
        3,250,000   U.S. Treasury Notes, 6.50%...............................................  05/15/05     3,322,108
        1,500,000   U.S. Treasury Bonds, 6.875%..............................................  08/25/25     1,576,406
                                                                                                          -----------
                    Total U.S. Treasuries....................................................              12,053,824
                                                                                                          -----------
  U.S. GOVERNMENT AGENCIES--11.2%
  -----------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION:
    -----------------------------------------
          311,859   REMIC, 1259 J, 6.25%.....................................................  01/15/97       311,541
    FEDERAL NATIONAL MORTGAGE ASSOCIATION:
    --------------------------------------
          128,723   REMIC, 1989-16 C, Principal Only TAC, 5.6%*..............................  03/25/19       126,763
        1,000,000   REMIC, 1991-99 H, PAC, 7.5%..............................................  12/25/20     1,006,250
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:
    ------------------------------------------
        1,000,000   REMIC, 1995-2 E, 8.5%....................................................  07/20/18     1,025,313
          934,309   Pool #385895, 8.5%.......................................................  09/15/24       972,755
                                                                                                          -----------
                    Total U.S. Government Agencies...........................................               3,442,622
                                                                                                          -----------
                    Total U.S. Government and Agency Securities (cost $15,121,443)...........              15,496,446
                                                                                                          -----------
CORPORATE BONDS--43.1%(A)
------------------------
  ADVERTISING/COMMUNICATIONS--1.4%
  --------------------------------
          400,000   Katz Corporation, 12.75%.................................................  11/15/02       438,000
                                                                                                          -----------
  AUTO PARTS/EQUIPMENT--0.6%
  ---------------------------
          200,000   Venture Holdings Trust, 9.75%............................................  04/01/04       172,000
                                                                                                          -----------
  BEVERAGES--1.6%
  ----------------
          500,000   Royal Crown Corporation, 9.75%...........................................  08/01/00       485,000
                                                                                                          -----------
  BROADCASTING--1.6%
  -------------------
          500,000   Storer Communications, 10%...............................................  05/15/03       498,750
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL
         AMOUNT                                                                                MATURITY     MARKET
        --------                                                                                 DATE        VALUE
                                                                                               --------   -----------
  BUILDING--1.4%
  ---------------
         $500,000   Oriole Homes Corporation, 12.5%..........................................  01/15/03   $   430,000
                                                                                                          -----------
  CONTAINERS--3.6%
  -----------------
          550,000   Owens-Illinois, Inc., 10.5%..............................................  06/15/02       573,375
          500,000   Riverwood International Corporation, 11.25%..............................  06/15/02       541,875
                                                                                                          -----------
                                                                                                            1,115,250
                                                                                                          -----------
  ELECTRONICS/ELECTRIC--4.4%
  -------------------------
          700,000   Harman International Industries, Inc., 12%...............................  08/01/02       770,000
          550,000   MagneTek, Inc., 10.75%...................................................  11/15/98       580,938
                                                                                                          -----------
                                                                                                            1,350,938
                                                                                                          -----------
  FINANCE--1.8%
  --------------
          550,000   Scotsman Group, Inc., 9.5%...............................................  12/15/00       539,000
                                                                                                          -----------
  FOODS--1.5%
  -------------
          500,000   Specialty Foods Acquisition Corporation, 10.25%..........................  08/15/01       472,500
                                                                                                          -----------
  HEALTH CARE CENTERS--5.2%
  -------------------------
          250,000   OrNda HealthCorp, 11.375%................................................  08/15/04       279,375
          250,000   OrNda HealthCorp, 12.25%.................................................  05/15/02       277,500
          500,000   Paracelsus Healthcare, Inc., 9.875%......................................  10/15/03       503,750
          500,000   Tenet Healthcare Corporation, 10.125%....................................  03/01/05       529,375
                                                                                                          -----------
                                                                                                            1,590,000
                                                                                                          -----------
  HOTELS/MOTELS/INNS--2.0%
  -------------------------
          500,000   La Quinta Inns, Inc., 9.25%..............................................  05/15/03       517,500
          100,000   Prime Hospitality Corporation, 7%(c).....................................  04/15/02       107,000
                                                                                                          -----------
                                                                                                              624,500
                                                                                                          -----------
  JEWELRY, SILVERWARE, TIMEPIECES, CHINA--2.2%
  -----------------------------------------
        1,000,000   Finlay Enterprises, Inc., 0% to 5/1/98, 12% to maturity..................  05/01/05       675,000
                                                                                                          -----------
  LAND DEVELOPMENT/REAL ESTATE--0.7%
  -----------------------------------
          250,000   Alexander Haagen Properties, Inc., 7.5%(c)...............................  01/15/01       208,125
                                                                                                          -----------
  LEISURE/AMUSEMENT--1.6%
  -------------------------
          500,000   Selmer Company, Inc., 11.0%..............................................  05/15/05       487,500
                                                                                                          -----------
  MEDICAL EQUIPMENT/SUPPLY--2.4%
  -------------------------------
          250,000   Amsco International Corporation, 4.5% to 10/15/95, 6.5% to maturity(c)...  10/15/02       237,500
          500,000   Wright Medical Technology, 10.75%, Series "B"............................  07/01/00       502,500
                                                                                                          -----------
                                                                                                              740,000
                                                                                                          -----------
  OIL & GAS--3.7%
  ----------------
          600,000   Global Marine, Inc., 12.75%..............................................  12/15/99       663,000
          475,000   Tuboscope Vetco International, Inc., 10.75%..............................  04/15/03       475,000
                                                                                                          -----------
                                                                                                            1,138,000
                                                                                                          -----------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
                                  (CONTINUED)
--------------------------------------------------------------------------------

        PRINCIPAL
         AMOUNT                                                                                MATURITY     MARKET
        --------                                                                                 DATE        VALUE
                                                                                               --------   -----------
  RETAIL--4.0%
  -------------
         $750,000   Big 5 Holdings Corporation, 13.625%......................................  09/15/02   $   735,000
          500,000   Comp USA, Inc., 9.5%.....................................................  06/15/00       498,750
                                                                                                          -----------
                                                                                                            1,233,750
                                                                                                          -----------
  TELECOMMUNICATIONS--3.3%
  -------------------------
          250,000   Centennial Cellular Corporation, 10.125%.................................  05/15/05       252,188
        1,000,000   Comcast Cellular Corporation, Series "A", Zero Coupon Bond, 11.7%*.......  03/05/00       761,250
                                                                                                          -----------
                                                                                                            1,013,438
                                                                                                          -----------
                    Total corporate bonds (cost $12,997,741).................................              13,211,751
                                                                                                          -----------
WARRANTS--0.1%(A)
--------------
            UNITS
             ----
  MEDICAL EQUIPMENT/SUPPLIES
  ---------------------------
              206   Wright Medical Technology................................................                  33,970
                                                                                                          -----------
                    Total Warrants (cost $40)................................................                  33,970
                                                                                                          -----------
TOTAL INVESTMENT PORTFOLIO (cost $30,569,224)(b), 101.8%(a)..................................              31,192,167
OTHER ASSETS AND LIABILITIES, NET, (1.8%)(a).................................................                (545,500)
                                                                                                          -----------
NET ASSETS, 100.0%...........................................................................             $30,646,667
                                                                                                           ==========

---------------
 *  Yield to Maturity (unaudited)
(a) Percentages indicated are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is $30,571,490. Market value includes net unrealized appreciation of $620,677, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $830,205 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $209,528.
(c) Convertible security.

PAC-Planned Amortization Class
REMIC-Real Estate Mortgage Investment Conduit
TAC-Targeted Amortization Class

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $28,119,224) (Note 1)......................                 $28,742,167
Repurchase agreement (identified cost $2,450,000) (Note 1)...............................                   2,450,000
Cash.....................................................................................                         774
Receivables:
  Interest...............................................................................                     527,494
  Fund shares sold.......................................................................                      30,710
Deferred state registration expenses (Note 1)............................................                      10,373
Prepaid insurance........................................................................                       2,434
                                                                                                          -----------
        Total assets.....................................................................                  31,763,952
Liabilities
Payables (Note 4):
  Investments purchased..................................................................  $1,002,500
  Fund shares redeemed...................................................................       3,498
  Accrued professional fees..............................................................      25,533
  Accrued management fee.................................................................      42,420
  Accrued distribution fee...............................................................       8,949
  Other accrued expenses.................................................................      34,385
                                                                                           ----------
        Total liabilities................................................................                   1,117,285
                                                                                                          -----------
Net assets, at market value..............................................................                 $30,646,667
                                                                                                           ==========
Net Assets
Net assets consist of:
  Undistributed net investment income (Note 1)...........................................                 $    93,090
  Net unrealized appreciation on investments.............................................                     622,943
  Accumulated net realized loss (Note 1).................................................                  (2,407,214)
  Paid-in capital........................................................................                  32,337,848
                                                                                                          -----------
Net assets, at market value..............................................................                 $30,646,667
                                                                                                           ==========
Class A Shares
Net asset value and redemption price per share ($30,004,403 divided by 3,018,826 shares
  of beneficial interest outstanding, no par value) (Note 2).............................                      $ 9.94
                                                                                                                =====
Maximum offering price per share (100/96.25 of $9.94)....................................                      $10.33
                                                                                                                =====
Class C Shares
Net assets value, offering price and redemption price per share ($642,264 divided by
  64,783 shares of beneficial interest outstanding, no par value) (Notes 1 and 2)........                      $ 9.91
                                                                                                                =====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

Investment Income
Interest...................................................................................               $ 2,783,575
Expenses (Notes 1 and 4):
  Management fee...........................................................................  $194,363
  Distribution fee.........................................................................   113,666
  Custodian/Fund accounting fees...........................................................    41,821
  Professional fees........................................................................    38,699
  Shareholder servicing fees...............................................................    28,181
  Amortization of state registration expenses..............................................    30,176
  Reports to shareholders..................................................................    21,065
  Amortization of organization expenses....................................................     4,167
  Trustees' fees and expenses..............................................................     9,800
  Insurance................................................................................     4,971
  Other....................................................................................     1,966
                                                                                             --------
    Total expenses before waiver...........................................................   488,875
    Fees waived by Manager (Note 4)........................................................   (83,663)        405,212
                                                                                             --------     -----------
Net investment income......................................................................                 2,378,363
                                                                                                          -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions.............................................                (1,106,214)
Net increase in unrealized appreciation of investments during the year.....................                 2,100,137
                                                                                                          -----------
        Net gain on investments............................................................                   993,923
                                                                                                          -----------
Net increase in net assets resulting from operations.......................................               $ 3,372,286
                                                                                                           ==========

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       FOR THE YEARS ENDED
                                                                           -------------------------------------------
                                                                           SEPTEMBER 30, 1995       SEPTEMBER 30, 1994
                                                                           ------------------       ------------------
Decrease in net assets:
Operations:
  Net investment income..................................................     $  2,378,363             $  2,692,274
  Net realized loss from investment transactions.........................       (1,106,214)              (1,014,329)
  Net increase (decrease) in unrealized appreciation of investments
    during the year......................................................        2,100,137               (2,338,323)
                                                                           ------------------       ------------------
  Net increase (decrease) in net assets resulting from operations........        3,372,286                 (660,378)
Distributions to shareholders from:
  Net investment income, Class A Shares ($.74 and $.71 per share,
    respectively)........................................................       (2,484,241)              (2,770,014)
  Net investment income, Class C Shares ($.30 per share).................          (10,482)                      --
  Net realized gains, Class A Shares ($.07 per share)....................               --                 (270,959)
  Distribution in excess of net realized gains, Class A Shares ($.07 per
    share)...............................................................               --                 (277,151)
Decrease in net assets from Fund share transactions (Note 2).............       (6,054,028)              (2,402,711)
                                                                           ------------------       ------------------
Decrease in net assets...................................................       (5,176,465)              (6,381,213)
Net assets, beginning of the year........................................       35,823,132               42,204,345
                                                                           ------------------       ------------------
Net assets, end of the year (including undistributed net investment
  income of $93,090 and $199,940, respectively)..........................     $ 30,646,667             $ 35,823,132
                                                                           =================        =================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                            CLASS A SHARES
                                                          ---------------------------------------------------
                                                                                                                  CLASS C
                                                              FOR THE YEARS ENDED SEPTEMBER 30,                   SHARES
                                                          ------------------------------------------              -------
                                                           1995     1994     1993     1992     1991    1990+      1995++
                                                          ------   ------   ------   ------   ------   ------     -------
NET ASSET VALUE, BEGINNING OF THE PERIOD................  $ 9.65   $10.65   $10.82   $10.29   $ 9.29   $9.60      $ 9.62
                                                          ------   ------   ------   ------   ------   ------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)..............................    0.72     0.69     0.81     0.83     0.87    0.43        0.31
  Net realized and unrealized gain (loss) on
    investments.........................................    0.31    (0.84)    0.07     0.59     1.00   (0.34 )      0.28
                                                          ------   ------   ------   ------   ------   ------     -------
  Total from Investment Operations......................    1.03    (0.15)    0.88     1.42     1.87    0.09        0.59
                                                          ------   ------   ------   ------   ------   ------     -------
LESS DISTRIBUTIONS:
  Dividends from net investment income..................   (0.74)   (0.71)   (0.83)   (0.85)   (0.87)  (0.36 )     (0.30 )
  Distributions from net realized gains.................      --    (0.07)   (0.22)   (0.04)      --   (0.04 )        --
  Distribution in excess of net realized gains..........      --    (0.07)      --       --       --      --          --
                                                          ------   ------   ------   ------   ------   ------     -------
  Total Distributions...................................   (0.74)   (0.85)   (1.05)   (0.89)   (0.87)  (0.40 )     (0.30 )
                                                          ------   ------   ------   ------   ------   ------     -------
NET ASSET VALUE, END OF THE PERIOD......................  $ 9.94   $ 9.65   $10.65   $10.82   $10.29   $9.29      $ 9.91
                                                          ======   ======   ======   ======   ======   =======    =========
TOTAL RETURN (%)(D).....................................   11.23    (1.59)    8.57    14.35    21.19    0.91 (c)    6.18 (c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average daily net
    assets(a)...........................................    1.25     1.25     1.19     0.96     1.31    1.35 (b)    1.70 (b)
  Net investment income to average daily net assets.....    7.35     6.76     7.57     8.11     9.10    8.97 (b)    6.67 (b)
  Portfolio turnover rate...............................     109      135      150       71      119      39 (b)     109
  Net assets, end of the period ($ millions)............      30       36       42       32       15      10         0.6

---------------
 + For the period March 1, 1990 (commencement of operations) to September 30, 1990.
++ For the period April 3, 1995 (commencement of Class C Shares) to September 30, 1995.
(a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.03, $.02, $.02, $.05, $.07 and $.08 per Class A Share,
    respectively. The operating expense ratios including such items would be 1.51%, 1.42%, 1.43%, 1.60%, 2.17% and 3.00% (annualized) for Class A Shares, respectively. Excludes management fees waived by the Manager in the amount of $0.03 per Class C Share. The operating expense ratio including such items would be 1.96% (annualized) for Class C Shares.
(b) Annualized.
(c) Not annualized.
(d) Does not reflect the imposition of a sales charge.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of three separate investment portfolios, the Diversified Portfolio (the "Fund"), the Limited Maturity Government Portfolio and the Institutional Government Portfolio. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The policies described below are followed consistently by the Fund in the preparation of financial statements for the Fund in conformity with generally accepted accounting principles. Financial statements for the Limited Maturity Government Portfolio and the Institutional Government Portfolio are presented separately.

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in the interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes. As of September 30, 1995, the Fund had a net tax basis capital loss carryforward of $1,402,142, which may be applied against any realized net taxable gains until its expiration date of September 30, 2003. From November 1, 1994 to September 30, 1995, the Fund incurred $1,002,808 of net realized capital losses, which will be deferred and treated as arising on October 1, 1995, in accordance with regulations under the Internal Revenue Code.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Expenses: The Fund is charged for those expenses that are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the Portfolios. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Organization Expenses: Expenses incurred in connection with the formation of the Trust were deferred equally between the Portfolios and amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of Class A or Class C Shares of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums/original issue discounts are amortized/accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At September 30, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized.

    Transactions in Class A Shares of the Fund during the years ended September 30, 1995 and 1994 were as follows:

                                                                                     FOR THE YEARS ENDED
                                                                   -------------------------------------------------------
                                                                      SEPTEMBER 30, 1995            SEPTEMBER 30, 1994
                                                                   -------------------------     -------------------------
                             CLASS A SHARES                          SHARES        AMOUNT          SHARES        AMOUNT
        ---------------------------------------------------------  ----------   ------------     ----------   ------------
        Shares sold..............................................     189,017   $  1,831,973        601,368   $  6,198,262
        Shares issued on reinvestment of distributions...........     194,940      1,881,075        250,301      2,562,687
        Shares redeemed..........................................  (1,079,005)   (10,410,508)    (1,099,200)   (11,163,660)
                                                                   ----------   ------------     ----------   ------------
        Net decrease.............................................    (695,048)  $ (6,697,460)      (247,531)  $ (2,402,711)
                                                                                 ===========                   ===========
        Shares outstanding:
          Beginning of the year..................................   3,713,874                     3,961,405
                                                                   ----------                    ----------
          End of the year........................................   3,018,826                     3,713,874
                                                                    =========                     =========

   Transactions for Class C Shares of the Fund from April 3, 1995 (commencement of Class C Shares) to September 30, 1995 were as follows:

                                 CLASS C SHARES                           SHARES    AMOUNT
        ----------------------------------------------------------------  ------   --------
        Shares sold.....................................................  64,725   $642,880
        Shares issued on reinvestment of distributions..................     582      5,752
        Shares redeemed.................................................    (524)    (5,200)
                                                                           -----    -------
        Net increase....................................................  64,783   $643,432
                                                                                    -------
                                                                                    -------
        Shares outstanding:
          Beginning of period...........................................      --
                                                                           -----
          End of period.................................................  64,783
                                                                           -----
                                                                           -----

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1995, purchases, sales and paydowns of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

            U.S. GOVERNMENT SECURITIES                                   OTHER
---------------------------------------------------         -------------------------------
 PURCHASES             SALES             PAYDOWNS            PURCHASES             SALES
-----------         -----------         -----------         -----------         -----------
$27,900,236         $30,074,393         $   713,931         $ 4,763,905         $ 8,175,225

Note 4: MANAGEMENT, SUBADVISORY, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annualized rate of 0.60% of the first $100,000,000 of the Fund's average daily net assets, and 0.50% of any excess over $100,000,000 of such net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. From inception of the Fund, the Manager has reduced its investment advisory fees and reimbursed the Fund to the extent that operating expenses have exceeded amounts ranging from .85% to 1.35% of average daily net assets. Effective April 1, 1993, the Manager voluntarily agreed to waive its fee and, if necessary, reimburse the Fund to the extent that the Fund operating expenses exceed 1.25% for Class A Shares (1.70% for Class C Shares effective April 3,
        1995), on an annual basis, of the Fund's average daily net assets attributable to each class of shares. This agreement is more restrictive than any state expense limitation. Under the agreement, management fees of $83,663 ($0.03 per share for each class) were waived in the year ended September 30, 1995. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending September 30, 1997, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fee waived ($66,556) in the prior year ended September 30, 1994, if total Fund expenses fall below the annual expense limitation before the end of the year ending September 30, 1996.

--------------------------------------------------------------------------------
                  HERITAGE INCOME TRUST-DIVERSIFIED PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        The Manager has entered into an agreement with Eagle Asset Management, Inc. (the "Subadviser") for the Subadviser to provide to the Fund investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager equal to 25% of the fees payable by the Fund to the Manager without regard to any reduction due to the imposition of expense limitations.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of September 30, 1995 was $7,050. In addition, the Manager performs Fund accounting services and charged $28,242 during the current year of which $6,900 was payable as of September 30, 1995.

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee equal to .35% of the average daily net assets for Class A Shares purchased on or before March 31, 1995. The Fund paid the Distributor a fee equal to .25% for Class A Shares purchased after March 31, 1995. Under the Class C Distribution Plan, the Fund paid the Distributor a fee equal to .80% of the average daily net assets for Class C Shares. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the period $112,311 and $1,355 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Capital Appreciation Trust, Heritage Series Trust and Heritage U.S. Government Income Fund, mutual funds which are also advised by the Manager of the Fund (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Heritage Income Trust-Limited Maturity Government Portfolio:

     We have audited the accompanying statement of assets and liabilities of Heritage Income Trust-Limited Maturity Government Portfolio, including the investment portfolio, as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Income Trust-Limited Maturity Government Portfolio as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



/s/Coopers & Lybrand
Boston, Massachusetts
November 27, 1995

--------------------------------------------------------------------------------
          HERITAGE INCOME TRUST-LIMITED MATURITY GOVERNMENT PORTFOLIO
                              INVESTMENT PORTFOLIO
                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                                                                                                           MARKET
                             REPURCHASE AGREEMENT--2.3%(A)                                                  VALUE
----------------------------------------------------------------------------------------                 -----------
    Repurchase Agreement with State Street Bank and Trust Company, dated September 29, 1995, @
    6.10%, to be repurchased at $565,287 on October 2, 1995, collateralized by $445,000 United
    States Treasury Bonds, 10.375% due November 15, 2009 (market value $585,217 including accrued
    interest) (cost $565,000).......................................................................     $   565,000
                                                                                                         -----------

    PRINCIPAL                                                                                    MATURITY
      AMOUNT                                                                                       DATE
                                                                                                ----------
U.S. GOVERNMENT AND AGENCY SECURITIES--96.4%(A)
 U.S. TREASURIES--91.9%
        $5,000,000    U.S. Treasury Notes, 7.5%..............................................
                                                                                                  01/31/97        5,107,810
         1,500,000    U.S. Treasury Notes, 5.625%............................................
                                                                                                  06/30/97        1,494,843
         2,000,000    U.S. Treasury Notes, 6.5%..............................................
                                                                                                  08/15/97        2,021,250
           750,000    U.S. Treasury Notes, 7.375%............................................
                                                                                                  11/15/97          771,328
         6,500,000    U.S. Treasury Notes, 6.125%............................................
                                                                                                  05/15/98        6,534,528
         1,000,000    U.S. Treasury Notes, 7.0%..............................................
                                                                                                  04/15/99        1,032,500
         2,500,000    U.S. Treasury Notes, 6.875%............................................
                                                                                                  08/31/99        2,575,000
         1,500,000    U.S. Treasury Notes, 6.125%............................................
                                                                                                  07/31/00        1,505,625
         1,500,000    U.S. Treasury Notes, 6.25%.............................................
                                                                                                  08/31/00        1,513,593
                                                                                                                -----------
                      Total U.S. Treasuries..................................................                    22,556,477
                                                                                                                -----------
 U.S. GOVERNMENT AGENCIES--4.5%
   FEDERAL HOME LOAN MORTGAGE CORPORATION:
           664,652    REMIC, 7.0%, 1164 F PAC................................................
                                                                                                  03/15/05          667,357
            81,869    REMIC, 10.0%, 16 C TAC.................................................
                                                                                                  02/15/13           84,130
           271,609    REMIC, 6.5%, 1177 GC PAC...............................................
                                                                                                  06/15/17          270,965
   FEDERAL NATIONAL MORTGAGE ASSOCIATION:
            85,815    REMIC, 1989-16 C, Principal Only TAC, 5.63%*...........................
                                                                                                  03/25/19           84,508
                                                                                                                -----------
                      Total U.S. Government Agencies.........................................                     1,106,960
                                                                                                                -----------
                      Total U.S. Government and Agency Securities (cost $23,413,567).........                    23,663,437
                                                                                                                -----------
TOTAL INVESTMENT PORTFOLIO (COST $23,978,567)(B) 98.7%(A)....................................                    24,228,437
OTHER ASSETS AND LIABILITIES, NET, 1.3%(A)...................................................                       337,565
                                                                                                                -----------
NET ASSETS, 100.0%...........................................................................                   $24,566,002
                                                                                                                ===========

-------------------
  * Yield to maturity (unaudited)
(a) Percentages are based on net assets.
(b) The aggregate identified cost for federal income tax purposes is the same. Market value includes net unrealized appreciation of $249,870, which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $256,766 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $6,896.

PAC-Planned Amortization Class
REMIC-Real Estate Mortgage Investment Conduit
TAC-Targeted Amortization Class

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE INCOME TRUST-LIMITED MATURITY GOVERNMENT PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

Assets
Investments, at market value (identified cost $23,413,567) (Note 1).......................               $ 23,663,437
Repurchase agreement (identified cost $565,000) (Note 1)..................................                    565,000
Cash......................................................................................                      2,186
Receivables:
  Interest................................................................................                    349,464
  From Manager............................................................................                     15,921
  Fund shares sold........................................................................                     23,100
Deferred state registration expenses (Note 1).............................................                     11,479
Prepaid insurance.........................................................................                      2,434
                                                                                                         ------------
        Total assets......................................................................                 24,633,021
Liabilities
Payables (Note 4):
  Fund shares redeemed....................................................................  $ 13,272
  Accrued professional fees...............................................................    24,733
  Accrued distribution fee................................................................     7,016
  Other accrued expenses..................................................................    21,998
                                                                                            --------
        Total liabilities.................................................................                     67,019
                                                                                                         ------------
Net assets, at market value...............................................................               $ 24,566,002
                                                                                                          ===========
Net Assets
Net assets consist of:
  Undistributed net investment income (Note 1)............................................               $    721,566
  Net unrealized appreciation on investments..............................................                    249,870
  Accumulated net realized loss (Note 1)..................................................                 (7,327,485)
  Paid-in capital.........................................................................                 30,922,051
                                                                                                         ------------
Net assets, at market value...............................................................               $ 24,566,002
                                                                                                          ===========
Class A Shares
Net asset value and redemption price per share ($24,499,439 divided by 2,636,948 shares of
  beneficial interest outstanding, no par value) (Note 2).................................                      $9.29
                                                                                                                 ====
Maximum offering price per share (100/96.25 of $9.29).....................................                      $9.65
                                                                                                                 ====
Class C Shares
Net asset value, offering price and redemption price per share ($66,563 divided by 7,181
  shares of beneficial interest outstanding, no par value) (Notes 1 and 2)................                      $9.27
                                                                                                                 ====

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE INCOME TRUST-LIMITED MATURITY GOVERNMENT PORTFOLIO
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1995
--------------------------------------------------------------------------------

                                    Investment Income
------------------------------------------------------------------------------------------
Income:
  Interest................................................................................                $ 1,892,860
Expenses (Notes 1 and 4):
  Management fee..........................................................................  $ 146,658
  Distribution fee........................................................................    102,354
  Professional fees.......................................................................     40,949
  Custodian/Fund accounting fees..........................................................     38,862
  Amortization of state registration expenses.............................................     31,925
  Shareholder servicing fees..............................................................     29,973
  Reports to shareholders.................................................................     18,404
  Trustees' fees and expenses.............................................................      9,725
  Insurance...............................................................................      4,971
  Amortization of organization expenses...................................................      4,167
  Other...................................................................................      2,239
                                                                                            ---------
    Total expenses before waiver and reimbursement........................................    430,227
    Fees waived by Manager (Note 4).......................................................   (146,658)
    Reimbursement from Manager............................................................     (5,225)        278,344
                                                                                            ---------     -----------
Net investment income.....................................................................                  1,614,516
                                                                                                          -----------
Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investment transactions............................................                   (712,069)
Net increase in unrealized appreciation of investments during the year....................                  1,324,202
                                                                                                          -----------
        Net gain on investments...........................................................                    612,133
                                                                                                          -----------
Net increase in net assets resulting from operations......................................                $ 2,226,649
                                                                                                           ==========

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         FOR THE YEARS ENDED
                                                                               ---------------------------------------
                                                                               SEPTEMBER 30, 1995   SEPTEMBER 30, 1994
                                                                               ------------------   ------------------
Decrease in net assets:
Operations:
  Net investment income........................................................    $  1,614,516        $  2,985,426
  Net realized loss from investment transactions...............................        (712,069)         (2,506,763)
  Net increase (decrease) in unrealized appreciation of investments during the
    year.......................................................................       1,324,202            (132,920)
                                                                               ------------------   ------------------
  Net increase in net assets resulting from operations.........................       2,226,649             345,743
Distributions to shareholders from:
  Net investment income, Class A Shares ($0.55 and $0.37 per share,
    respectively)..............................................................      (1,803,106)         (2,604,342)
  Net investment income, Class C Shares ($0.22 per share)......................            (702)                 --
Decrease in net assets from Fund share transactions (Note 2)...................     (16,931,280)        (58,333,599)
                                                                               ------------------   ------------------
Decrease in net assets.........................................................     (16,508,439)        (60,592,198)
Net assets, beginning of year..................................................      41,074,441         101,666,639
                                                                               ------------------   ------------------
Net assets, end of year (including undistributed net investment income of
  $721,566 and $909,583, respectively).........................................    $ 24,566,002        $ 41,074,441
                                                                               =================    =================

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
          HERITAGE INCOME TRUST-LIMITED MATURITY GOVERNMENT PORTFOLIO
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                              CLASS A SHARES
                                  -----------------------------------------------------------------------
                                                                                                                CLASS C
                                              FOR THE YEARS ENDED SEPTEMBER 30,                                 SHARES
                                  ----------------------------------------------------------                    -------
                                   1995        1994*         1993         1992         1991        1990 +       1995 ++
                                  ------       ------       ------       ------       ------       ------       -------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $ 9.10       $ 9.44       $ 9.84       $10.00       $ 9.49       $9.60        $ 9.05
                                  ------       ------       ------       ------       ------       ------       -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income(a)......    0.62         0.43         0.59         0.52         0.67        0.32          0.21
  Net realized and unrealized
    gain (loss) on
    investments.................    0.12        (0.40)       (0.44)        0.10         0.49       (0.12)         0.23
                                  ------       ------       ------       ------       ------       ------       -------
  Total from Investment
    Operations..................    0.74         0.03         0.15         0.62         1.16        0.20          0.44
                                  ------       ------       ------       ------       ------       ------       -------
LESS DISTRIBUTIONS:
  Dividends from net investment
    income......................   (0.55)       (0.37)       (0.52)       (0.55)       (0.65)      (0.27)       (0.22)
  Distributions from net
    realized gains..............      --           --        (0.03)       (0.23)          --       (0.04)           --
                                  ------       ------       ------       ------       ------       ------       -------
  Total Distributions...........   (0.55)       (0.37)       (0.55)       (0.78)       (0.65)      (0.31)        (0.22)
                                  ------       ------       ------       ------       ------       ------       -------
NET ASSET VALUE, END OF THE
  PERIOD........................  $ 9.29       $ 9.10       $ 9.44       $ 9.84       $10.00       $9.49        $ 9.27
                                  ======       ======       ======       ======       ======       ======       =======
TOTAL RETURN (%)(D).............    8.47          .36         1.58         6.47        12.64        2.11 (c)      4.90 (c)
RATIOS (%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to
    average daily net
    assets(a)...................    0.95         0.95         0.91         0.78         1.07        1.10 (b)      1.20 (b)
  Net investment income to
    average daily net assets....    5.50         4.60         5.99         5.66         6.87        7.04 (b)      5.19 (b)
  Portfolio turnover rate.......     162          214          150          123          202          76 (b)       162
  Net assets, end of the period
    ($ millions)................      24           41          102          111            5           4          0.07

---------------

   * Per share amounts have been calculated using the monthly average share method, which more appropriately presents per share data for the year since use of the undistributed income method does not correspond with results of operations.
   + For the period March 1, 1990 (commencement of operations) to September 30,
     1990.
  ++ For the period April 3, 1995 (commencement of Class C Shares) to September
     30, 1995.
 (a) Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06, $.03, $.01, $.02, $.24 and $.22 per Class A Share,
     respectively. The operating expense ratios including such items would be 1.47%, 1.18%, 1.03%, 1.23%, 3.58% and 5.88% (annualized) for Class A
     Shares, respectively. Excludes management fees waived and expenses reimbursed by the Manager in the amount of $.06 per Class C Share. The operating expense ratio including such items would be 1.72% (annualized) for Class C Shares.
 (b) Annualized.
 (c) Not annualized.
 (d) Does not reflect the imposition of a sales charge.

--------------------------------------------------------------------------------
          HERITAGE INCOME TRUST-LIMITED MATURITY GOVERNMENT PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1: SIGNIFICANT ACCOUNTING POLICIES. Heritage Income Trust (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of three separate investment portfolios, the Limited Maturity Government Portfolio (the "Fund"), the Diversified Portfolio and the Institutional Government Portfolio. The Fund currently issues Class A and Class C Shares. Class A Shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. Class C Shares, which were offered to shareholders beginning April 3, 1995, are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions within one year after purchase. The policies described below are followed consistently by the Fund in the preparation of financial statements for the Fund in conformity with generally accepted accounting principles. Financial statements for the Diversified Portfolio and the Institutional Government Portfolio are presented separately.

        Security Valuation: The Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price and in the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market, are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at cost, which when combined with accrued interest included in interest receivable or discount earned, approximates market.

        Repurchase Agreements: The Fund enters into repurchase agreements whereby the Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price.

        Federal Income Taxes: The Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes. As of September 30, 1995, the Fund has net tax basis capital loss carry forwards of $6,719,571, which may be applied against any realized net taxable gains until their expiration dates of September 30, 2001 ($388,071), September 30, 2002 ($3,838,721) and
        September 30, 2003 ($2,492,779). In addition, from November 1, 1994 to September 30, 1995, the Fund incurred $607,914 of net realized capital losses, which will be deferred and treated as arising on October 1, 1995 in accordance with regulations under the Internal Revenue Code.

        Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for the Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to the Fund, will be distributed to shareholders in the following fiscal year. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

        Expenses: The Fund is charged for those expenses which are directly attributable to it, such as management fee, custodian/fund accounting fees, distribution fee, etc., while other expenses such as professional fees, insurance expense, etc., are allocated proportionately among the Portfolios. Expenses of the Fund are allocated to each class of shares based upon their relative percentage of current net assets. All expenses that are directly attributable to a specific class of shares, such as distribution fees, are allocated to that class.

        State Registration Expenses: State registration fees are amortized based either on the time period covered by the registration or as related shares are sold, whichever is appropriate for each state.

        Organization Expenses: Expenses incurred in connection with the formation of the Trust were deferred equally between the Portfolios and amortized on a straight-line basis over 60 months from the date of commencement of operations.

        Capital Accounts: The Fund reports the undistributed net investment income and accumulated net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting the net asset value of Class A or Class C Shares of the Fund.

        Other: Investment security transactions are accounted for on a trade date plus one basis. Distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All premiums/original issue discounts are amortized/accreted for both federal income tax and financial reporting purposes.

--------------------------------------------------------------------------------
          HERITAGE INCOME TRUST-LIMITED MATURITY GOVERNMENT PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

Note 2: FUND SHARES. At September 30, 1995, there was an unlimited number of shares of beneficial interest of no par value authorized.

        Transactions in Class A Shares of the Fund during the years ended September 30, 1995 and 1994, were as follows:

                                                                                   FOR THE YEARS ENDED
                                                               -----------------------------------------------------------
                                                                   SEPTEMBER 30, 1995              SEPTEMBER 30, 1994
                                                               ---------------------------     ---------------------------
                                                                 SHARES          AMOUNT          SHARES          AMOUNT
                                                               ----------     ------------     ----------     ------------
        Class A Shares
        Shares sold..........................................     261,509     $  2,378,159      1,328,760     $ 12,386,246
        Shares issued on reinvestment of distributions.......     174,641        1,583,746        254,068        2,360,924
        Shares redeemed......................................  (2,312,072)     (20,959,770)    (7,843,995)     (73,080,769)
                                                               ----------     ------------     ----------     ------------
        Net decrease.........................................  (1,875,922)    $(16,997,865)    (6,261,167)    $(58,333,599)
                                                                               ===========                     ===========
        Shares outstanding:
          Beginning of the year..............................   4,512,870                      10,774,037
                                                               ----------                      ----------
          End of the year....................................   2,636,948                       4,512,870
                                                                =========                       =========

       Transactions for Class C Shares of the Fund from April 3, 1995 (commencement of Class C Shares) to September 30, 1995 were as follows:

                                                                      SHARES    AMOUNT
                                                                      -----     -------
        Class C Shares
        Shares sold.................................................  7,432     $68,909
        Shares issued on reinvestment of distributions..............     76         702
        Shares redeemed.............................................   (327)     (3,026)
                                                                      -----     -------
        Net increase................................................  7,181     $66,585
                                                                                =======
        Shares outstanding:
          Beginning of period.......................................    --
                                                                      -----
          End of period.............................................  7,181
                                                                      =====

Note 3: PURCHASES AND SALES OF SECURITIES. For the year ended September 30, 1995, purchases, sales and paydowns of investment securities (excluding repurchase agreements and short-term obligations) aggregated $44,549,320, $56,734,502 and $3,386,940, respectively.

Note 4: MANAGEMENT, DISTRIBUTION, SHAREHOLDER SERVICING AGENT AND TRUSTEES' FEES. Under the Fund's Investment Advisory and Administration Agreement with Heritage Asset Management, Inc. (the "Manager"), the Fund agrees to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund's average daily net assets, computed daily and payable monthly. The agreement also provides for a reduction in such fees in any year to the extent that operating expenses of the Fund exceed applicable state expense limitations. From inception of the Fund, the Manager has reduced its investment advisory fees and reimbursed the Fund to the extent that operating expenses have exceeded amounts ranging from .60% to 1.15% of average daily net assets. Effective March 1, 1993, the Manager voluntarily agreed to waive its fee and, if necessary, reimburse the Fund to the extent that the Fund operating expenses exceed .95% for Class A Shares (1.20% for Class C Shares effective April 3, 1995), on an annual basis, of the Fund's average daily net assets attributable to each class of shares. This agreement is more restrictive than any state expense limitation. Under the agreement, management fees waived and expenses reimbursed totalled $151,883 ($0.06 per share for each class) for the year ended September 30, 1995. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the year ending September 30, 1997, the Fund may be required to pay the Manager a portion or all of the waived management fee. In addition, the Fund may be required to pay the Manager a portion or all of the management fee waived ($146,407) in the prior year ended September 30, 1994, if total Fund expenses fall below the annual expense limitation before the end of the year ending September 30, 1996.

        The Manager is also the Dividend Paying and Shareholder Servicing Agent for the Fund. The amount payable to the Manager for such expenses as of September 30, 1995 was $7,200. In addition, the Manager performs Fund accounting services and charged $28,242 during the current year of which $6,900 was payable as of September 30, 1995.

--------------------------------------------------------------------------------
          HERITAGE INCOME TRUST-LIMITED MATURITY GOVERNMENT PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                  (CONTINUED)
--------------------------------------------------------------------------------

        Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Fund is authorized to pay Raymond James & Associates, Inc. (the "Distributor") a fee equal to .35% of the average daily net assets for Class A Shares purchased on or before March 31, 1995. The Fund paid the Distributor a fee equal to .25% for Class A Shares purchased after March 31, 1995. Under the Class C Distribution Plan the Fund paid the Distributor a fee equal to .60% of the average daily net assets for Class C Shares. The Distributor, on Class C Shares, may retain the first 12 months distribution fee for reimbursement of amounts paid to the broker/dealer at the time of purchase. Such fees are accrued daily and payable monthly. During the period $102,285 and $69 were paid for distribution fees for Class A Shares and Class C Shares, respectively. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly-owned subsidiaries of Raymond James Financial, Inc.

        Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Income-Growth Trust, Heritage Capital Appreciation Trust, Heritage Series Trust and Heritage U. S. Government Income Fund, mutual funds that are also advised by the Manager of the Fund (collectively referred to as the Heritage mutual funds). Each Trustee of the Heritage mutual funds who is not an interested person of the Manager receives an annual fee of $8,000 and an additional fee of $2,000 for each combined quarterly meeting of the Heritage mutual funds attended. Trustees' fees and expenses are shared equally by each of the Heritage mutual funds.

                                HERITAGE INCOME TRUST

                              PART C. OTHER INFORMATION

     Item 24.         FINANCIAL STATEMENTS AND EXHIBITS

                      (a)      Financial Statements:

                               See the Prospectus and Statement of Additional Information

                               Included in Part A of the Registration Statement for the Class A shares:

                               Financial Highlights - A shares of High Yield Bond Fund and Intermediate Government Fund: For the period March 1, 1990 (commencement of operations) to September 30, 1990, and each of the five years in the period ended September 30, 1995; Intermediate Government Fund Class C shares of High Yield Bond Fund: for the period April 3, 1995 (commencement of operations of C shares) to September 30, 1995.

                               Included in Part B of the Registration Statement on behalf of the High Yield Bond Fund and Intermediate Government Fund:

                               Investment Portfolio - September 30, 1995
                               Statement of Assets and Liabilities - September 30, 1995
                               Statement of Operations - September 30, 1995
                               Statements of Changes in Net Assets for the year ended September 30, 1995 and 1994
                               Notes to Financial Statements
                               Reports of Coopers & Lybrand L.L.P., Independent Accountants dated November 27, 1995


                      (b)      Exhibits:

                               (1)     Declaration of Trust (filed herewith)

                               (2)     (a)      Bylaws (filed herewith)

                                       (b)      Amended  and   Restated   Bylaws
                                                (filed herewith)

                               (3)     Voting trust agreement -- none

                               (4)     (a)(i)   Specimen  security   High  Yield
                                                Bond Fund Class A**

                                       (a)(ii)  Specimen  security  High   Yield
                                                Bond Fund Class C**

                                       (b)(i)   Specimen  security  Intermediate
                                                Government Class A**

                                       (b)(ii)  Specimen  security  Intermediate
                                                Government Class C**

                               (5)     (a)      Investment      Advisory     and
                                                Administration  Agreement (filed
                                                herewith)

                                       (b)      Subadvisory   Agreement  between
                                                Heritage Asset  Management, Inc.
                                                and Eagle Asset Management, Inc.
                                                (filed herewith)

                                       (c)      Subadvisory   Agreement  between
                                                Heritage Asset  Management, Inc.
                                                and   Salomon   Brothers   Asset
                                                Management Inc (filed herewith)

                               (6)     Distribution Agreement (filed herewith)

                               (7)     Bonus, profit sharing or pension plans
                                       -- none

                               (8)     Custodian Agreement (filed herewith)

                               (9)     (a)      Transfer  Agency   and   Service
                                                Agreement (filed herewith)

                                       (b)      Fund  Accounting   and   Pricing
                                                Service     Agreement     (filed
                                                herewith)

                               (10)    Opinion and consent of counsel*

                               (11)    Accountants' consent (filed herewith)

                               (12)    Financial statements omitted from
                                       prospectus -- none

                               (13)    Letter   of  investment   intent   (filed
                                       herewith)

                               (14)    Prototype retirement plan**

                               (15)    (a)      Class A  Plan pursuant  to  Rule
                                                12b-1 (filed herewith)

                                       (b)      Class C  Plan pursuant  to  Rule
                                                12b-1 (filed herewith)

                               (16)    (a)      Performance Computation Schedule
                                                Relating to High Yield Bond Fund
                                                (formerly Diversified Portfolio)
                                                (filed herewith)

                                       (b)      Performance Computation Schedule
                                                Relating     to     Intermediate
                                                Government     Fund    (formerly
                                                Limited    Maturity   Government
                                                Portfolio) (filed herewith)

                               (17)    Electronic  Filers   --  Financial   Data
                               Schedule:

                                       (a)      Financial Data Schedule Relating
                                                to   High    Yield   Bond   Fund
                                                (formerly Diversified Portfolio)
                                                Class A

                                       (b)      Financial Data Schedule Relating
                                                to   High    Yield   Bond   Fund
                                                (formerly Diversified Portfolio)
                                                Class C

                                       (c)      Financial Data Schedule Relating
                                                to Intermediate  Government Fund
                                                (formerly    Limited    Maturity
                                                Government Portfolio) Class A

                                       (d)      Financial Data Schedule Relating
                                                to Intermediate Government  Fund
                                                (formerly    Limited    Maturity
                                                Government Portfolio) Class C

                               (18)    Plan pursuant to Rule 18f-3 -- none

     * Incorporated by reference to the Trust's Rule 24f-2 Notice, filed previously on November 29, 1995.

     **       To be filed by subsequent amendment.


     Item 25.         PERSONS CONTROLLED BY OR UNDER
                      COMMON CONTROL WITH REGISTRANT

                      None.

     Item 26.         NUMBER OF HOLDERS OF SECURITIES

                                                   Number of Record Holders
       Title of Class                                  October 31, 1995
       ----------------                             -----------------------

       Shares of Beneficial Interest

                High Yield Bond Fund
                        Class A Shares                       1,752
                        Class C Shares                        41


                Intermediate Government Funds
                        Class A Shares                       1,395
                        Class C Shares                         8

     Item 27.         INDEMNIFICATION

              Article XI, Section 2 of the Trust's Declaration of Trust provides that:

              (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                      (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

              (b) No indemnification shall be provided hereunder to a Covered Person:

                      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                      (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

              (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

              (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the applicable Portfolio from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 2; provided, however, that:

                      (i)      such   Covered   Person   shall   have   provided
     appropriate security for such undertaking,

                      (ii) the Trust is insured against losses arising out of any such advance payments or

                      (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

              According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees.

              Article XII, Section 2 of the Declaration of Trust provides that, subject to the provisions of Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              Paragraph 8 of the Investment Advisory and Administration Agreement of Heritage Income Trust ("Advisory Agreement") between the
     Trust and Heritage Asset Management, Inc. ("Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, director, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

              Paragraph 9 of the Heritage Income Trust Subadvisory Agreement ("Subadvisory Agreement") between the Manager and Eagle Asset Management, Inc. ("Subadviser" or "Eagle") provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or reckless disregard of its obligations and duties under the Subadvisory Agreement, the Subadviser shall not be subject to any liability to the Trust, or to any of its Shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement.

              Paragraph 7 of the Distribution Agreement of Heritage Income Trust ("Distribution Agreement") between the Trust and Raymond James & Associates, Inc. ("Raymond James") provides that the Trust agrees to indemnify, defend and hold harmless Raymond James, its several officers and directors, and any person who controls Raymond James within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1933 Act") from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which Raymond James, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect Raymond James against any liability to the Trust or its shareholders to which Raymond James would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement.

              Paragraph 13 of the Heritage Funds Accounting and Pricing Services Agreement ("Accounting Agreement") between the Trust and Heritage provides that the Trust shall indemnify and hold harmless Heritage and its nominees from all losses, damages, costs, charges, payments, expenses (including reasonable counsel fees), and liabilities arising directly or indirectly from any action that Heritage takes or does or omits to take to do (i) at the request or on the direction of or in reasonable reliance on the written advice of the Trust or (ii) upon Proper Instructions (as defined in the Accounting Agreement), provided, that neither Heritage nor any of its nominees shall be indemnified against any liability to the Trust or to its shareholders (or any expenses incident to such liability) arising out of Heritage's own willful misfeasance, willful misconduct, gross negligence or reckless disregard of its duties and obligations specifically described in the Accounting Agreement or its failure to meet the standard of care set forth in the Accounting Agreement.

     Item 28. I.               BUSINESS  AND  OTHER  CONNECTIONS  OF  INVESTMENT
                               ADVISER

              Heritage Asset Management, Inc. is a Florida corporation which offers investment management services. Information as to the officers and directors of Heritage is included in its current Form ADV filed with the Securities and Exchange Commission ("SEC") and is included by reference herein.

                  II. BUSINESS AND OTHER CONNECTIONS OF SUBADVISER

              Salomon Brothers Asset Management  Inc ("Salomon") is a registered investment adviser. It is a wholly-owned subsidiary of Salomon Inc. Salomon primarily is engaged in the investment advisory business. Information as to the officers and directors of Salomon is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

     Item 29.         PRINCIPAL UNDERWRITER

                      (a) Raymond James & Associates, Inc. is the principal underwriter for each of the following investment companies: Heritage Cash Trust, Heritage Capital Appreciation Trust, Heritage Income-Growth Trust, Heritage Income Trust and Heritage Series Trust.

                      (b)  The  directors  and  officers   of  the  Registrant's
     principal underwriter are:


       Name                     Positions & Offices               Position
                                with Underwriter                  with Registrant


       Thomas A. James          Chief Executive Officer,          Trustee
                                Director


       Robert F. Shuck          Executive V.P., Director          None

       Thomas S. Franke         President, Chief Operating        None
                                Officer, Director

       Lynn Pippenger           Secretary/Treasurer, Chief        None
                                Financial Officer, Director



                                         C-8






       Dennis Zank              Executive V.P. of Operations      None
                                and Administration, Director



     Item 30.         LOCATION OF ACCOUNTS AND RECORDS

              The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Trust's custodian through February 28, 1994, except that: Heritage will maintain some or all of the records required by Rule 31a-(b)(l), (2) and (8); and the Subadviser will maintain some or all of the records required by Rule 31a-1(b)(2), (5), (6), (9), (10) and (11). After
     March 1, 1994, the required records will be maintained by Heritage and the Subadviser.

     Item 31.         MANAGEMENT SERVICES

                      Not applicable.

     Item 32.         UNDERTAKINGS

                      The Trust hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                  INDEX TO EXHIBITS


       Exhibit
       Number               Description                              Page
       _______              _____________                            _____


       1                    Declaration of Trust (filed herewith)


       2  (a)               Bylaws (filed herewith)

       2  (b)               Amended and Restated Bylaws (filed
                            herewith)

       3                    Voting trust agreement -- none

       4  (a) (i)           Specimen security High Yield Bond
                            Fund class A**

          (a) (ii)          Specimen security High Yield Bond
                            Fund Class**

          (b) (i)           Specimen security Intermediate
                            Government Class A**

          (b) (ii)          Specimen security Intermediate
                            Government Class C**

       5  (a)               Investment Advisory and
                            Administration Agreement (filed
                            herewith)

          (b)               Subadvisory Agreement between
                            Heritage Asset Management, Inc. and
                            Eagle Asset Management, Inc. (filed
                            herewith)

          (c)               Subadvisory Agreement between
                            Heritage Asset Management, Inc. and
                            Salomon Brothers Asset Management Inc
                            (filed herewith)

       6                    Distribution Agreement (filed
                            herewith)

       7                    Bonus, profit sharing or pension
                            plans -- none






       8                    Custodian Agreement (filed herewith)

       9  (a)               Transfer Agency and Service Agreement
                            (filed herewith)

       9  (b)               Fund Accounting and Pricing Service
                            Agreement (filed herewith)

       10                   Opinion and consent of counsel*

       11                   Accountants' consent (filed herewith)

       12                   Financial statements omitted from
                            prospectus -- none

       13                   Letter of investment intent (filed
                            herewith)


       14                   Prototype retirement plan**

       15 (a)               Class A Plan pursuant to Rule 12b-1
                            (filed herewith)

          (b)               Class C Plan pursuant to Rule 12b-1
                            (filed herewith)

       16 (a)               Performance Computation Schedule
                            Relating to High Yield Bond fund
                            (formerly Diversified Portfolio)
                            (filed herewith)

          (b)               Performance Computation Schedule
                            Relating to Intermediate Government
                            Fund (formerly Limited Maturity
                            Government Portfolio) (filed
                            herewith)

       17                   Financial Data Schedule:

          (a)               Financial Data Schedule Relating to
                            High Yield Bond Fund (formerly
                            Diversified Portfolio) Class A.

          (b)               Financial Data Schedule relating to
                            High Yield Bond Fund (formerly
                            Diversified Portfolio) Class C






                                       -  2  -






          (c)               Financial Data Schedule Relating to
                            Intermediate Government Fund
                            (formerly Limited Maturity Government
                            Portfolio) Class A

          (d)               Financial Data Schedule Relating to
                            Intermediate Government Fund
                            (formerly Limited Maturity Government
                            Portfolio) Class C

       18                   Plan pursuant to Rule 18f-3 -- none



     * Incorporated by reference to the Trust's Rule 24f-2 Notice, filed previously on November 29, 1995.

     **       To be filed by subsequent amendment.

                                     SIGNATURES

              Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 11 to its Registration Statement (No. 33-30361) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the 1st day of December, 1995.

                                                HERITAGE INCOME TRUST

                                                By:     /s/ Stephen  G. Hill


     _________________________
                                                        Stephen G. Hill
                                                        President
     Attest:

     /s/ Donald H. Glassman
     ________________________
     Donald H. Glassman
     Treasurer

              Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 11 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


       Signature                                     Title                          Date


       /s/ Stephen G. Hill                President                    December 1, 1995
       __________________________
       Stephen G. Hill


       Thomas A. James*                   Trustee                      December 1, 1995
       __________________________
       Thomas A. James

       Richard K. Riess*                  Trustee                      December 1, 1995
       _________________________
       Richard K. Riess

       C. Andrew Graham*                  Trustee                      December 1, 1995
       _________________________
       C. Andrew Graham






       David M. Phillips*                 Trustee                      December 1, 1995
       _________________________
       David M. Phillips

       James L. Pappas*                   Trustee                      December 1, 1995
       _________________________
       James L. Pappas

       Donald W. Burton*                  Trustee                      December 1, 1995
       _________________________
       Donald W. Burton

       Eric Stattin*                      Trustee                      December 1, 1995
       _________________________
       Eric Stattin

       /s/ Donald H. Glassman             Treasurer                    December 1, 1995
       _________________________
       Donald H. Glassman



       *By /s/ Donald H. Glassman
           _________________________
           Donald H. Glassman,
           Attorney-in-Fact

